As filed with the Securities and Exchange Commission on May 1, 2000

                                                       Registration No. 33-97852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 6
                                -----------------
                          SOUTHLAND SEPARATE ACCOUNT L1
                              (Exact Name of Trust)



                        SOUTHLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                          5780 Powers Ferry Road, N.W.
                                Atlanta, GA 30340
              (Address of Depositor's Principal Executive Offices)




                                                Copy to:
GARY W. WAGGONER, ESQ.                          KIMBERLY J. SMITH, ESQ.
Security Life of Denver Insurance Company       Sutherland Asbill & Brennan LLP
1290 Broadway                                   1275 Pennsylvania Avenue, NW
Denver, Colorado 80203-5699                     Washington, D.C. 20004-2415
                                                (202) 383-0314

(Name and Address of Agent for Service)


                          ----------------------------


It is proposed that this filing will become effective:

         ___    on ____________, 2000 pursuant to paragraph (a) of Rule 485
         ___    60 days after filing pursuant to paragraph (a) of Rule 485
         _x_    on May 1, 2000 pursuant to paragraph (b) of Rule 485
         ___    immediately upon filing pursuant to paragraph (b) of Rule 485
         ___    this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of securities being registered: Variable life insurance policies.

                SOUTHLAND SEPARATE ACCOUNT L1 (File No. 33-97852)
                              Cross-Reference Table




Form N-8B-2 Item No.          Caption in Prospectus


1, 2                          Cover; Southland Life Insurance Company;
                              Southland Separate Account L1

3                             Inapplicable

4                             Southland Life Insurance Company

5, 6                          Southland Separate Account L1

7                             Inapplicable

8                             Financial Statements

9                             Inapplicable

10(a), (b), (c), (d), (e)     Policy Summary; Policy Values; Determining Values
                              in the Variable Subaccounts; Charges, Deductions and Refunds; Surrender; Partial Withdrawals; The
                              Guaranteed Interest Account; Transfers of Account
                              Value; Right to Exchange Policy; Lapse;
                              Reinstatement; Premiums

10(f)                         Voting Privileges; Right to Change Operations

10(g), (h)                    Right to Change Operations

10(i) Tax Considerations; Detailed Information about the Policy; General Policy Provisions; The Guaranteed Interest Account

11, 12                        Southland Separate Account L1

13                            Policy Summary; Charges, Deductions and Refunds;
                              Group or Sponsored Arrangements, or Corporate Purchasers

Form N-8B-2 Item No.          Caption in Prospectus
--------------------          ---------------------

14, 15 Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16                            Premiums; Allocation of Net Premiums; How We
                              Calculate Accumulation Unit Values

17                            Premium Payments Affect Your Coverage;
                              Surrender; Partial Withdrawals

18 Policy Summary; Tax Considerations; Detailed Information about the Policy; Southland Separate Account L1; Persistency Refund

19 Reports to Owners; Notification and Claims Procedures; Performance Information (Appendix B)

20                            See 10(g) & 10(a)

21                            Policy Loans

22 Policy Summary; Premiums; Grace Period; Southland Separate Account L1; Detailed Information about the Policy

23                            Inapplicable

24                            Inapplicable

25                            Southland Life Insurance Company

26                            Inapplicable

27, 28, 29, 30                Southland Life Insurance Company

31, 32, 33, 34                Inapplicable

35                            Inapplicable

36                            Inapplicable

Form N-8B-2 Item No.          Caption in Prospectus
--------------------          ---------------------

37                            Inapplicable

38, 39, 40, 41(a)             General Policy Provisions; Distribution of
                              the Policies; Southland Life Insurance Company

41(b), 41(c), 42, 43          Inapplicable

44                            Determining Values in the Variable Subaccounts;
                              How We Calculate Accumulation Unit Values

45                            Inapplicable

46 Partial Withdrawals; Detailed Information about the Policy

47, 48, 49, 50                Inapplicable

51                            Detailed Information about the Policy

52                            Determining Values in the Variable Subaccounts;
                              Right to Change Operations

53(a)                         Tax Considerations

53(b), 54, 55                 Inapplicable

56, 57, 58                    Inapplicable

59                            Financial Statements

                                   Prospectus


                                FUTURE DIMENSIONS
                 A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED

                  AND VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                        SOUTHLAND LIFE INSURANCE COMPANY
                                       AND
                          SOUTHLAND SEPARATE ACCOUNT L1





Consider carefully the policy charges, deductions, and refunds beginning on page 44 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying fund portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.



YOUR POLICY
     o is a flexible premium adjustable combination fixed and variable life insurance policy;
     o     is issued by Southland Life Insurance Company;
     o is guaranteed not to lapse during the first three policy years if you meet certain requirements; and
     o is returnable by you during the free look period if you are not satisfied.

YOUR POLICY PREMIUM PAYMENTS
     o     are flexible, so the premium amount and frequency may vary;
     o are allocated to variable investment subaccounts and the guaranteed interest account, based on your instructions;
     o are invested in shares of the underlying investment portfolios under each variable subaccount; and
     o can be invested in as many as eighteen investment options over the policy's lifetime.


YOUR ACCOUNT VALUE
     o is the sum of your holdings in the variable subaccounts, the guaranteed interest account and the loan account;

     o has no guaranteed minimum value under the variable subaccounts. The value varies with the value of the underlying investment portfolio;
     o has a minimum guaranteed rate of return if you have allocated for amounts in the guaranteed interest account; and
     o is subject to specified expenses and charges, including possible surrender charges.


DEATH PROCEEDS

     o     are paid if the policy is in force when the insured person dies;
     o     are equal to the death benefit minus an outstanding policy loan,

           accrued loan interest and unpaid charges incurred before the insured person dies;

     o     are calculated under your choice of options;
             * Option A- a stated death benefit;

             * Option B- a stated death benefit plus your account value; and
     o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.

                         DATE OF PROSPECTUS: MAY 1, 2000

ISSUED BY:                           ADMINISTERED BY:                                   UNDERWRITTEN BY:
Southland Life Insurance             Southland Customer Service                         ING America Equities, Inc.
Company                              Center                                             P.  O.  Box 173789
P.O.  Box 173789                     P.O.  Box 173789                                   Denver, CO 80217-3789
Denver, CO 80217-3789                Denver, CO 80217-3789
                                     (800) 224-3035
                                     ------------------------------------

THROUGH ITS:                         FOR OVERNIGHT DELIVERY:
Southland Separate Account L1        1290 Broadway
                                     Denver, CO 80203














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Future Dimensions                       2

                                TABLE OF CONTENTS



POLICY SUMMARY.................................................................4
      Your Policy..............................................................4
      Free Look Period ........................................................4
      Premium Payments.........................................................4
      Charges and Deductions...................................................4
      Variable Subaccounts.....................................................6
      Fees and Expenses of the Investment Portfolios
            ...................................................................6
      Policy Values............................................................8
      Transfers of Account Value...............................................8
      Special Policy Features..................................................8
      Policy Modification, Termination and
           Continuation Features...............................................9
      Death Benefits...........................................................9
      Tax Considerations......................................................10

SOUTHLAND, THE SEPARATE ACCOUNT
      AND THE INVESTMENT OPTIONS..............................................12
      Southland Life Insurance Company........................................12
      Southland Separate Account L1...........................................12
      Investment Portfolio Objectives.........................................13
      The Guaranteed Interest Account.........................................17
      Maximum Number of Investment Options....................................18


DETAILED INFORMATION ABOUT THE

      POLICY..................................................................18
      Applying for a Policy...................................................18
      Temporary Insurance.....................................................18
      Policy Issuance.........................................................19
      Premiums................................................................19
      Premium Payments Affect Your Coverage...................................21
      Death Benefits..........................................................21
      Riders..................................................................27
      Special Features........................................................29
      Policy Values...........................................................30
      Transfers of Account Value..............................................31
      Dollar Cost Averaging...................................................32
      Automatic Rebalancing...................................................33
      Policy Loans............................................................34
      Partial Withdrawals.....................................................35
      Lapse...................................................................36
      Reinstatement...........................................................37
      Surrender...............................................................38
      General Policy Provisions...............................................38
      Administrative Information About the Policy.............................42


CHARGES, DEDUCTIONS AND REFUNDS

       .......................................................................44
      Deductions from Premiums................................................44
      Policy Transaction Fees.................................................46
      Persistency Refund......................................................47
      Surrender Charge........................................................47
      Group or Sponsored Arrangements, or Corporate
           Purchasers.........................................................50

TAX CONSIDERATIONS............................................................51
      Tax Status of the Policy................................................51
      Diversification Requirements............................................51
      Tax Treatment of Policy Death Benefits..................................52
      Modified Endowment Contracts............................................52
      Multiple Policies.......................................................52
      Distributions Other than Death Benefits from
           Modified Endowment Contracts.......................................52
      Distributions Other than Death Benefits from

           Policies That Are Not Modified Endowment

           Contracts..........................................................53
      Investment in the Policy................................................53
      Policy Loans............................................................53
      Section 1035 Exchanges..................................................53
      Tax-exempt Policy Owners................................................53
      Possible Tax Law Changes................................................53
      Changes to Comply with the Law..........................................53
      Other...................................................................54

ILLUSTRATIONS.................................................................55

ADDITIONAL INFORMATION........................................................59
      Directors and Officers..................................................59
      Regulation..............................................................60
      Legal Matters...........................................................60
      Legal Proceedings.......................................................60
      Experts.................................................................60
      Registration Statement..................................................60

FINANCIAL STATEMENTS..........................................................61

APPENDIX A...................................................................144

APPENDIX B...................................................................145


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Future Dimensions                       3

POLICY SUMMARY


YOUR POLICY


Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and riders, amendments or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the insured person's 100th birthday you may surrender your policy or continue it under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 29.


LIFE INSURANCE IS NOT A SHORT-TERM INVESTMENT. YOU SHOULD EVALUATE YOUR NEED FOR LIFE INSURANCE COVERAGE AND THIS POLICY'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING A POLICY.


FREE LOOK PERIOD


Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium payments we have received or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 38.

PREMIUM PAYMENTS


The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o     for us to issue your policy;
     o     sufficient to keep your policy in force; and
     o     as necessary to continue certain benefits.


Depending on the amount of premium you choose to pay it may not be enough to keep your policy or certain riders in force. SEE PREMIUMS, PAGE 19.


ALLOCATION OF NET PREMIUMS


This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable subaccounts or the guaranteed interest account. SEE ALLOCATION OF NET PREMIUMS, PAGE 20.


CHARGES AND DEDUCTIONS

All charges presented here are current unless stated otherwise.


--------
This summary highlights some important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our" and the "company" refer to Southland Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

--------------------------------------------------------------------------------
Future Dimensions                       4

                                 POLICY CHARGES

                 Other Than Investment Portfolio Annual Expenses
                 (SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 44)



-------------------------------------- ------------------------------------ ----------------------------------------------
Charge                                 When Charge is Deducted              Amount Deducted
-------------------------------------- ------------------------------------ ----------------------------------------------
Tax Charges                            Each premium payment received        2.5% for state and local taxes; 1.5% for
                                                                            estimated federal income tax treatment of
                                                                            deferred acquisition costs.
-------------------------------------- ------------------------------------ ----------------------------------------------
Sales Charge                           First ten target premiums from       Guaranteed maximum of 4% of all premium
                                       premium payments received            payments; currently, 4% of the first ten
                                                                            target premiums and none thereafter.
-------------------------------------- ------------------------------------ ----------------------------------------------
Surrender Charge                       First fourteen policy or segment     Administrative surrender charge of $4 per
                                       years                                $1,000 of stated death benefit.  Sales
                                                                            surrender charge of 46% of premium received
                                                                            up to one target premium plus 44% of premium
                                                                            received between one and two target
                                                                            premium.  First two policy or segment years
                                                                            capped at 26% of premiums up to one target
                                                                            premium, plus 6% between one and two target
                                                                            premiums, plus 5% in excess of two target
                                                                            premiums.
-------------------------------------- ------------------------------------ ----------------------------------------------
Mortality & Expense Risk Charge        Daily, included in unit value        0.002466% daily (0.90% annually)
-------------------------------------- ------------------------------------ ----------------------------------------------
Policy Charge                          Monthly from account value           $20 monthly for first policy year.
-------------------------------------- ------------------------------------ ----------------------------------------------
Monthly Administrative Charge          Monthly from account value           $6 monthly with a guaranteed maximum of $10.
-------------------------------------- ------------------------------------ ----------------------------------------------
Cost of Insurance Charge               Monthly from account value           Varies based on current cost of insurance
                                                                            rates and net amount at risk.
-------------------------------------- ------------------------------------ ----------------------------------------------
Guaranteed Minimum Death Benefit       Monthly from account value           $0.005 per $1,000 of stated death benefit
Charge                                                                      with a guaranteed maximum of $0.01 per
                                                                            $1,000 of stated death benefit.
-------------------------------------- ------------------------------------ ----------------------------------------------
Rider Charges                          Monthly from account value           Varies depending on the rider benefits you
                                                                            choose.
-------------------------------------- ------------------------------------ ----------------------------------------------
Partial Withdrawal Fee                 Transaction date from account value  One free withdrawal per policy year, then up to $25.
-------------------------------------- ------------------------------------ ----------------------------------------------
Transfer Fee                           Transaction date from account value  Twelve free transfers per policy year, then
                                                                            $25 per transfer.
-------------------------------------- ------------------------------------ ----------------------------------------------
Illustration Fee                       Transaction date from account value  One free illustration per policy year, then a $25 fee may apply.
-------------------------------------- ------------------------------------ ----------------------------------------------
Premium Allocation Change Charge       Transaction date from account value  Twelve free premium allocation changes per policy year, then $25 per change.
-------------------------------------- ------------------------------------ ----------------------------------------------
Continuation of Coverage               Policy anniversary nearest insured   For "Type 1" there is no fee. For "Type 2"
Administrative Fee                     person's 100th birthday from         there is no fee on a current basis with a
                                       account value                        guaranteed maximum one-time fee of $200.
-------------------------------------- ------------------------------------ ----------------------------------------------



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Future Dimensions                       5

VARIABLE SUBACCOUNTS


If you invest in any of the variable subaccounts under the separate account, you may make or lose money depending on market conditions. The variable subaccounts are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.

These expenses are not direct charges against variable subaccount assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable subaccounts. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios. FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

The separate account purchases shares of the underlying investment portfolios at net asset value. This price reflects investment management fees and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

















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Future Dimensions                       6

INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)



                                                                                                      Fees and
                                                                                      Total           Expenses            Total Net
                                                  Management         Other          Portfolio         Waived or           Portfolio
                   Portfolio                         Fees           Expenses        Expenses         Reimbursed           Expenses
                   ---------                         ----           --------        --------         ----------           --------

THE ALGER AMERICAN FUND
      Alger American Growth                          0.75%           0.04%            0.79%              N/A               0.79%
      Alger American Leveraged AllCap                0.85%           0.08%/1/         0.93%              N/A               0.93%
      Alger American MidCap Growth                   0.80%           0.05%            0.85%              N/A               0.85%
      Alger American SmallCap                        0.85%           0.05%            0.90%              N/A               0.90%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
      VIP Equity - Income                            0.48%           0.09%            0.57%              N/A               0.57%/2/
      VIP Growth                                     0.58%           0.08%            0.66%              N/A               0.66%/2/
      VIP High Income                                0.58%           0.11%            0.69%              N/A               0.69%
      VIP Money Market                               0.18%           0.09%            0.27%              N/A               0.27%
      VIP Overseas                                   0.73%           0.18%            0.91%              N/A               0.91%/2/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
      VIP II Asset Manager                           0.53%           0.10%            0.63%              N/A               0.63%/2/
      VIP II Contrafund                              0.58%           0.09%            0.67%              N/A               0.67%/2/
      VIP II Index 500                               0.24%           0.10%            0.34%             0.06%              0.28%
      VIP II Investment Grade Bond                   0.43%           0.11%            0.54%              N/A               0.54%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
      INVESCO VIF - Equity Income /3/                0.75%           0.44%            1.19%             0.02%              1.17%
      INVESCO VIF - Utilities /4/                    0.60%           1.08%            1.68%             0.47%              1.21%
JANUS ASPEN SERIES/5/
      Janus Aspen Aggressive Growth                  0.65%           0.02%            0.67%              N/A               0.67%
      Janus Aspen Balanced                           0.65%           0.02%            0.67%              N/A               0.67%
      Janus Aspen Growth                             0.65%           0.02%            0.67%              N/A               0.67%
      Janus Aspen International Growth               0.65%           0.11%            0.76%              N/A               0.76%
      Janus Aspen Worldwide Growth                   0.65%           0.05%            0.70%              N/A               0.70%

----------------------------

/1/ Included in Alger American Leveraged AllCap portfolio's "Other Expenses" is 0.01% of interest expense.

/2/ FMR absorbed a portion of the portfolio and custodian expenses for some portfolios with part of the brokerage commissions and un-invested cash balances. After this absorption, "Total Portfolio Expenses" are 0.56% for Equity Income portfolio, 0.65% for Growth portfolio, 0.87% for Overseas portfolio, 0.62% for Asset Manager portfolio and 0.65% for Contrafund portfolio.

/3/ INVESCO absorbed a portion of VIF-Equity Income Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17%, respectively.

/4/ INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.61% and 1.21%, respectively.

/5/ Janus' expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for these portfolios.





--------------------------------------------------------------------------------
Future Dimensions                       7

GUARANTEED INTEREST ACCOUNT

The guaranteed interest account guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest account is credited with interest at a fixed rate. SEE GUARANTEED INTEREST ACCOUNT, PAGE 17.



POLICY VALUES


Your policy account value is the amount you have in the guaranteed interest account, plus the amount you have in each variable subaccount. If you have an outstanding policy loan, your account value includes the amount in the loan account. SEE POLICY VALUES, PAGE 30 AND PARTIAL WITHDRAWALS, PAGE 35.

YOUR ACCOUNT VALUE IN THE VARIABLE SUBACCOUNTS

Accumulation units are the way we measure value in the variable subaccounts. Accumulation unit value is the value of one unit of a variable subaccount on a valuation date. Each variable subaccount has a different accumulation unit value. SEE DETERMINING VALUES IN THE VARIABLE SUBACCOUNTS, PAGE 30.

The accumulation unit value for each variable subaccount reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy, and the expenses of the investment portfolios. SEE DETERMINING VALUES IN THE VARIABLE SUBACCOUNTS, PAGE 30 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 31.



TRANSFERS OF ACCOUNT VALUE


With some limitations, you may make twelve free transfers among the variable subaccounts or to the guaranteed interest account each policy year. We charge $25 for each transfer over twelve in a policy year. There are restrictions on transfers from the guaranteed interest division SEE TRANSFERS OF ACCOUNT VALUE, PAGE 31 AND POLICY TRANSACTION FEES, PAGE 46.



SPECIAL POLICY FEATURES


DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate one investment option from which we will deduct all of your monthly deductions. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 29.

RIDERS

You may attach additional benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. SEE RIDERS, PAGE 27.


DOLLAR COST AVERAGING


Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 32.


AUTOMATIC REBALANCING


Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 33.


LOANS


You may take loans against your policy's net cash surrender value. We charge a maximum annual loan interest rate of 4% for preferred loans and 6% for other loans. We credit an annual interest rate of 4% on amounts held in the loan account as collateral for your loan. Beginning in your eleventh policy year, where permitted by law, we may include amounts in the loan division for calculation of your policy's persistency refund. SEE POLICY LOANS, PAGE 34.

Loans may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 51.


PARTIAL WITHDRAWALS


You may withdraw part of your net cash surrender value any time after your first or second policy anniversary depending on which death benefit option you choose. You may make up to twelve partial withdrawals per policy year. Partial withdrawals may reduce your policy's death benefit and will


--------------------------------------------------------------------------------
Future Dimensions                       8
reduce your account value. Surrender charges may apply. SEE PARTIAL WITHDRAWALS, PAGE 35.

Partial withdrawals may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 51.


PERSISTENCY REFUND


Beginning in your eleventh policy year, where permitted by law, we add a persistency refund to your account value. SEE PERSISTENCY REFUND, PAGE 47.



POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you may convert, or exchange, your policy for a guaranteed policy, unless law requires differently. There is no charge for this exchange. SEE RIGHT TO EXCHANGE POLICY, PAGE 29.


SURRENDER


You may surrender your policy for its net cash surrender value at any time while the insured person is living. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 38.


LAPSE


In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first three years of your policy if the conditions of the special continuation period have been met. SEE LAPSE, PAGE 36 AND SPECIAL CONTINUATION PERIOD, PAGE 20.


REINSTATEMENT


You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured person meets our underwriting requirements.

You will need to give proof of insurability. You will also need to pay required reinstatement premiums.


If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.


If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 37.

POLICY MATURITY

If the insured person is still living on the maturity date or the policy anniversary nearest the insured person's 100th birthday and you do not choose to let the continuation of coverage feature become effective, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 29.


CONTINUATION OF COVERAGE


At the policy anniversary nearest the insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. SEE CONTINUATION OF COVERAGE, PAGE 29.



DEATH BENEFITS

At the death of the insured person, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.

We generally require a minimum stated death benefit of $50,000 to issue your policy. However, we may lower this minimum for group or sponsored arrangements, or corporate purchasers. SEE DEATH BENEFITS, PAGE 21.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 24.



TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 51.


Assuming the policy qualifies as a life insurance

--------------------------------------------------------------------------------
Future Dimensions                       9
contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
     o     partial withdrawals;
     o     surrender; or
     o     lapse.


In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 52.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.


You should consult a qualified legal or tax adviser before you purchase your policy.













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Future Dimensions                       10

                              HOW THE POLICY WORKS



YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are held in our general account           held in our separate account     -->    investment portfolios   ------> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
                                      |
o  persistency refund       Refunds   |
                         ------------>|                       Monthly Deductions   o  initial policy charge
                                      |                    --------------------->  o  cost of insurance
                                      |                   |                           charge
                                      |                   |                        o  monthly administrative
                                      \/                  |                           charge
                               ACCUMULATED VALUE          |                        o  rider charges
                               The total value of your  --|                        o  guaranteed minimum
                               policy                     |                           death benefit charge
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  surrender charge







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Future Dimensions                       11

SOUTHLAND, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SOUTHLAND LIFE INSURANCE COMPANY


Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York. Our total assets exceeded $2.5 billion, and our shareholder's equity exceeded $351 million on a generally accepted accounting principles basis as of December 31, 1999. (See Financial Statements.)


We have a complete line of life insurance products, including:
     o     annuities;
     o     individual life;
     o     group life; and
     o     pension products.


Southland is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $495 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.


The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is an affiliate of Southland and is a registered broker-dealer with the SEC and the NASD. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993, and is located at 1290 Broadway, Denver, Colorado 80203-5699.


SOUTHLAND SEPARATE ACCOUNT L1


SEPARATE ACCOUNT STRUCTURE

We established Southland Separate Account L1 (the "separate account") on February 25, 1994, under Texas insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Southland.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

Law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.


VARIABLE SUBACCOUNTS


Investment options include the variable subaccounts and the guaranteed interest account, but not the loan account. The separate account has several subaccounts which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.



--------------------------------------------------------------------------------
Future Dimensions                       12

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.


If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.

INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation, which may be significant, for servicing or administration expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others and our affiliates may pay us more.











--------------------------------------------------------------------------------
Future Dimensions                       13


--------------------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT PORTFOLIO OBJECTIVES
---------------------------------- -------------------------------- ------------------------------------------------------------
Variable Investment Option         Investment Company/ Adviser/     Investment Objective
                                   Manager/ Sub-Adviser
---------------------------------- -------------------------------- ------------------------------------------------------------

Alger American Growth Portfolio    Investment Company:              Seeks long-term capital appreciation by focusing on
                                   The Alger American Fund          growing companies that generally have broad product lines,
                                   Investment Adviser:              markets, financial resources and depth of management.
                                   Fred Alger Management, Inc.      Under normal circumstances, the portfolio invests
                                                                    primarily in the equity securities of large companies.
                                                                    The portfolio considers a large company to have a market
                                                                    capitalization of $1 billion or greater.
---------------------------------- -------------------------------- ------------------------------------------------------------
Alger American Leveraged AllCap    Investment Company:              Seeks long-term capital appreciation by investing, under
Portfolio                          The Alger American Fund          normal circumstances, in the equity securities of
                                   Investment Adviser:              companies of any size which demonstrate promising growth
                                   Fred Alger Management, Inc.      potential.  The portfolio can leverage, that is, borrow
                                                                    money, up to one-third of its total assets to buy
                                                                    additional securities.  By borrowing money, the portfolio
                                                                    has the potential to increase its returns if the increase
                                                                    in the value of the securities purchased exceeds the cost
                                                                    of borrowing, including interest paid on the money
                                                                    borrowed.
---------------------------------- -------------------------------- ------------------------------------------------------------
Alger American MidCap Growth       Investment Company:              Seeks long-term capital appreciation by focusing on
Portfolio                          The Alger American Fund          midsize companies with promising growth potential.  Under
                                   Investment Adviser:              normal circumstances, the portfolio invests primarily in
                                   Fred Alger Management, Inc.      the equity securities of companies having a market
                                                                    capitalization within the range of companies in the S&P
                                                                    MidCap 400 Index.
---------------------------------- -------------------------------- ------------------------------------------------------------
Alger American Small               Investment Company:              Seeks long-term capital appreciation by focusing on small,
Capitalization Portfolio           The Alger American Fund          fast-growing companies that offer innovative products,
                                   Investment Adviser:              services or technologies to a rapidly expanding
                                   Fred Alger Management, Inc.      marketplace.  Under normal circumstances, the portfolio
                                                                    invests primarily in the equity securities of small
                                                                    capitalization companies.  A small capitalization company
                                                                    is one that has a market capitalization within the range
                                                                    of the Russell 2000 Growth Index or the S&P SmallCap 600
                                                                    Index.
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP Equity-Income Portfolio        Investment Company: Fidelity     Seeks reasonable income and potential for capital
                                   Variable Insurance Products      appreciation.  With a yield which exceeds the composite
                                   Fund                             yield on the securities comprising the S&P(R)500.  Invests
                                   Investment Manager:              in domestic and foreign issuers.  Invests at least 65% of
                                   Fidelity Management & Research   total assets in income-producing equity securities, which
                                   Company                          tend to lead to investments in large cap "value" stocks.
                                                                    Potentially invests in other types of equity securities
                                                                    and debt securities, including lower-quality debt
                                                                    securities.  Uses fundamental analysis of each issuer's
                                                                    financial condition and industry position and market and
                                                                    economic conditions to select investments.
---------------------------------- -------------------------------- ------------------------------------------------------------




--------------------------------------------------------------------------------
Future Dimensions                       14



--------------------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT PORTFOLIO OBJECTIVES
---------------------------------- -------------------------------- ------------------------------------------------------------
Variable Investment Option         Investment Company/ Adviser/     Investment Objective
                                   Manager/ Sub-Adviser
---------------------------------- -------------------------------- ------------------------------------------------------------

VIP Growth Portfolio               Investment Company: Fidelity     Seeks capital appreciation by investing in common stocks
                                   Variable Insurance               of companies that it believes have above-average growth
                                   Products Fund                    potential, either domestic or foreign issuers.
                                   Investment Manager:
                                   Fidelity Management & Research
                                   Company
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP High Income Portfolio          Investment Company: Fidelity     Seeks a high level of current income while also
                                   Variable Insurance Products      considering growth of capital by investing in domestic and
                                   Fund                             foreign issuers and companies in troubled or uncertain
                                   Investment Manager:              financial condition.  Invests at least 65% of total assets
                                   Fidelity Management & Research   in income-producing debt securities, preferred stocks and
                                   Company                          convertible securities with an emphasis on lower-quality
                                                                    debt securities.  Potentially invests in non-income
                                                                    producing debt securities, including defaulted securities
                                                                    and common stocks.  Uses fundamental analysis of each
                                                                    issuer's financial condition, industry position, market
                                                                    and economic conditions to select investments.
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP Money Market Portfolio         Investment Company: Fidelity     Seeks as high a level of current income as is consistent
                                   Variable Insurance Products      with the preservation of capital and liquidity by
                                   Fund                             investing in U.S.  dollar-denominated money market
                                   Investment Manager:              securities, including U.S.  Government securities and
                                   Fidelity Management & Research   repurchase agreements, and entering into reverse
                                   Company                          repurchase agreements.
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP Overseas Portfolio             Investment Company: Fidelity     Seeks long-term growth of capital by investing at least
                                   Variable Insurance Products      65% of total assets in foreign securities.
                                   Fund
                                   Investment Manager:
                                   Fidelity Management & Research
                                   Company
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP II Asset Manager Portfolio     Investment Company: Fidelity     Seeks high total return with reduced risk over the long
                                   Variable Insurance Products      term by allocating its assets among stocks, bonds, and
                                   Fund II                          short-term instruments.
                                   Investment Manager:
                                   Fidelity Management & Research
                                   Company
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP II Contrafund Portfolio        Investment Company: Fidelity     Seeks long-term capital appreciation by investing
                                   Variable Insurance Products      primarily in common "growth" stocks or "value" stocks or
                                   Fund II                          both of domestic and foreign issuers.  Invests in
                                   Investment Manager:              securities of companies whose value it believes is not
                                   Fidelity Management & Research   fully recognized by the public.  Uses fundamental analysis
                                   Company                          of each issuer's financial condition, industry position,
                                                                    market and economic conditions to select investments.
---------------------------------- -------------------------------- ------------------------------------------------------------


--------------------------------------------------------------------------------
Future Dimensions                       15



--------------------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT PORTFOLIO OBJECTIVES
---------------------------------- -------------------------------- ------------------------------------------------------------
Variable Investment Option         Investment Company/ Adviser/     Investment Objective
                                   Manager/ Sub-Adviser
---------------------------------- -------------------------------- ------------------------------------------------------------

VIP II Index 500 Portfolio         Investment Company: Fidelity     Seeks investment results that correspond to the total
                                   Variable Insurance Products      return of common stocks publicly traded in the United
                                   Fund II                          States as represented by the S&P(R) 500.
                                   Investment Manager:
                                   Fidelity Management & Research
                                   Company
                                   Sub-Advisor:
                                   Bankers Trust Company
---------------------------------- -------------------------------- ------------------------------------------------------------
VIP II Investment Grade Bond       Investment Company: Fidelity     Seeks as high level of current income as is consistent
Portfolio                          Variable Insurance Products      with the preservation of capital by investing in U.S.
                                   Fund II                          dollar-denominated investment grade bonds.  Allocates
                                   Investment Manager:              assets across different market sectors and maturities.
                                   Fidelity Management & Research   Analyzes a security's structural features, current pricing
                                   Company                          and trading opportunities, and the credit quality of its
                                                                    issuer in selecting investments.  Manages the portfolio to have similar overall interest rate risk to Lehman Brothers
                                                                    Aggregate Bond Index(R).
---------------------------------- -------------------------------- ------------------------------------------------------------
VIF-Equity Income Fund             Investment Company: INVESCO      Seeks high current income, with growth of capital as a
                                   Variable Investment Funds, Inc.  secondary objective by investing at least 65% of its
                                   Investment Adviser:              assets in dividend-paying common and preferred stocks.
                                   INVESCO Funds Group, Inc.        The rest of the fund's assets are invested in debt
                                   Sub-Advisor:                     securities, and lower-grade debt securities.
                                   INVESCO Capital Management,
                                   Inc.
---------------------------------- -------------------------------- ------------------------------------------------------------
VIF-Utilities Fund                 Investment Company: INVESCO      Seeks capital appreciation and income by investing at
                                   Variable Investment Funds, Inc.  least 80% of its assets in companies doing business in the
                                   Investment Adviser:              utilities economic sector.  The remainder of the fund's
                                   INVESCO Funds Group, Inc.        assets are not required to be invested in the utilities
                                   Sub-Advisor:                     economic sector.
                                   INVESCO Capital Management,
                                   Inc.
---------------------------------- -------------------------------- ------------------------------------------------------------
Aspen Aggressive Growth Portfolio  Investment Company: Janus        Seeks long-term growth of capital by investing primarily
                                   Aspen Series                     in common stocks selected for their growth potential and
                                   Investment Adviser:              normally investing at least 50% of its equity assets in
                                   Janus Capital                    medium-sized companies which fall within the range of
                                                                    companies in the S&P(R) MidCap 400 Index.
---------------------------------- -------------------------------- ------------------------------------------------------------
Aspen Balanced Portfolio           Investment Company: Janus        Seeks long-term growth of capital, consistent with
                                   Aspen Series                     preservation of capital and balanced by current income by
                                   Investment Adviser:              normally investing 40-60% of its assets in securities
                                   Janus Capital                    selected primarily for their growth potential and 40-60%
                                                                    of its assets in securities selected primarily for their
                                                                    income potential.  The portfolio normally invests at least
                                                                    25% of its assets in fixed-income securities.
---------------------------------- -------------------------------- ------------------------------------------------------------



--------------------------------------------------------------------------------
Future Dimensions                       16



--------------------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT PORTFOLIO OBJECTIVES
---------------------------------- -------------------------------- ------------------------------------------------------------
Variable Investment Option         Investment Company/ Adviser/     Investment Objective
                                   Manager/ Sub-Adviser
---------------------------------- -------------------------------- ------------------------------------------------------------


Aspen Growth Portfolio             Investment Company: Janus        Seeks long-term growth of capital in a manner consistent
                                   Aspen Series                     with preservation of capital by investing primarily in
                                   Investment Adviser:              common stocks selected for their growth potential.
                                   Janus Capital                    Although the portfolio can invest in companies of any
                                                                    size, it generally invests in larger, more established
                                                                    companies.
---------------------------------- -------------------------------- ------------------------------------------------------------
Aspen International Growth         Investment Company: Janus        Seeks long-term growth of capital by investing at least
Portfolio                          Aspen Series                     65% of its total assets in securities of issuers from at
                                   Investment Adviser:              least five different countries, excluding the United
                                   Janus Capital                    States.  Although the portfolio intends to invest
                                                                    substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
---------------------------------- -------------------------------- ------------------------------------------------------------
Aspen Worldwide Growth Portfolio   Investment Company: Janus        Seeks long-term growth of capital in a manner consistent
                                   Aspen Series                     with preservation of capital by investing primarily in
                                   Investment Adviser:              common stocks of companies of any size throughout the
                                   Janus Capital                    world.  The portfolio normally invests in issuers from at
                                                                    least five different countries, including the United
                                                                    States.  The portfolio may at times invest in fewer than
                                                                    five countries or even in a single country.
---------------------------------- -------------------------------- ------------------------------------------------------------




THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest account. The guaranteed interest account guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable subaccounts) or other separate accounts.


The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest account under the Securities Act of 1933. Also, we have not registered the guaranteed interest account or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest account and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.


The amount you have in the guaranteed interest account is all of the net premium you allocate to that account, plus transfers you make to the guaranteed interest account plus interest earned.


Amounts you transfer out of or withdraw from the guaranteed interest account reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest account.


We declare the interest rate that applies to all amounts in the guaranteed interest account. This interest rate is never less than the minimum guaranteed interest rate of 3.5%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be similarly guaranteed for a successive period of at least twelve months at the interest rate current at that time. Interest compounds


--------------------------------------------------------------------------------
Future Dimensions                       17
daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest account on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest account.


MAXIMUM NUMBER OF INVESTMENT OPTIONS


There are three accounts: the separate account, the guaranteed interest account and the loan account. Under the separate account, there are numerous variable subaccounts. SEE SOUTHLAND SEPARATE ACCOUNT L1, PAGE 12 AND INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable subaccounts and the guaranteed interest account, but not the loan account.

As an example, if you have had funds in seventeen variable subaccounts and the guaranteed interest account, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable subaccounts, you will not be able to invest in the guaranteed interest account.



DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard variable life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.


The illustrations beginning on page 55 show how the policies work.



APPLYING FOR A POLICY


You purchase this variable universal life policy by submitting an application to us. On the policy date, the insured person must be no older than age 75. We may, in our sole discretion, issue a policy covering an insured over age 75.


The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds.


You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance is $1 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

     1. you have completed and signed our conditional receipt or temporary insurance agreement, as applicable;

     2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

     3.    parts I and II of the application are complete.

Temporary life insurance coverage ends on the earliest of:
     o     the date we return your premium payments;
     o five days after we mail notice of termination to the address on your application;
     o     the date your policy coverage starts;
     o     the date we refuse to issue a policy based on your application; or
     o 90 days after you sign our conditional receipt or temporary insurance agreement, as applicable.

There is no death benefit under the temporary insurance agreement if:
     o there is a material misrepresentation in statements on your application;
     o the person or persons intended to be insured die by suicide or self-inflicted injury; or
     o     the bank does not honor your premium check.


--------------------------------------------------------------------------------
Future Dimensions                       18

POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.


The policy date shown on your policy schedule determines:

     o     monthly processing dates;
     o     policy months;
     o     policy years; and
     o     policy anniversaries.


The policy date is not affected by when you receive the policy. We charge monthly deductions from the policy date unless your policy specifies otherwise.

The policy date is determined one of three ways:

     1.    the date you designate on your application, subject to our approval;

     2. the back-date of the policy to save age, subject to our approval and law; or

     3.    if there is no designated date or back-date, the policy date is:
           o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
           o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

We apply a test to make sure that your policy meets the federal income tax definition of life insurance. The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 51.



PREMIUMS


You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the insured person or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 29.

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.


SCHEDULED PREMIUMS


Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy. If you want one of two guaranteed minimum death benefit choices, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.


UNSCHEDULED PREMIUM PAYMENTS


Generally speaking, you may make unscheduled premium payments at any time, however:


      1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured

--------------------------------------------------------------------------------
Future Dimensions                       19
           person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

     2. We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and


     3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 52 AND CHANGES TO COMPLY WITH THE LAW, PAGE 53.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

TARGET PREMIUM

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured person. The target premium is used in determining your sales charge, surrender charge and the distribution allowance we pay to broker/dealers. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and each additional segment listed in your policy schedule. SEE PREMIUMS, PAGE 19.


MINIMUM ANNUAL PREMIUM


To qualify for the special continuation period, you must pay a minimum annual premium during each of your first three policy years.

Your minimum annual premium is based on:
     o     the insured person's age, gender and premium class;
     o     the stated death benefit of your policy; and
     o     riders on your policy.


Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

SPECIAL CONTINUATION PERIOD


The special continuation period, or no lapse guarantee period, is the first three policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:

      o the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest, is greater than or equal to;

      o the minimum monthly premiums for each policy month from the first month of your policy through the current policy monthly processing date.


The minimum monthly premium is one-twelfth of the minimum annual premium.


During the first three years of your policy, if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied our requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly deductions for the following two months. SEE LAPSE, PAGE 38.

INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least equal to the sum of your scheduled premiums due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy.


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We apply the initial net premium to your policy after:
     a)    we receive the required amount of premium;
     b) all issue requirements have been received by our customer service center; and
     c)    we approve your policy for issue.

Amounts you designate for the guaranteed interest account will be allocated to that account on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable subaccounts into the Fidelity VIP Money Market Portfolio. We later transfer these amounts from the Money Market Portfolio to your selected variable subaccounts, based on your most recent premium allocation instructions, at the earlier of the following dates:
     o five days after we mailed your policy plus your state free look period has ended; or
     o we have received your delivery receipt plus your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable subaccounts directly into your selected investment portfolios.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole number percentages totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.

You may make twelve free premium allocation changes per year, after which a $25 transaction fee applies. If you change your designated deduction investment option from which monthly deductions are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 29 AND POLICY TRANSACTION FEES, PAGE 46.



PREMIUM PAYMENTS AFFECT YOUR COVERAGE


Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your account value minus any surrender charge is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 36 AND SEE GRACE PERIOD, PAGE 36.

If you pay your minimum annual premium each year during the first three policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. SEE SPECIAL CONTINUATION PERIOD, PAGE 20.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.


MODIFIED ENDOWMENT CONTRACTS


There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 52.



DEATH BENEFITS


You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one


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policy. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 27.

Generally we require a minimum stated death benefit of $50,000. We may reduce the minimum stated death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting procedures in effect at the time you apply may limit the maximum stated death benefit.

When we issue your policy, we base the initial insurance coverage on the instructions in your application. The death benefit at issue may vary from the stated death benefit plus adjustable term insurance coverage for some 1035 exchanges.

Your death benefit is calculated as of the date of death of the insured person.

Coverage provided by the adjustable term insurance rider is not included in the guaranteed minimum death benefit.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce the distribution, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 27.










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




                              DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.



                                                  OPTION A                                                OPTION B
=========================  ======================================================  =================================================
STATED DEATH               The amount of policy death benefit at issue,            The amount of policy death benefit at issue,
BENEFIT                    not including rider coverage.  This amount              not including rider coverage.  This amount
                           stays level throughout the life of the policy.          stays level throughout the life of the policy.

BASE DEATH                 The greater of the stated death benefit or the          The greater of the stated death benefit plus
BENEFIT                    account value multiplied by the appropriate             the account value or, the account value
                           death benefit corridor factor.                          multiplied by the appropriate death benefit
                                                                                   corridor factor.

TARGET DEATH               Stated death benefit plus adjustable term               Stated death benefit plus adjustable term
BENEFIT                    insurance rider benefit.  This amount                   insurance rider benefit.  This amount
                           remains level throughout the life of the                remains level throughout the life of the
                           policy.                                                 policy.

TOTAL DEATH                It is the greater of the target death benefit or        It is the greater of the target death benefit
BENEFIT                    the base death benefit.                                 plus the account value or the base death
                                                                                   benefit.

ADJUSTABLE TERM            The adjustable term insurance rider benefit             The adjustable term insurance rider benefit
INSURANCE RIDER            is the total death benefit minus base death             is the total death benefit minus the base
BENEFIT                    benefit, but it will not be less than zero. If          death benefit, but it will not be less than
                           the account value multiplied by the death               zero.  If the account value multiplied by the
                           benefit corridor factor is greater than the             death benefit corridor factor is greater than
                           stated death benefit, the adjustable term               the stated death benefit plus the account
                           insurance benefit will be decreased.  It will           value, the adjustable term insurance rider
                           be decreased so that the sum of the base                benefit will be decreased.  It will be
                           death benefit and the adjustable term                   decreased so that the sum of the base death
                           insurance rider benefit is not greater than             benefit and the adjustable term insurance
                           the target death benefit.  If the base death            rider benefit is not greater than the target
                           benefit becomes greater than the target                 death benefit plus the account value.  If the
                           death benefit, then the adjustable term                 base death benefit becomes greater than the
                           insurance rider benefit is zero.                        target death benefit plus the account value,
                                                                                   then the adjustable term insurance rider
                                                                                   benefit is zero.
=========================  ======================================================  =================================================

BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
     o     your choice of death benefit option;
     o     increases or decreases in the stated death benefit; or

     o     a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
     o     the insured person's age;
     o     the insured person's gender; and
     o the guideline premium/cash value corridor test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 144.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the death of the insured person. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:


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     o     your base death benefit; plus
     o     rider benefits; minus
     o     your outstanding policy loan with accrued loan interest; minus

     o outstanding policy charges incurred before the insured person's death.

There could be outstanding policy charges if the insured person dies while your policy is in the grace period or in the three-year special continuation period.


DEATH BENEFIT OPTIONS


You have a choice of two death benefit options: option A or option B (described below). Your choice may result in your base death benefit being greater than your stated death benefit.


Under death benefit option A, your base death benefit is the greater of:

     1.    your stated death benefit on the date of the insured person's death;
           or

     2. your account value on the date of the insured person's death multiplied by the appropriate "Death Benefit Corridor Factor" from the table in Appendix A.


With option A, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option A offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.


Under death benefit option B, your base death benefit is the greater of:

     1. your stated death benefit plus your account value on the date of the insured person's death; or

     2. your account value on the date of the insured person's death multiplied by the appropriate "Death Benefit Corridor Factor" from the table in Appendix A.

CHANGES IN DEATH BENEFIT OPTIONS


You may request a change in your death benefit option A or B at any time on or after your first monthly processing date and before the continuation of coverage period begins. You may change from death benefit option A to option B, or from option B to option A. For you to change from death benefit option A to option B. We may require proof that the insured person is insurable under our normal rules of underwriting. A death benefit option change applies to your entire stated or base death benefit.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, the change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit changes as follows:



    Change         Change         Stated Death Benefit
     From            To            Following Change:
     ----            --            ----------------

    Option  A        Option B      your stated death benefit before the change
                                   minus your account value as of the
                                   effective date of the change.

    Option  B        Option A      your stated death benefit before the change
                                   plus your account value as of the
                                   effective date of the change.


We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change to the amount of coverage under your adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 45.


If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option A to option B, your stated death benefit is decreased by the amount of your account

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Future Dimensions                       24
value allocation to that segment. If you change from death benefit option B to option A, your stated death benefit is increased by the amount allocated to that segment.


We do not impose a surrender charge for any decrease in your stated death benefit due to your changing your death benefit option. We do not adjust the target premium when you change your death benefit option. SEE SURRENDER CHARGE, PAGE 47.

Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before changing your death benefit option.


CHANGES IN DEATH BENEFIT AMOUNTS


Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The request is effective on the next monthly processing date after we receive and approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $10,000.

After we make your requested change, we will send you a new policy schedule page. Keep it with your policy. We may ask you to send your policy to us so that we can make the change for you. You may change the target death benefit once in a policy year.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 51.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

You cannot decrease the stated death benefit below $50,000, or the minimum we require to issue your policy.

You may reduce your death benefit on or after your second policy anniversary. Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit after your first policy anniversary and before the insured person's 75th birthday.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once created, it is permanent unless law requires differently. The segment year runs from the segments effective date to its anniversary.

Each new segment may have:
     o     a new minimum annual premium during the special continuation period;
     o     a new sales charge;
     o     new cost of insurance charges, guaranteed and current;
     o     a new incontestability period;
     o     a new suicide exclusion period; and
     o     a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments.

There may be tax consequences as a result of a change in your death benefit amount. You should consult a tax adviser before changing your death benefit amount SEE TAX STATUS OF THE POLICY, PAGE 51 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 52.





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Future Dimensions                       25

GUARANTEED MINIMUM DEATH BENEFIT


Usually, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. Your account value depends on:


     1.    timing and amount of any premium payments;

     2.    the investment performance of the variable subaccounts;

     3.    the interest you earn in the guaranteed interest account;

     4.    the amount of your monthly charges;

     5.    partial withdrawals you take; and

     6.    loan activity you may have.


The guaranteed minimum death benefit rider may be put in force only at policy issue. By adding the guaranteed minimum death benefit rider to your policy, you can put one of two guarantee period options in force. These options extend the period that your policy's stated death benefit remains in effect even if the variable subaccounts perform poorly.

The two guarantee period options vary primarily by the length of time for the guarantee period. The guarantee period options provide for a guarantee period that lasts:

     1. under one guaranteed minimum death benefit option, the later of ten policy years or until the policy anniversary nearest insured person's 65th birthday; or

     2. under the other guaranteed minimum death benefit option, the earlier of: the lifetime of the insured person so long as your policy is still in force; or until the maturity date.

The guaranteed minimum death benefit coverage does not apply to any riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force. Charges for your guaranteed minimum death benefit and base coverage are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit is not available in some states.

During the guarantee period, we will deduct a monthly charge for this rider from your account value. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 45.


REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium. Your net account value must also meet certain diversification requirements.


Although the required guarantee period annual premium level is different for the two guaranteed period options, the guaranteed minimum death benefit operates similarly for either option.


Your guarantee period annual premium depends on which of the two guarantee periods you choose, as well as:
     o     your policy's stated death benefit;
     o     the insured person's age, gender, premium

           class and underwriting characteristics;
     o     the death benefit option you choose;
     o     additional rider coverage on your

           policy; and
     o     other additional benefits on your policy.


For most policies, the guarantee period annual premium for the guarantee period for life will be equal to the guideline annual premium determined under the federal income tax law definition of life insurance. For most policies, the guarantee period annual premium for the ten year or age 65 guarantee period will be the greater of the target premium or the minimum annual premium for each segment. The guarantee period annual premium for the guarantee period for life will be greater than that required for the ten year or age 65 guarantee period.


At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in

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Future Dimensions                       26
place.  We calculate:
     o     actual premiums paid; minus
     o     the amount of any partial withdrawals you make; minus
     o policy loans you take with accrued loan interest. This amount must equal or exceed:
     o the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

The guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

     1. you must invest your net account value in at least five investment options; and

     2. you may invest no more than 35% of your net account value in any one investment option.

Your policy will continue to meet the diversification requirements if:

     1. you have automatic rebalancing and you meet the two diversification tests listed above; or

      2. you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one investment option.


SEE DOLLAR COST AVERAGING, PAGE 32 AND AUTOMATIC REBALANCING, PAGE 33.

If you choose to activate the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test continuously from your policy date. If you fail to satisfy either test and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.

RIDERS

Your policy may include benefits, attached by rider. A rider may have an additional cost. You may cancel riders at any time.

Periodically we may offer other riders not listed here. Contact your agent/registered representative for a complete list of riders available.

Adding or canceling riders may have tax consequences. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 52.


ADJUSTABLE TERM INSURANCE RIDER


You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. The amount we pay is the term death benefit in force at the time of the death of the insured person. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). SEE DEATH BENEFITS, PAGE 21.

We generally require a minimum stated death benefit of $50,000. We generally restrict your target death benefit to an amount not more than eleven times your stated death benefit at issue. In other words, if your stated death benefit is $100,000, then the maximum amount of target death benefit we allow you is $1,100,000.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefit depends on which death benefit option is in effect:


      OPTION A:      If option A is in effect, the total death benefit is the
                     greater of:

                     a.   the target death benefit; or
                     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

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




      OPTION B:      If option B is in effect, the total death benefit is the
                     greater of:

                     a.   the target death benefit plus the account value; or
                     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.


For example, under option A, assume your base death benefit changes as a result of a change in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:


                     Target

   Base Death         Death             Adjustable Term
    Benefit          Benefit         Insurance Rider Amount
    -------          -------         ----------------------

    $201,500        $250,000                $48,500
     202,500         250,000                 47,500
     202,250         250,000                 47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.


Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 24.


We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.


Partial withdrawals, changes from death benefit option A to option B and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 35 AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 24.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They will be based on the rider issue age, gender and premium class of the person insured, as well as the length of time since your policy date.

The only charge for this coverage is the cost of insurance charges. The total charges you pay may be less if you have greater coverage under an adjustable term insurance rider rather than as base death benefit. The monthly guaranteed maximum cost of insurance rates for this rider are in your policy. SEE COST OF INSURANCE CHARGE, PAGE 45.


There are no sales charges or surrender charges for this coverage.


If the target death benefit is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though satisfactory new evidence of insurability is required for the increased schedule. SEE COST OF INSURANCE CHARGE, PAGE 45.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.

ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected by you if the insured dies due to an accident. The insured person may be no less than age 5 and no more than age 69. The minimum coverage is $10,000 and the maximum coverage is the lesser of the stated death benefit; or, $100,000 for an insured person age 5 through 25 and $300,000 for an insured person age 26 through 69. The monthly charge for this rider is $0.08 to $0.15 per $1,000 of rider coverage depending on the insured person's age.





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Future Dimensions                       28

ADDITIONAL INSURED RIDER


This rider provides death benefits upon the death of immediate family members other than the insured person. At issue of the rider, the insured person under the rider must be no more than age 75. You may add up to nine additional insured person riders to your policy using this rider. We require proof of insurability for each additional insured person. The minimum amount of coverage for each rider is $10,000. The maximum coverage for all additional insured persons is five times your total stated death benefit. The monthly charge for this rider is included as part of the cost of insurance charge. SEE COST OF INSURANCE CHARGE, PAGE 45.

CHILDREN'S INSURANCE RIDER

This rider will allow you to add death benefit coverage on your children. You may cover children upon birth or legal adoption without presenting evidence of insurability to us. Each child must be at least 7 days old and no more than age
18. The primary insured person must be no less than age 15 and no more than age
55. The minimum coverage per child is $1,000. If your policy date is before May 1, 2000, the maximum coverage is $10,000 per child. If your policy date is on or after May 1, 2000, the maximum coverage is $25,000 per child. The monthly charge for this rider is $0.50 per $1,000 of rider coverage.

GUARANTEED INSURABILITY RIDER

This rider will allow you to increase your stated death benefit without providing us with evidence that the insured person remains insurable while the policy is in force. The insured person may be no more than age 39. Increases are limited in amount and timing. The monthly charge for this rider is $0.04 to $0.19 per $1,000 of coverage depending on the insured person's age. If you add this rider to your policy, you may not add the guaranteed minimum death benefit rider.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

This rider provides that your stated death benefit will remain in force for the selected guarantee period regardless of the amount of your net cash surrender value, provided certain conditions are met. The monthly rider charge is $0.005 per $1,000 of stated death benefit, guaranteed never to exceed $0.01 per $1,000 of stated death benefit. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.

WAIVER OF COST OF INSURANCE RIDER


If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the monthly expense charges, cost of insurance charges and rider charges during the disability period. The insured person must be no less than age 5 and no more than age 59. If you add this rider to your policy, you may not add the waiver of specified premium rider. The rider charges are part of the cost of insurance charge. SEE COST OF INSURANCE CHARGE, PAGE 45.


WAIVER OF SPECIFIED PREMIUM RIDER


If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. The insured person must be no less than age 5 and no more than age 59. The monthly charge for this rider is $2.15 to $13.00 per $100 of rider coverage depending on the insured person's age and gender. If you add this rider to your policy, you may not add the waiver of cost of insurance rider.


SPECIAL FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan account as your designated deduction option.

You may elect not to choose a designated deduction investment option or the amount in your designated deduction investment option may not be enough to cover the monthly deductions. If so, these charges are taken from the variable subaccounts and guaranteed interest division in the same proportion that your account value in each has to your total net account value on the monthly processing date.

If you change your designated deduction investment option, we consider this a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 46.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless law requires differently.


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Future Dimensions                       29

We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all of your future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable subaccounts after you exercise this right.

We will not charge you for this exchange. SEE THE GUARANTEED INTEREST ACCOUNT, PAGE 17.


POLICY MATURITY


If the insured person is still living on the maturity date or the policy anniversary nearest the insured person's 100th birthday and if you do not want the continuation of coverage feature, the policy matures. You must then surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.


CONTINUATION OF COVERAGE


The continuation of coverage feature is not available in all states. Where it is available, it allows your insurance coverage to continue in force beyond policy maturity. On the policy anniversary nearest the insured person's 100th birthday, you may accept the continuation of coverage feature by not surrendering your policy.

Your policy date determines your policy's coverage during the continuation of coverage period and the fee, if any. You will have "Type 1" coverage if your policy is issued before August 1, 2000, or after that date but before your state permits us to issue "Type 2" coverage. You will have "Type 2" coverage if your policy date is on or after August 1, 2000, and your state permits us to issue "Type 2."

The differences between the two types are shown below.


                            CONTINUATION OF COVERAGE

                                                          Death Benefit Option         Stated Death Benefit
                             Administrative Fee          During Continuation of       During Continuation of
Continuation of Coverage     Current/Guaranteed              Coverage Period              Coverage Period
------------------------     ------------------              ---------------              ---------------
         Type 1                None/None                     Option B                     Zero

         Type 2                None/$200                     Option A                     Target Death Benefit as
                                                                                          of the policy maturity
                                                                                          date

With either type of coverage, the insurance coverage continues until the death of the insured person, unless the policy lapses or is surrendered. We accept no further premium payments and deduct no further monthly deductions. However, all riders terminate and your account value is transferred into the guaranteed interest account. You no longer have access to the variable subaccounts.

You may take policy loans or partial withdrawals. If we pay a persistency refund on the guaranteed interest account, it will be credited to your policy. SEE PERSISTENCY REFUND, PAGE 47.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value with no surrender charge. All normal consequences of surrender apply. SEE SURRENDER, PAGE 38.

The tax consequences of coverage continuing beyond the policy anniversary nearest the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.



POLICY VALUES

ACCOUNT VALUE


Your account value, or accumulation value, is the total amount you have in the guaranteed interest account, the variable subaccounts, and the loan account. Your account value reflects:
     o     net premiums applied;
     o     charges deducted;
     o     partial withdrawals taken;
     o     investment performance of the

           variable subaccounts;
     o     interest earned on the guaranteed interest account; and
     o     interest earned on the loan account.



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Future Dimensions                       30

NET ACCOUNT VALUE


Your policy's net accumulation value, or net account value, is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.


NET CASH SURRENDER VALUE


Your net cash surrender value is your account value minus any surrender charge minus your outstanding policy loan balance and accrued loan interest, if any.

DETERMINING VALUES IN THE VARIABLE SUBACCOUNTS


The amounts in the variable subaccounts are measured by accumulation units and accumulation unit values.


The value of each variable subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each variable subaccount has a different accumulation unit value.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable subaccount varies with the investment performance of the underlying portfolio. It reflects:
     o     investment income;
     o     realized and unrealized gains and losses;
     o     investment portfolio expenses; and
     o daily mortality and expense risk charges we take from the separate account.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 31.

You purchase accumulation units when you allocate premium or make transfers to a variable subaccount, including transfers from the loan account.

We redeem accumulation units:
     o     when amounts are transferred from a

           variable subaccount (including transfers to the loan account);

     o     for your policy's monthly deductions from your account value;
     o     for policy transaction charges;
     o     for surrender charges;
     o     when you take a partial withdrawal;
     o     when you surrender your policy; and
     o     to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by:


     1.    dividing the dollar amount of your transaction by:


     2. the subaccount's accumulation unit value for that variable subaccount calculated at the close of business on the valuation date of the transaction.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable subaccounts are determined. A valuation date is each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable subaccounts goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE SUBACCOUNTS, THERE IS NO GUARANTEED MINIMUM VALUE FOR ACCOUNT VALUE.


HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.


We generally set the accumulation unit value for a variable subaccount at $10 when the subaccount is first opened. After that first date, the accumulation unit value on any valuation date is:


     1. the accumulation unit value for the preceding valuation date multiplied by

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Future Dimensions                       31

     2. the variable subaccount's accumulation experience factor for the valuation period.


Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.


We calculate an accumulation experience factor for each variable subaccount every valuation date as follows:

     1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.


     2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.


     3. We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.

     4. We then subtract the mortality and expense risk charge under your policy. The daily charge is .002466% (.90% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.



TRANSFERS OF ACCOUNT VALUE


You may make twelve free transfers among the variable subaccounts, or the guaranteed interest account in each policy year with a $25 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 46 AND CONTINUATION OF COVERAGE, PAGE 29.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.


EXCESSIVE TRADING


Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
     o     increased trading and transaction costs;
     o     forced and unplanned portfolio turnover;
     o     lost opportunity costs; and
     o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest account are not restricted.

You may transfer amounts from the guaranteed interest account only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.

Transfers from the guaranteed interest account in each policy year are limited to the largest of:

     o 25% of your guaranteed interest account balance at the time of your first transfer or withdrawal out of it in that policy year;
     o the sum of the amounts you have transferred and withdrawn from the guaranteed interest account in the prior policy year; or
     o     $100.


--------------------------------------------------------------------------------
Future Dimensions                       32

DOLLAR COST AVERAGING


If your policy has at least $10,000 invested in the Fidelity VIP Money Market Portfolio subaccount, you may elect dollar cost averaging. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.


DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.


This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low.

Since you transfer the same dollar amount to other subaccounts each period, you purchase more units in a subaccount when the unit value is low and you purchase fewer units if the unit value is high.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount, or a percentage of your account value, for automatic transfer from the Fidelity VIP Money Market subaccount. Each period we automatically transfer the amount you select from the Fidelity VIP Money Market subaccount to one or more other variable subaccounts. You may not use the guaranteed interest account or the loan account in dollar cost averaging.

The minimum percentage you may transfer to any one subaccount is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual, or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly, on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the Fidelity VIP Money Market subaccount cannot be included in your automatic rebalancing program.


CHANGING DOLLAR COST AVERAGING


You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 40.


TERMINATING DOLLAR COST AVERAGING


You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate on the date:


     1.    you specify; or

     2. your balance in the Fidelity VIP Money Market subaccount reaches a dollar amount you set; or

     3. the amount in the Fidelity VIP Money Market subaccount is equal to or less than the amount to be transferred on a dollar cost averaging date. We will then transfer the remaining amount and dollar cost averaging ends.



AUTOMATIC REBALANCING


Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.


Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.


If you choose this feature, on each rebalancing date, we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing


--------------------------------------------------------------------------------
Future Dimensions                       33
allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual, or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you elect this feature after your policy date, we process the first transaction on the date you request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the Fidelity VIP Money Market subaccount used for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan account in your automatic rebalancing program.


CHANGING AUTOMATIC REBALANCING


You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest account. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 31.

If you have automatic rebalancing and the guaranteed minimum death benefit and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you that the allocation needs to be changed and ask you for revised instructions. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.


TERMINATING AUTOMATIC REBALANCING


You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date. If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements for the guarantee period to continue. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.


POLICY LOANS

The loan account is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

     1.    the total amount you borrow from your policy; plus

     2.    policy loan interest that is capitalized when due; minus

     3.    policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by law, is 90% of your net cash surrender value.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 40.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest account.

Loan interest charges on your policy loan accrue daily at a maximum annual interest rate of 4% for preferred loans and 6% for other loans. Interest is due in arrears on each policy anniversary. If you do


--------------------------------------------------------------------------------
Future Dimensions                       34
not pay your interest when it is due, we add it to your policy loan balance.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan account. We follow this same process for loan interest due at your policy anniversary. We credit the loan account with interest at an annual rate of 4%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

LOAN REPAYMENT

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the variable subaccounts and the guaranteed interest account in the same proportion as your current premium allocation, unless you tell us otherwise.


PREFERRED LOANS


A preferred loan amount is an amount taken after the earlier of:

     1.    the tenth policy anniversary, or;

     2. the fifth policy anniversary if the insured person's age is 60 or greater.


Loan interest charges on your preferred loan amount accrue daily at a maximum annual interest rate of 4%.


For each policy year in which your policy qualifies for preferred loan eligibility, the first loan amount you take during that year will be considered a preferred loan amount up to a maximum of 10% of the net account value. Any amount loaned later in that policy year will not be considered a preferred loan amount. Beginning in the 21st policy year and thereafter, we will consider all loan balances to be preferred loan amounts.

If the preferred loan amount you take during any policy year is less than the maximum allowed, you may not carry over the balance to increase the eligible preferred loan amount in any following policy year.

EFFECTS OF A POLICY LOAN ON YOUR POLICY

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable and the account value payable on surrender.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue. If you do not make loan payments your policy could lapse. POLICY LOANS MAY CAUSE YOUR POLICY TO LAPSE IF YOUR NET CASH SURRENDER VALUE IS NOT ENOUGH TO PAY YOUR DEDUCTIONS EACH MONTH. SEE LAPSE, PAGE 36.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 53.



PARTIAL WITHDRAWALS


By contacting our customer service center, you may request a partial withdrawal to be processed on any valuation date after your first policy anniversary for death benefit option B and after your second policy anniversary for option A. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 40.




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Future Dimensions                       35

You may take twelve partial withdrawals per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. A surrender charge may also apply. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 44.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest account and the variable subaccounts in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest account however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest account to your total net account value immediately before the partial withdrawal transaction.


Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH

BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS

FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 53.


PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION A


If you selected death benefit option A, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal, of up to 5% of your stated death benefit in a policy year without decreasing your stated death benefit.

Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal and may be subject to a surrender charge, unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.


PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION B


If you have selected death benefit option B, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.


STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS


Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
     o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
     o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 51.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 50.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 53.



LAPSE


Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit feature or the special continuation period is in effect and you have met all requirements. SEE SPECIAL CONTINUATION PERIOD, PAGE 21 AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.


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Future Dimensions                       36

GRACE PERIOD


Your policy enters a 61-day lapse grace period if, on a monthly processing date:


     1.    your net cash surrender value is zero (or less); and

     2. the three-year special continuation period has expired, or you have not paid the required special continuation period premium; and

     3. you do not have the guaranteed minimum death benefit or it has expired or terminated.


We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the insured person dies during the grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. No lapse notice will be sent to you if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable subaccounts and the guaranteed interest account. We deduct amounts you owe us including any surrender charges and inform you that your policy coverage has ended.


IF YOU HAVE THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT


After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 25.
















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Future Dimensions                       37

                                                              LAPSE SUMMARY

                       SPECIAL CONTINUATION PERIOD                 |                           GUARANTEED MINIMUM DEATH BENEFIT
===================================================================|================================================================

                                        IF YOU DO NOT MEET THE     |                                        IF YOU DO NOT MEET THE
          IF YOU MEET THE              REQUIREMENTS OR IT IS NO    |  IF YOU MEET THE                     REQUIREMENTS OR IT IS NO
            REQUIREMENTS                  LONGER IN EFFECT         |    REQUIREMENTS                         LONGER IN EFFECT
-------------------------------------------------------------------|----------------------------------------------------------------
                                                                   |
Your policy does not lapse if    Your policy enters the grace      |Your policy does not lapse if      Your policy enters the grace
you do not have enough net       period if your net cash           |you do not have enough net         period if your net cash
cash surrender value to pay      surrender value is not            |cash surrender value to pay        surrender value is not
the monthly charges.  The        enough to pay the monthly         |the monthly charges.               enough to pay the monthly
charges are deducted and         charges, or if your loan plus     |However, if you have any           charges, or if your loan plus
may cause a negative             accrued loan interest is more     |riders, they lapse after the       accrued loan interest is more
account value until the          than your account value           |grace period and only your         than your account value
earlier of:  1) the date you     minus any surrender charge.       |base coverage remains in           minus any surrender charge.
have enough net cash             If you do not pay enough          |force.  Charges for your base      If you do not pay enough
surrender value to cover the     premium to cover the past         |coverage are then deducted         premium to cover the past
monthly charge, or 2) until      due monthly charges and           |each month to the extent that      due monthly charges and
the end of the special           interest due plus the monthly     |there is sufficient net            interest due, plus the
continuation period.             charges and interest due          |account value to pay these         monthly charges and interest

                                 through the end of the grace      |charges.  If there is not          due through the end of the
                                 period, your policy lapses.       |sufficient net account value       grace period, your

                                                                   |to pay a charge, it is             policy lapses.
                                                                   |permanently waived.


================================ ==================================|================================== =============================

REINSTATEMENT


If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period if you still own the policy and the insured person meets our underwriting requirements.

Unless law requires differently, we will reinstate your policy and riders if:


     1.    you have not surrendered your policy;

     2. you provide satisfactory evidence to us that the insured person (and any people insured under your riders) is still insurable according to our normal rules of underwriting; and

     3. we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.



SURRENDER


You may surrender your policy for its net cash surrender value any time while the insured person is living. You may take your net cash surrender value in more than one payment.

We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center.


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All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 30 AND SETTLEMENT PROVISIONS, PAGE 41.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value. If you surrender your policy during the first fourteen policy years or segment years, we deduct a surrender charge from your net account value.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 53.



GENERAL POLICY PROVISIONS

FREE LOOK PERIOD


You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If for any reason you do not want it, you may return your policy to us or your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined under law. Generally, there are two types of free look refunds:

     o     some states require a return of all premiums we receive;
     o other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable subaccounts. SEE INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS, PAGE 20.


YOUR POLICY

The entire contract between you and us is the combination of:
     o     your policy;
     o a copy of your original application and any applications for benefit increases or decreases;

     o     all of your riders;
     o     endorsements;
     o     policy schedule pages; and
     o     reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.


Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

AGE


The age stated in your policy schedule is the age of the insured person we use to issue your policy.

The insured person must be no more than age 75. Tobacco users must be at least age 15 at policy issue. There is no minimum issue age for non-smokers. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

Generally, we use age to calculate rates, charges and values. We determine age at any given time by adding the number of completed policy years to the age calculated at issue.

The policy anniversary nearest the insured person's 100th birthday is the date used for policy maturity and continuation of coverage.


OWNERSHIP


The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits until the insured person's death. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.



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As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)


You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the death of the insured person. We pay the death proceeds to the beneficiary (ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.


COLLATERAL ASSIGNMENT


You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.


INCONTESTABILITY


If your policy has been in force and the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force while the insured person is alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured person (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force while the insured person is alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.


MISSTATEMENTS OF AGE OR GENDER


If an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by law.


If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE


If the insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

     1.    the total of all premiums we receive to the time of death; minus

     2.    outstanding policy loan amounts and accrued loan interest; minus


     3.    partial withdrawals you have taken.




We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the insured person is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.


TRANSACTION PROCESSING

Generally, within seven days of when we receive all

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information required to process a payment, we pay:
     o     death proceeds;
     o     net cash surrender value upon surrender;
     o     partial withdrawals; and
     o     loan proceeds.

We may delay processing these transactions if:
     o     the NYSE is closed for trading;
     o     trading on the NYSE is restricted by the

           SEC;

      o there is an emergency so that it is not reasonably possible to sell securities in the variable subaccounts or to determine the value of a variable investment option's assets; or
      o a governmental body with jurisdiction over the separate account allows suspension by its order.


SEC rules and regulations determine whether or not these conditions exist.


We execute transfers among the variable subaccounts as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the insured person's date of death. The death proceeds are not affected by changes in the value of the variable subaccounts after that date.

We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.


NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.


You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If the insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the insured person's death. As proof of the deceased insured person's death, we may require you to provide proof of the deceased insured person's age, and a certified copy of the deceased insured person's death certificate.


The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES


If your policy was delivered on or after May 1, 1999, telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:
     o     make transfers;
     o     change premium allocations;
     o     change features in your dollar cost

           averaging and automatic rebalancing programs;

     o     request partial withdrawals; or
     o     request a policy loan.


Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

     1.    requiring some form of personal identification;

     2.    providing written confirmation of any
           transactions; and

     3.    tape recording telephone calls.


By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.


NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Southland.


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DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc. ING America Equities, Inc. is an affiliate of Southland. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.


We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

     1. VESTAX Securities Corporation, an indirect affiliate of Southland Life Insurance Company;

     2. Locust Street Securities, Inc., an indirect affiliate of Southland Life Insurance Company;

     3. Multi-Financial Securities, Corp., an indirect affiliate of Southland Life Insurance Company; and

     4. IFG Network Securities, Inc., an indirect affiliate of Southland Life Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker-dealers, who pay commissions to the agents/registered representatives who sell this policy.

During the first policy year, the distribution allowance is 85% of the premium we receive up to target. For premium we receive over target, the distribution allowance is 4% in policy years one through ten.

Broker-dealers receive annual renewal payments (trails) of 0.25% of the average net account value for policy years six through twenty.

Compensation arrangements may vary. Some broker/dealers may receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support. In addition to the distribution allowance, we may pay wholesaler fees and marketing or training allowances.

We pay all allowances from our resources which include sales charges deducted from premiums.


ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:

     o articles on variable life insurance and other information published in business or financial publications;
     o     indices or rankings of investment securities; and
     o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable subaccounts. However, past performance is not indicative of future performance of the subaccounts or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and investment performance or other information we believe may be of interest to our customers.


SETTLEMENT PROVISIONS


You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the insured person. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the death of the insured person.


You may take your net cash surrender value in other than one payment.


The investment performance of the variable subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.


OPTION I:       PAYOUTS FOR A DESIGNATED

                (FIXED) PERIOD


OPTION II:      LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

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OPTION III:     HOLD AT INTEREST (INTEREST ONLY)


OPTION IV:      PAYOUTS OF A DESIGNATED AMOUNT

                (FIXED INSTALLMENTS)

OPTION V:       OTHER OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT



ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES


We invest the variable subaccounts' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.


Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.


We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.


Examples of issues that require a portfolio-by-portfolio vote are:

     1. changes in the fundamental investment policy of a particular investment portfolio; or

     2.    approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.


You may instruct us only on matters relating to the investment portfolios corresponding to variable subaccounts in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable subaccount that we attribute to your policy by dividing your account value allocated to that variable subaccount by the net asset value of one share of the matching investment portfolio.


MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Southland, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
     o     state insurance law or federal income tax law changes;
     o     investment management of an investment portfolio changes; or
     o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.


The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.


If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable subaccounts. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.


When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes


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in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.


Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable subaccounts. We cast votes credited to amounts in the variable subaccounts, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

     1.    Change the investment objective.


     2. Offer additional variable subaccounts which will invest in portfolios we find appropriate for policies we issue.

     3.    Eliminate variable investment subaccounts.


     4.    Combine two or more variable subaccounts.

     5. Substitute a new investment portfolio for a portfolio in which the subaccount currently invests. A substitution may become necessary if, in our judgment:
           o     a portfolio no longer suits the purposes of your policy;
           o     there is a change in laws or regulations;
           o there is a change in a portfolio's investment objectives or restrictions;
           o     the portfolio is no longer available for investment; or

           o     another reason we deem a substitution is appropriate.


     6. Transfer assets related to your policy class to another separate account.

     7.    Withdraw the separate account from registration under the 1940 Act.


     8. Operate the separate account as a management investment company under the 1940 Act.


     9. Cause one or more variable subaccounts to invest in a mutual fund other than, or in addition to, the investment portfolios.


     10.   Stop selling these policies.

     11. End any employer or plan trustee agreement with us under the agreement's terms.

     12.   Limit or eliminate any voting rights for the separate account.

     13. Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected subaccount to another variable subaccount, or to the guaranteed interest account, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:

     o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
     o     your account value;
     o     your policy loan, if any, plus accrued interest;
     o     your net cash surrender value;
     o     information about the variable subaccounts; and
     o your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.


We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS


The amount of a charge may not correspond to the cost incurred by us to provide the service or benefits .


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For example, our sales charge may not cover all of the sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.



DEDUCTIONS FROM PREMIUMS


We consider payments we receive to be premium payment if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.


SALES CHARGE


We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses.

Currently, we charge 4% of each premium we receive until the total sum of your premium payments for your stated death benefit and any added increases in stated death benefit equals ten times the target premium for your policy. We guarantee that the sales charge percentage we impose on a premium payment will never exceed 4%.

These premium deductions are in addition to any surrender charge that may be assessed upon surrender, withdrawal or reduction in the stated death benefit during the 14 policy years following the policy date or 14 years following an increase in the stated death benefit. SEE SALES SURRENDER CHARGE, PAGE 48.


To determine your applicable sales charge, premiums you pay after an increase in stated death benefit are allocated to your policy segments in the same proportion that the guideline annual premium (defined by federal income tax law) for each segment bears to the total guideline annual premium for your stated death benefit.


We may reduce or waive the sales charge for certain group or sponsored arrangements or for corporate purchasers. SEE GROUP OR SPONSORED ARRANGEMENTS AND CORPORATE PURCHASERS, PAGE 50.

TAX CHARGES
We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.


DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT


MORTALITY AND EXPENSE RISK CHARGE


We deduct 0.002466% per day (0.90% annually) of the amount you have in the variable subaccounts for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable subaccounts and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the


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policies and in operating the variable subaccounts are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest account or the loan account.


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

INITIAL POLICY CHARGE

The initial policy charge is $20 per month for the first year of your policy.

This  charge compensates us for such costs as:
     o     application processing;
     o     medical examinations;
     o     establishment of policy records; and
     o     insurance underwriting costs.

MONTHLY ADMINISTRATIVE CHARGE


For this policy, we charge a per month administrative charge of $6. We guarantee that this charge will never be higher than $10 per month.

This charge is designed to compensate us for ongoing costs such as:

     o     premium billing and collections;
     o     claim processing;
     o     policy transactions;
     o     record keeping;
     o     reporting and communications with policy owners; and
     o     other expenses and overhead.

COST OF INSURANCE CHARGE


The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the insured person's death.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges for the base death benefit, adjustable term insurance rider and waiver of cost of insurance rider.


If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.


We base your current cost of insurance rates on the insured person's age, gender and premium class on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
     o     each segment of the base death benefit;
     o     your adjustable term insurance rider; and
     o     your waiver of cost of insurance rider.

We may make changes in the cost of insurance or rider charges for a class of insured persons. We base the new charge on changes in expectations about:

     o     investment earnings;
     o     mortality;
     o     the time policies remain in effect;
     o     expenses; and
     o     taxes.


These rates are never more than the guaranteed maximum rates shown in your policy. Current rates are greater for policies with a stated death benefit (or target death benefit, if any) that is less than $250,000 on the policy date. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.



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




The maximum rates for the initial and each new segment will be printed in your policy schedule pages.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If you choose the guaranteed minimum death benefit feature, we currently charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. This charge is guaranteed never to be more than $0.01 per $1,000 of stated death benefit each month



POLICY TRANSACTION FEES


We charge fees for certain transactions under your policy. We take these fees from the variable subaccounts and the guaranteed interest account pro rata to the account value in each.

If applicable, we add the persistency refund to the variable subaccounts but not the guaranteed interest account or loan account in the same proportion that your account value in each subaccount has to your net account value in all of the variable subaccounts as of the monthly processing date.

RIDER CHARGES

On each monthly processing date, we deduct the cost of your riders. Rider charges do not include the riders which are included as a cost of insurance. SEE RIDERS, PAGE 27.

PARTIAL WITHDRAWALS


We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. WE MAY ALSO DEDUCT A SURRENDER CHARGE FROM YOUR ACCOUNT VALUE. SEE PARTIAL WITHDRAWALS, PAGE 35.

TRANSFERS

There is a $25 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 31.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each policy illustration.


PREMIUM ALLOCATION CHANGE


You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 45.

                                  ACCOUNTS FROM
                         WHICH WE DEDUCT CHARGES, LOANS
                             AND PARTIAL WITHDRAWALS



                    MONTHLY CHARGES: COST OF                                                               LOANS AND
                    INSURANCE CHARGES, RIDER                     TRANSACTION FEES                     PARTIAL WITHDRAWALS
                 CHARGES AND ADMINISTRATIVE FEES
-------------  ----------------------------------------  --------------------------------  ------------------------------------

   Choice      May choose a designated deduction              Proportionally among              May choose any investment
               investment option, including                   variable subaccounts              option or combination of
               guaranteed interest account                    and guaranteed                    investment options
                                                              interest account

   Default     Proportionally among variable                  Proportionally among              Proportionally among variable
               subaccounts and guaranteed                     variable subaccounts              subaccounts and guaranteed
               interest account                               and guaranteed                    interest account
                                                              interest account

-------------  ----------------------------------------  --------------------------------  ------------------------------------



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Future Dimensions                       47

PERSISTENCY REFUND


Where law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.0375% of account value. This refund is 0.45% of your account value on an annual basis.


We add the persistency refund to the variable subaccounts in the same proportion that your account value in each subaccount has to your total account value in all of the variable subaccounts as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value each month:

EXAMPLE 1:  YOUR POLICY HAS NO LOAN:

     o     account value = $10,000 (all in the variable subaccounts)

     o     monthly persistency refund rate = .000375

     o     persistency refund = 10,000 x .000375 = $3.75



                                   Before              After
                                 Persistency        Persistency
                                   Refund             Refund
                                   ------             ------

Variable subaccounts             $10,000.00         $10,003.75


EXAMPLE 2:  YOUR POLICY DOES HAVE A LOAN:

     o     account value = $10,000

     o     account value in the variable subaccounts = $6,000

     o     account value in the loan account = $4,000

     o     monthly persistency refund rate = .000375

     o     persistency refund = 6,000 x .000375 = $2.25


                                   Before              After
                                 Persistency        Persistency
                                   Refund             Refund
                                   ------             ------

Variable subaccounts              $6,000.00          $6,002.25


Loan                              $4,000.00          $4,000.00


SURRENDER CHARGE

We may deduct a surrender charge from your account value during the first fourteen years of your policy or coverage segment if you:
     o     surrender your policy;
     o     reduce your stated death benefit;
     o     allow your policy to lapse; or
     o     take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges proportionately based on the account value in each investment option.

The surrender charge is made up of two parts:

     1.    an administrative surrender charge, and

     2.    a sales surrender charge.

A change to your death benefit option may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge from your account value and we do not reduce future surrender charges.

A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new policy schedule showing the change.

For each segment, the maximum surrender charge remains level for the first nine years of each coverage segment and then decreases at the beginning of each following policy year by one-sixth of the amount in effect at the end of the ninth policy year. This continues until your surrender charge reaches zero at the earlier of the beginning of your fifteenth policy year, or the year when the insured person reaches age 98.

We may reduce or waive the surrender charge for certain group or sponsored arrangements, or for corporate purchasers.


ADMINISTRATIVE SURRENDER CHARGE

The administrative surrender charge is $4 per $1,000

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Future Dimensions                       48
of the stated death benefit for each death benefit segment.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:
     o     application processing;
     o     establishing your policy records;
     o     insurance underwriting; and
     o costs associated with developing and operating our systems to administer the policies.

SALES SURRENDER CHARGE

We calculate the sales surrender charge for each segment by applying the premiums you paid to each segment in the same proportion that the guideline annual premium for each segment (as defined by the federal income tax laws) has to the sum of the guideline annual premiums for all segments.

The sales surrender charge is:


     1. 46% of the premiums we receive up to target premium for each segment (this is known as the base standard target premium); plus

     2. 44% of the premiums we receive between one and two target premiums for each segment.

In the first two policy years or first two years after an increase in stated death benefit, we cap the sales surrender charge at 26% of premiums we receive up to one target premium, plus 6% of premiums we receive between one and two target premiums, plus 5% of premiums we receive in excess of two target premiums.

We do not determine target premiums on your scheduled premium. We determine target premiums actuarially, based on the age and gender of the insured person. Your policy schedule shows the initial target premium for your policy and the target premium for any added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will send a new schedule page to you. You should attach this new page to your policy. In some instances, we may ask you to send your policy to us so that we can make this change for you.


If your new target premium for each segment is greater than or equal to the premiums we receive for that segment, then we reduce your future maximum sales surrender charge, but we do not deduct a sales surrender charge from your account value.

If your new target premium for each segment is less than the sum of the premiums we receive for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.


We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

     1. you make a decrease to your stated death benefit more than nine years after your policy date; or

     2. you make a partial withdrawal from your policy which reduces the stated death benefit and you make your request more than nine years after the date you added the additional segment.


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Future Dimensions                       49

CALCULATION OF SURRENDER CHARGE EXAMPLE

An example of the calculation of surrender charges follows:


Assume the stated death benefit on your policy is $200,000 and the insured person is age 45 when we issued your policy. The target premium on your policy is $2,800. Assuming that we receive a $2,500 premium at the beginning of each policy year, the resulting actual surrender charge for each policy year is:



                Administrative           Sales                  Actual
Policy Year    Surrender Charge     Surrender Charge       Surrender Charge
-----------    ----------------     ----------------       ----------------
     1             $ 800                 $ 650                  $ 1450
     2               800                   860                    1660
     3               800                  2520                    3320
     4               800                  2520                    3320
     5               800                  2520                    3320
     6               800                  2520                    3320
     7               800                  2520                    3320
     8               800                  2520                    3320
     9               800                  2520                    3320
     10              667                  2100                    2767
     11              533                  1680                    2213
     12              400                  1260                    1660
     13              267                   840                    1107
     14              133                   420                     553
     15                0                     0                       0


You should review the surrender charges table in your policy schedule pages for your specific charge amount each year.

OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable subaccount for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable subaccounts, we may make such a charge in the future.

In most states, we must pay state and local taxes. If these taxes increase, we may charge for such taxes.

GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Southland, its affiliates and appointed sales agents), corporate purchasers, or special exchange programs which we may offer from time to time, we may reduce or waive the:

     o surrender charge, including the surrender charge on partial withdrawals;
     o     length of time a surrender charge applies;
     o     administrative charge;
     o     minimum stated death benefit;
     o     minimum target death benefit;
     o     minimum annual premium;
     o     target premium;
     o     sales charges;
     o     cost of insurance charges; or
     o     other charges normally assessed.


We can reduce or waive these items based on expected economies under a group or sponsored arrangement or with a corporate purchaser. Group arrangements include those in which there is a trustee, an employer or an association. The group either purchases policies covering a group of individuals on a group basis or endorses a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.




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Future Dimensions                       50

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.


Each sponsored arrangement or corporation may have different group premium payments and premium requirements.


We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY


This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test," as specified in Code section 7702. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. SEE APPENDIX A, PAGE 144 FOR A TABLE OF THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST FACTORS.



DIVERSIFICATION REQUIREMENTS


In addition to meeting the Code Section 7702 guideline premium/cash corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable subaccount must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable subaccounts' investment portfolios have promised they will meet the diversification standards that apply to your policy.


In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS

--------------------------------------------------------------------------------
Future Dimensions                       51
treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 52.


The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.


Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.



MODIFIED ENDOWMENT CONTRACTS


Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions for a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution form a modified endowment contract.



MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as

--------------------------------------------------------------------------------
Future Dimensions                       52
           tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.


     2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.


     3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.


Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. The tax consequences associated with preferred loans is less certain and a tax advisor should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.



INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

POLICY LOANS


In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low-cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.



SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life

--------------------------------------------------------------------------------
Future Dimensions                       53
insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
     o     make changes to your policy or its riders; or
     o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.


The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and as permitted, other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.


Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
     o     qualified plans;
     o     non-qualified deferred compensation or salary continuance plans;
     o     split dollar insurance plans;
     o     executive bonus plans;
     o     retiree medical benefit plans; and
     o     other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.



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Future Dimensions                       54

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, AND ACCUMULATED PREMIUMS


The following tables are intended to show how the policy works, including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policy illustrated uses the following assumptions:


                       Tobacco User*      Death Benefit           Stated                   Target Death

Gender       Age         Status              Option          Death Benefit     Premium      Benefit
------       ---         ------              ------          -------------     -------      -------
 Male         45        Preferred              A                $250,000       $4,500       $250,000
                       Non-tobacco


------------------
* "Tobacco User" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.

The tables show how death benefits, account values, and net cash surrender value of a hypothetical policy could vary over an extended period of time, assuming the variable subaccounts had constant hypothetical gross annual investment returns of 0%, or 10% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female or unisex rates.

These illustrations assume there is no policy loan.


We illustrate premium payments as if they were made at the beginning of the year. Each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.


The difference between the account value and the net cash surrender value in the first fourteen years of the policy shows the effect of the surrender charge.

The net investment return on your policy is lower than the gross investment return on the variable subaccounts as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and account value minus any surrender charge.

The tables reflect annual investment management fees of 0.61% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of 0.12% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any absorption by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.73%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after expense reimbursements or waivers of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.61%, 0.14% and 0.75%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.

The effect of these portfolio charges and expenses, and mortality and expense risk charges result in a net rate of return of :
     o     (1.62)% on a 0% gross rate of return; and
     o     8.29% on a 10% gross rate of return.


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Future Dimensions                       55

The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions, mortality and expense risk charges, and administrative and sales charges. The tables show charges at our current rates which includes a persistency refund. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 45. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values and account value minus any surrender charge.

If we are asked to do so, we will give you a comparable personal illustration based on:
     o     the insured person's age and gender;
     o     standard premium class assumptions;
     o     initial stated death benefit;
     o     the chosen death benefit option;
     o     scheduled premiums consistent with your policy form; and
     o     special features elected on your policy.


At issue, we deliver an individualized illustration showing the scheduled premium you chose and the insured person's actual risk class. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.












--------------------------------------------------------------------------------
Future Dimensions                       56

            SOUTHLAND LIFE FUTURE DIMENSIONS VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT:  $250,000                         ANNUAL PREMIUM:  $4,500
MALE 45 PREFERRED NON-TOBACCO                            DEATH BENEFIT OPTION A

                                  SUMMARY PAGE


                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                                       -----------0.00%--------                      ---------10.00%---------
                           PREMIUM                   NET        CASH                                               CASH
                         ACCUMULATED                 ACCM       SURR       DEATH                 NET ACCM          SURR       DEATH

  YEAR       PREMIUMS       AT 5%                   VALUE      VALUE      BENEFIT                 VALUE           VALUE      BENEFIT


    1          4500           4725                   2904        934      250000                    3252            1282     250000
    2          4500           9686                   5943       3723      250000                    6968            4748     250000
    3          4500          14896                   8874       4724      250000                   10933            6783     250000
    4          4500          20365                  11696       7546      250000                   15168           11018     250000
    5          4500          26109                  14401      10251      250000                   19688           15538     250000
    6          4500          32139                  16990      12840      250000                   24518           20368     250000
    7          4500          38471                  19448      15298      250000                   29671           25521     250000
    8          4500          45120                  21763      17613      250000                   35166           31016     250000
    9          4500          52101                  23926      19776      250000                   41026           36876     250000

   10          4500          59431                  25921      22463      250000                   47270           43812     250000
   15          4500         101959                  33674      33674      250000                   87341           87341     250000
   20          4500         156237                  34846      34846      250000                  146249          146249     250000
   25          4500         225511                  24364      24364      250000                  238696          238696     276887
   30          4500         313924                    --         --         --                    380824          380824     407482

 AGE 65        4500         168773                  33885      33885      250000                  161344          161344     250000


The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above value.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00% and 10.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.



--------------------------------------------------------------------------------
Future Dimensions                       57

            SOUTHLAND LIFE FUTURE DIMENSIONS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $250,000                          ANNUAL PREMIUM:  $4,500
MALE 45 PREFERRED NON-TOBACCO                             DEATH BENEFIT OPTION A
                                  SUMMARY PAGE


                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                                       -----------0.00%--------                     ---------10.00%---------
                             PREMIUM                 NET        CASH                              NET            CASH
                           ACCUMULATED               ACCM       SURR       DEATH                  ACCM           SURR        DEATH
  YEAR       PREMIUMS         AT 5%                 VALUE      VALUE      BENEFIT                VALUE           VALUE      BENEFIT

    1          4500             4725                 2953        983       250000                  3304           1334      250000
    2          4500             9686                 6040       3820       250000                  7075           4855      250000
    3          4500            14896                 9025       4875       250000                 11107           6957      250000
    4          4500            20365                11972       7822       250000                 15490          11340      250000
    5          4500            26109                14882      10732       250000                 20255          16105      250000
    6          4500            32139                17757      13607       250000                 25435          21285      250000
    7          4500            38471                20596      16446       250000                 31066          26916      250000
    8          4500            45120                23439      19289       250000                 37231          33081      250000
    9          4500            52101                26385      22235       250000                 44085          39935      250000
   10          4500            59431                29295      25837       250000                 51536          48078      250000
   15          4500           101959                44040      44040       250000                101851         101851      250000
   20          4500           156237                54746      54746       250000                177570         177570      250000
   25          4500           225511                60148      60148       250000                294245         294245      341324
   30          4500           313924                57601      57601       250000                470395         470395      503323

 AGE 65        4500           168773                56303      56303       250000                197105         197105      250000

The expense charges and cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charges rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00% and 10.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.



--------------------------------------------------------------------------------
Future Dimensions                       58

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS


Set forth below is information regarding the directors and principal officers of Southland Life Insurance Company. Southland's address, and the business address of each person named, except as noted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with one asterisk (*) is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.


Name                             Position and Offices with Southland Life
----                             ----------------------------------------
Stephen M. Christopher*          Chairman and President
Jerome J. Cwiok                  Director, Executive Vice President and Chief Operating Officer
B. Scott Burton                  Director
Valerie G. Brown                 Director
P. Randall Lowery                Director
James D. Thompson                Director
Michael W. Cunningham            Director
Mark A. Tullis                   Director
James L. Livingston, Jr.*        Executive Vice President, CFO and Chief Actuary
John R. Barmeyer                 Senior Vice President - Legal Services
R. Thomas Daniel                 Senior Vice President and Chief Production Officer & Chief Marketing Officer
Terry L. Morrison*               Senior Vice President, New Business Operations
Derek J. Reynolds                Senior Vice President and Chief Information Officer
Mark A. Smith*                   Senior Vice President, Insurance Services
Samuel H. Turner                 Senior Vice President - Emerging Markets
Gretta Ytterbo                   Senior Vice President - ING US Legal Services
Gary W. Waggoner*                Vice President, Secretary ING US Legal Services



--------------------------------------------------------------------------------
Future Dimensions                       59

REGULATION

We are regulated and supervised by the Department of Insurance of the State of Texas which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Southland. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS


Southland, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Southland's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.



EXPERTS


The financial statements of Southland Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Southland Separate Account L1 at December 31, 1999, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President, CFO and Chief Actuary of Southland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.



REGISTRATION STATEMENT


We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.


--------------------------------------------------------------------------------
Future Dimensions                       60

                              FINANCIAL STATEMENTS



The financial statements of Southland Life Insurance company ("Southland") at December 31, 1999, and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and start on page 62.

The financial statements included for the Southland Separate Account L1 at December 31, 1999 and for each of the three years in the period ended
December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The financial statements of Southland, as well as the financial statements included for the Southland Separate Account L1 referred to above have been audited by Ernst & Young LLP. The financial statements of Southland should be distinguished from the financial statements of the Southland Separate Account L1 and should be considered only as bearing upon the ability of Southland to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Southland Separate
Account L1.












--------------------------------------------------------------------------------
Future Dimensions                       61

                                    Financial Statements

                                    Southland Life Insurance Company

                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors











--------------------------------------------------------------------------------
Future Dimensions                       62

                        Southland Life Insurance Company

                              Financial Statements

                  Years ended December 31, 1999, 1998 and 1997




                                    Contents

Report of Independent Auditors................................................64

Audited Financial Statements

Balance Sheets................................................................65
Statements of Income..........................................................67
Statements of Changes in Stockholder's Equity.................................68
Statements of Cash Flows......................................................69
Notes to Financial Statements.................................................71





--------------------------------------------------------------------------------
Future Dimensions                       63

                         Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying balance sheets of Southland Life Insurance Company as of December 31, 1999 and 1998, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Atlanta, Georgia
March 28, 2000



--------------------------------------------------------------------------------
Future Dimensions                       64

                        Southland Life Insurance Company

                                 Balance Sheets


                                                                        December 31
                                                                 1999                  1998
                                                         ----------------- -------------------
                                                                       (In Thousands)


ASSETS
Investments (Notes 1, 2, 3 and 4):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost:
       1999 - $1,338,052; 1998 - $1,140,483)                    $1,280,301          $1,186,813
  Equity securities, at fair value (cost: 1999 -
     $8,529; 1998 - $5,941)                                          8,926               6,503
  Mortgage loans on real estate                                    381,082             341,673
  Real estate                                                        1,300                   -
  Policy loans                                                      88,847              87,904
  Short-term investments                                            30,079                   -
                                                         ----------------- -------------------
Total investments                                                1,790,535           1,622,893





Cash                                                                     -               4,742
Accrued investment income                                           24,018              18,336
Reinsurance recoverable:
  Paid benefits                                                     36,922               3,539
  Unpaid benefits and IBNR                                          15,761               5,201
Prepaid reinsurance premiums                                       167,597             190,035
Deferred policy acquisition costs                                  292,521             223,949
Present value of future profits less accumulated
   amortization (1999 - $216,355; 1998 - $205,258)                  62,860              59,628
Goodwill less accumulated amortization (1999 -
   $15,704; 1998 - $14,163)                                         44,756              46,298
Separate account assets (Note 13)                                   95,610              54,009
Federal taxes recoverable from related party (Note 8)                    -               6,598
Deferred federal income tax asset                                    4,056                   -
Other assets                                                        11,485              16,626
                                                         ----------------- -------------------
Total assets                                                    $2,546,121          $2,251,854
                                                         ================= ===================



--------------------------------------------------------------------------------
Future Dimensions                       65

                        Southland Life Insurance Company

                                 Balance Sheets



                                                                                 December 31
                                                                         1999                  1998
                                                                ---------------------- ---------------------

                                                                               (In Thousands,
                                                                            Except Share Amounts)

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
    Life and annuity reserves                                               $1,843,154             $1,549,782
    Accident and health reserves                                                 8,367                  9,647
    Guaranteed investment contracts                                             92,545                137,714
    Policyholders' funds                                                         2,463                  2,632
    Advance premiums                                                                88                     97
    Accrued dividends and dividends on deposit                                     721                    742
    Unpaid claims                                                               26,054                 30,442
                                                                ---------------------- ----------------------
Total future policy benefits                                                 1,973,392              1,731,056

Accounts payable and accrued expenses                                            7,897                 12,204
Aggregate indebtedness to related parties                                       59,549                  6,355
Other liabilities                                                               56,700                 36,437
Separate account liabilities (Note 13)                                          95,610                 54,009
Federal income taxes payable (Note 8):
   Current                                                                       1,017                      -
   Deferred                                                                          -                 31,425
                                                                ---------------------- ----------------------
   Total liabilities                                                         2,194,165              1,871,486

Stockholder's equity (Note 9):
   Common stock, $3 par value:
       Authorized - 2,550,000 shares
       Issued and outstanding - 2,500,000 shares                                 7,500                  7,500
   Additional paid-in capital                                                  285,506                271,906
   Accumulated other comprehensive income                                      (19,308)                20,637
   Retained earnings                                                            78,258                 80,325
                                                                ---------------------- ----------------------
Total stockholder's equity                                                     351,956                380,368
                                                                ---------------------- ----------------------
Total liabilities and stockholder's equity                                  $2,546,121             $2,251,854
                                                                ====================== ======================


See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                       66

                        Southland Life Insurance Company

                              Statements of Income



                                                                               Year ended December 31
                                                                      1999               1998              1997
                                                                ----------------- ------------------ -----------------
                                                                                   (In Thousands)


Revenues:
     Traditional life insurance premiums                                $  38,397           $ 36,383         $  32,304
     Health insurance premiums                                             80,470             68,947            69,997
     Universal life and investment product charges                        112,354            107,634            92,660
     Reinsurance assumed                                                        -                397               570
                                                                ----------------- ------------------ -----------------
                                                                          231,221            213,360           195,531
     Reinsurance ceded premiums                                           (61,571)           (52,378)          (61,103)
                                                                ----------------- ------------------ -----------------
                                                                          169,650            160,983           134,428
     Net investment income                                                124,624            111,408           107,563
     Net realized (losses) gains on investments                            (5,077)            19,296            25,294
Other revenues                                                              8,510              7,712            11,293
                                                                ----------------- ------------------ -----------------
Total revenues                                                            297,707            299,399           278,578



Benefits and expenses:
     Insurance claims and benefits incurred:
        Traditional life insurance:
           Death benefits                                                  28,900             29,201            27,569
           Other benefits                                                  22,881             16,524            19,452
     Universal life and investment contracts:
      Interest credited to account balances                                65,332             57,581            46,182
      Death benefit incurred in excess of account balances                 37,773             27,753            21,102
     Health benefits                                                       63,137             62,470            53,613
     (Decrease) increase in policy reserves and other funds                (6,716)               960            (2,579)
     Reinsurance recoveries                                               (55,520)           (48,478)          (43,814)
                                                                ----------------- ------------------ -----------------
                                                                          155,787            146,011           121,525

Commissions                                                                15,937             16,676            17,186
Insurance operating expenses (Note 11)                                     62,589             60,422            38,644
Amortization of goodwill                                                    1,541              1,541             1,541
Amortization of present value of future profits, net of
    accrued interest                                                        6,280              4,694             9,473
Amortization of deferred policy acquisition costs                          29,154             30,925            27,572
                                                                ----------------- ------------------ -----------------
                                                                          271,288            260,269           215,941
                                                                ----------------- ------------------ -----------------

Income before federal income taxes                                         26,419             39,130            62,637
Federal income taxes (Note 8)                                               9,886             14,297            22,479
                                                                ----------------- ------------------ -----------------
Net income                                                              $  16,533           $ 24,833         $  40,158
                                                                ================= ================== =================


See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                       67

                        Southland Life Insurance Company

                  Statements of Changes in Stockholder's Equity


                                                                                      Accumulated
                                                                      Additional         Other
                                                        Common         Paid-in       Comprehensive      Retained
                                                         Stock         Capital           Income         Earnings        Total
                                                     -------------  -------------- ------------------ ------------- -------------
                                                                                  (In Thousands)


Balance at December 31, 1996                                 $7,500       $246,906           $ 19,013       $ 96,734      $370,153
  Dividends to stockholder                                        -              -                  -        (42,000)      (42,000)
  Comprehensive income:
  Change in net unrealized investment gains
      net of deferred taxes of $3,255                             -              -              6,044              -             -
  Effect on DPAC and PVFP of unrealized gains
      on fixed maturities, net of deferred taxes of ($397)        -              -               (737)             -             -
  Net income                                                      -              -                  -         40,158             -
Total comprehensive income                                        -              -                  -              -        45,465
                                                     -------------- -------------- ------------------ -------------- -------------
Balance at December 31, 1997                                  7,500        246,906             24,320         94,892       373,618
  Dividends to stockholder                                        -              -                  -        (39,400)      (39,400)
  Contributed surplus                                             -         25,000                  -              -        25,000
  Comprehensive income:
  Change in net unrealized investment losses
      net of deferred taxes of ($996)                             -              -             (1,851)             -             -
  Effect on DPAC and PVFP of unrealized losses
      on fixed maturities, net of deferred taxes of ($987)        -              -             (1,832)             -             -
  Net income                                                      -              -                  -         24,833             -
  Total comprehensive income                                      -              -                  -              -        21,150
                                                     -------------- -------------- ------------------ -------------- -------------
Balance at December 31, 1998                                  7,500        271,906             20,637         80,325       380,368
  Dividends to stockholder                                        -              -                  -        (18,600)      (18,600)
  Contributed surplus                                             -         13,600                  -              -        13,600
  Comprehensive income:
  Change in net unrealized investment losses
      net of deferred taxes of ($36,486)                          -              -            (67,760)             -             -
  Effect on DPAC and PVFP of unrealized losses
      on fixed maturities, net of deferred taxes of
      $14,977                                                     -              -             27,815              -             -
  Net income                                                      -              -                  -         16,533             -
  Total comprehensive income                                      -              -                  -              -       (23,412)
                                                     -------------- -------------- ------------------ -------------- -------------
Balance at December 31, 1999                                 $7,500       $285,506           $(19,308)       $78,258      $351,956
                                                     ============== ============== ================== ============== =============

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                       68

                        Southland Life Insurance Company

                            Statements of Cash Flows


                                                                           Year ended December 31
                                                                    1999              1998            1997
                                                       ------------------- --------------- ----------------
                                                                               (In Thousands)



OPERATING ACTIVITIES
Net income                                                        $ 16,533      $   24,833         $ 40,158
Adjustments to reconcile net income to net cash
   (used in) provided by operating activities:
      (Decrease) increase in future policy benefits                 (7,657)        (78,110)          29,507
      Net (decrease) increase in federal income taxes               (6,357)        (22,325)           4,121
      Increase in accounts payable and accrued
         expenses and other liabilities                             15,956          24,191            4,839
      Increase in accrued investment income                         (5,682)           (375)            (652)
      Net realized investment losses (gains)                         5,077         (19,296)         (25,294)
      (Increase) decrease in reinsurance recoverable               (43,943)             88              (26)
      Decrease (increase) in prepaid reinsurance
         premiums                                                   22,438          85,119          (14,796)
      Amortization expense                                           7,822           6,235           11,125
      Policy acquisition costs deferred                            (64,446)        (64,456)         (51,940)
      Amortization of deferred policy acquisition
         costs                                                      29,154          30,925           27,572
      Other, net                                                     4,845         (10,280)          (1,124)
                                                       ------------------- --------------- ----------------
                                                                   (26,260)        (23,451)          23,379
Net cash (used in) provided by operating activities

INVESTING ACTIVITIES
Securities available-for-sale:
  Sales:
    Fixed maturities                                               520,010       1,936,423          608,076
    Equity securities                                                3,190             883              335
  Maturities - fixed maturities                                     63,320          71,935           79,378
  Purchases:
    Fixed maturities                                              (787,089)     (2,150,706)        (831,839)
    Equity securities                                               (4,617)         (3,442)          (2,699)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                                    25,104          42,185           40,060



--------------------------------------------------------------------------------
Future Dimensions                       69

                        Southland Life Insurance Company

                                                                                        Year ended December 31
                                                                              1999               1998              1997
                                                           ------------------------- ----------------- ------------------
                                                                                     (In Thousands)

INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
  Mortgage loans on real estate                                              (64,265)          (46,886)           (22,073)
  Real estate                                                                 (1,300)                -                  -
  Policy loans, net                                                             (943)           (1,748)            (4,016)
  Short-term investments, net                                                (30,079)            3,311             11,838
                                                           ------------------------- ----------------- ------------------
Net cash used in investing activities                                       (276,669)         (148,045)          (120,940)



FINANCING ACTIVITIES
Capital contribution accrued in the prior year                                25,000                 -                  -
Increase (decrease) in indebtedness to related parties, net                   55,794            13,252             (5,277)
Receipts from interest sensitive products credited to
   policyholder account balances                                             301,228           238,468            162,826
Return of policyholder account balances on interest
   sensitive policies                                                        (51,235)          (42,900)           (33,077)
Return of capital and dividends paid to stockholder                          (32,600)          (39,400)           (28,000)
                                                           ------------------------- ----------------- ------------------
Net cash provided by financing activities                                    298,187           169,420             96,472
                                                           ------------------------- ----------------- ------------------


Net decrease in cash                                                          (4,742)           (2,076)            (1,089)
Cash at beginning of year                                                      4,742             6,818              7,907
                                                           ------------------------- ----------------- ------------------
Cash at end of year                                                         $      -          $  4,742           $  6,818
                                                           ========================= ================= ==================

The Company paid interest of $540,000, $887,000 and $1,549,000 during 1999, 1998 and 1997, respectively.



See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                       70

                        Southland Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1999


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Southland Life Insurance Company (the Company) is a wholly-owned subsidiary of ING America Life Corporation (America Life), an indirect, wholly-owned subsidiary of ING Groep, N.V.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATURE OF OPERATIONS

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products sold to individuals, by fee-based financial planners, businesses and institutions. The Company is presently licensed in forty-eight states (all states except for New York and Vermont), the District of Columbia, and Puerto Rico.

Prior to December 1999, the Company provided stop-loss coverage on group health insurance. Effective December 1, 1999, the Company entered into a reinsurance agreement with SAFECO Life Insurance Company to cede the Company's medical stop loss and group term life business. The commission and expense allowance received on this transaction resulted in a gain of $17,925,000. Of this gain, $16,166,000 has been deferred and will be recognized as income over the next twelve months. These policies will not be renewed by the Company at the end of their current terms.



--------------------------------------------------------------------------------
Future Dimensions                       71

                        Southland Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NATURE OF OPERATIONS (CONTINUED)

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below.

ACCOUNTING CHANGES

In 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income. Statement No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The adoption of this FASB had no impact on the Company's financial position or results from operations.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for fiscal years beginning after June 15, 2000. The Company plans to adopt this statement during 2001, and the effect of implementation on the Company's financial statements has not yet been determined.

INVESTMENTS

Investments are shown on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to- maturity securities are stated at amortized cost. Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of tax, and deferred acquisition cost and present value of future profit adjustments, reported in a separate component of stockholder's equity.


--------------------------------------------------------------------------------
Future Dimensions                       72

                        Southland Life Insurance Company

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

All of the Company's securities were classified as available-for-sale at December 31, 1999 and 1998.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Equity securities are reported at fair value. Mortgage loans are carried at the unpaid balances. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES AND COSTS

For life and annuity contracts other than universal life or investment-type contracts, premiums are recognized as revenues over the premium-paying period, with valuation reserves for future benefits established on a pro-rata basis from such premiums.

Revenues for universal life and investment-type contracts consist of policy charges for the cost of insurance and policy administration and surrender charges assessed during the period. Expenses include interest credited to policy account balances and benefits incurred in excess of policy account balances. Certain profits on limited-payment policies are deferred and recognized over the policy term.


--------------------------------------------------------------------------------
Future Dimensions                       73

                        Southland Life Insurance Company

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

RECOGNITION OF PREMIUM REVENUES AND COSTS (CONTINUED)

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves. Anticipated investment income is considered in determining if a premium deficiency related to short-term contracts exists.

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring traditional life insurance, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross profits from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves, with the exception of reserves for universal life-type policies and investment products, are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 6% to 9%. Policy benefit claims are charged to expense in the year that the claims are incurred. Health reserves consist principally of unearned premiums and claim reserves.


--------------------------------------------------------------------------------
Future Dimensions                       74

                        Southland Life Insurance Company

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

FUTURE POLICY BENEFITS (CONTINUED)

Benefit reserves for interest sensitive products (including universal life-type policies) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.75% to 6.25% during 1999, from 4.5% to 6% during 1998, and from 4.75% to 6%
during 1997.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess policy fees over ultimate policy fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

GOODWILL

The excess cost of acquired subsidiaries over the sum of amounts assigned to identifiable assets at acquisition, less liabilities assumed, is recorded as goodwill. Generally, goodwill is amortized using the straight-line method over forty years.



--------------------------------------------------------------------------------
Future Dimensions                       75

                        Southland Life Insurance Company

1.  SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS

The present value of future profits (PVFP) represents the profits to be realized from future premiums on insurance in-force (at the date of acquisition) from businesses acquired. The PVFP arises from the acquisition of the Company by America Life.

The PVFP is being amortized over the years that it is anticipated such profits will be received. In general, this value is determined using the same assumptions applied to compute benefit reserves and deferred policy acquisition costs, discounted to provide an appropriate rate of return. Interest for traditional life business is accrued at a rate of 7.75% and 7.93% in 1999 and 1998, respectively, grading down to 6% over the next 12 years. Interest for universal life business is amortized based on the credited rate.

An analysis of the PVFP for the years ended December 31 follows:

                                         1999          1998         1997
                                   ------------ ------------ ------------
                                                 (In Thousands)


Balance at beginning of year           $ 59,628      $64,363     $ 72,345
Interest accrued on unamortized
   balance                                4,817        5,289        6,145
Amortization                            (11,097)      (9,983)     (15,618)
FAS 115 adjustment                        9,512          (41)       1,491
                                   ------------ ------------ ------------
Balance at end of year                 $ 62,860      $59,628     $ 64,363
                                   ============ ============ ============









--------------------------------------------------------------------------------
Future Dimensions                       76

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS (CONTINUED)

The estimated amount of amortization during each of the next five years is shown below:


                                                      Amortization
                                                         of PVFP
                                                 -----------------------
                                                     (In Thousands)

                        2000                             $8,498
                        2001                              6,956
                        2002                              6,353
                        2003                              5,760
                        2004                              5,433

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1998 financial statements have been reclassified to conform to the 1999 presentation.






--------------------------------------------------------------------------------
Future Dimensions                       77

                        Southland Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998 are summarized below:


                                                December 31, 1999                 December 31, 1998
                                         -------------------------------  --------------------------------
                                             Carrying          Fair           Carrying           Fair
                                              Amount          Value            Amount           Value
                                         -------------------------------- ---------------- ----------------
                                                  (In Thousands)                   (In Thousands)


ASSETS
Fixed maturities:
  Available-for-sale                           $1,280,301       $1,280,301      $1,186,813       $1,186,813
Equity securities                                   8,926            8,926           6,503            6,503
Mortgage loans on real estate                     381,082          378,086         341,673          370,736
Real estate                                         1,300            1,300               -                -
Policy loans                                       88,847           77,654          87,904           83,855
Short-term investments                             30,079           30,079               -                -


LIABILITIES
Supplemental contracts without life
   contingencies                                      866              866           1,079            1,079
Other policyholder funds left on
   deposit                                          3,272            3,272           3,471            3,471
Individual annuities, net of
   reinsurance                                     13,674           13,564          15,447           15,286

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         FIXED MATURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices. The fair values of short-term investments approximate the carrying amount of such assets.






--------------------------------------------------------------------------------
Future Dimensions                       78

                        Southland Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

         MORTGAGE LOANS ON REAL ESTATE: Estimated fair values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields at December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk. Fair values for residential loans are based on discounted cash flows and approximate carrying value.

         POLICY LOANS: The fair values for policy loans are estimated by discounting cash flows at the interest rates charged on policy loans of similar policies currently being issued. Loans with similar characteristics are aggregated for purposes of the calculations.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (swaps hedging fixed maturities) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing. Swaps with a fair value of $(38,000) at December 31, 1999 and $1,219,000 at December 31, 1998
         represent asset hedges and are reported as a component of fixed maturity securities on the accompanying balance sheets.

         OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts and supplemental contracts without life contingencies are estimated based on the cash surrender value. The carrying values of other liabilities including immediate annuities, dividend accumulations, and premium deposits approximate their fair values.







--------------------------------------------------------------------------------
Future Dimensions                       79

                        Southland Life Insurance Company

3.  INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1999:


                                              Cost or         Gross          Gross        Estimated
                                             Amortized      Unrealized     Unrealized        Fair
                                                Cost          Gains          Losses         Value
                                           -------------- -------------- -------------- --------------

                                                                 (In Thousands)


Available-for-sale:
  U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies                 $   42,638        $   297        $ 3,072     $   39,863
  States, municipalities and political
     subdivisions                                   8,528             24              9          8,543
  Public utilities securities                      82,057          1,417          5,605         77,869
  Corporate securities                            485,210          7,526         24,426        468,310
  Mortgage-backed securities                      478,721            742         25,572        453,891
  Other asset-backed securities                   240,898          1,460         10,495        231,863
  Derivatives hedging fixed maturities                  -              -             38            (38)
                                           -------------- -------------- -------------- --------------
Total fixed maturities                          1,338,052         11,466         69,217      1,280,301

Equity securities                                   8,529            426             29          8,926
                                           -------------- -------------- -------------- --------------
Total                                          $1,346,581        $11,892        $69,246     $1,289,227
                                           ============== ============== ============== ==============



--------------------------------------------------------------------------------
Future Dimensions                       80

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1998:


                                              Cost or         Gross          Gross        Estimated
                                             Amortized      Unrealized     Unrealized        Fair
                                                Cost          Gains          Losses         Value
                                           -------------- -------------- -------------- --------------
                                                                 (In Thousands)


Available-for-sale:
  U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies                 $   48,127        $ 1,944        $   113      $  49,958
  States, municipalities and political
     subdivisions                                   7,589            943              -          8,532
  Public utilities securities                      39,712          1,572            444         40,840
  Corporate securities                            516,585         32,408          7,060        541,933
  Mortgage-backed securities                      308,710         10,582          1,895        317,397
  Other asset-backed securities                   219,760          7,760            586        226,934
  Derivatives hedging fixed maturities                  -          1,232             13          1,219
                                           -------------- -------------- -------------- --------------
Total fixed maturities                          1,140,483         56,441         10,111      1,186,813

Equity securities                                   5,941            767            205          6,503
                                           -------------- -------------- -------------- --------------
Total                                          $1,146,424        $57,208        $10,316     $1,193,316
                                           ============== ============== ============== ==============






--------------------------------------------------------------------------------
Future Dimensions                       81

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of debt securities by contractual maturity and marketable equity securities at December 31, 1999 are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Cost or            Estimated
                                                Amortized              Fair
                                                   Cost               Value
                                              -------------- -------------------
                                                       (In Thousands)

Available-for-sale:
   Due in one year or less                        $    2,872          $    2,889
   Due after one year through five years              91,371              92,889
   Due after five years through ten years            274,997             264,698
   Due after ten years                               249,193             234,071
                                              -------------- -------------------
                                                     618,433             594,547
   Mortgage-backed securities                        478,721             453,891
   Other asset-backed securities                     240,898             231,863
   Equity securities                                   8,529               8,926
                                              -------------- -------------------
Total available-for-sale                          $1,346,581          $1,289,227
                                              ============== ===================









--------------------------------------------------------------------------------
Future Dimensions                       82

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1999 and 1998 are summarized as follows:

                                                              December 31, 1999
                                                 Fixed             Equity             Total
                                           ------------------------------------ -----------------

                                                               (In Thousands)


Gross unrealized gains                               $ 11,466             $ 426           $ 11,892
Gross unrealized losses                               (69,217)              (29)           (69,246)
                                           ------------------ ----------------- ------------------
Net unrealized gains                                  (57,751)              397            (57,354)
Deferred income tax benefit
   (expense)                                           20,212              (139)            20,073
                                           ------------------ ----------------- ------------------
Net unrealized (losses) gains after
   taxes                                              (37,539)              258            (37,281)
Less:
   Balance at beginning of year                        30,114               365             30,479
                                           ------------------ ----------------- ------------------
Change in net unrealized (losses)
   gains                                             $(67,653)            $(107)          $(67,760)
                                           ================== ================= ==================


                                                             December 31, 1998
                                                Fixed             Equity             Total
                                          ------------------------------------ -----------------

                                                              (In Thousands)


Gross unrealized gains                               $56,441             $ 767            $57,208
Gross unrealized losses                              (10,111)             (205)           (10,316)
                                          ------------------ ----------------- ------------------
Net unrealized gains                                  46,330               562             46,892
Deferred income tax expense                          (16,216)             (197)           (16,413)
                                          ------------------ ----------------- ------------------
Net unrealized gains after taxes                      30,114               365             30,479
Less:
   Balance at beginning of year                       32,247                83             32,330
                                          ------------------ ----------------- ------------------
Change in net unrealized gains                       $(2,133)            $ 282            $(1,851)
                                          ================== ================= ==================



--------------------------------------------------------------------------------
Future Dimensions                       83

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

As part of its overall investment management strategy, the Company has outstanding purchase commitments of $41,351,000 and $31,242,000 in 1999 and 1998, respectively. These commitments were settled in January 2000 and 1999, respectively.

Major categories of investment income for the years ended December 31 are summarized as follows:

                                         1999               1998           1997
                                --------------- ---------------- --------------
                                                    (In Thousands)


Fixed maturities                       $ 92,897          $81,350      $  75,326
Equity securities                            33              236             29
Mortgage loans on real estate            30,539           29,000         30,454
Policy loans                              5,216            5,200          5,232
Short-term investments                      582              165            615
Other investments                           238              358           (970)
                                --------------- ---------------- --------------
                                        129,505          116,309        110,686
Investment expenses                      (4,881)          (4,901)        (3,123)
                                --------------- ---------------- --------------
Net investment income                  $124,624         $111,408       $107,563
                                =============== ================ ==============


Net realized gains (losses) on investments for the years ended December 31 are summarized as follows:

                                               1999          1998         1997
                                        ------------- ------------- -----------
                                                        (In Thousands)


Fixed maturities                              $(6,419)      $16,235     $19,881
Equity securities                               1,120           310          81
Mortgage loans and other                          222         2,357       1,177
Fixed maturities transferred to parent
   company in 1995                                  -           394       4,155
Net realized (losses) gains on          ------------- ------------- -----------
   investments                                $(5,077)      $19,296     $25,294
                                        ============= ============= ===========




--------------------------------------------------------------------------------
Future Dimensions                       84

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The above realized (losses) gains for fixed maturities and equity securities are shown net of related tax (benefit) expense of $(1,855,000), $5,929,000 and $8,441,000 for 1999, 1998 and 1997, respectively. As these (losses) gains were realized, they were reclassified from "Accumulated other comprehensive income" included in stockholder's equity to "Net realized (losses) gains on investments" in the accompanying Statements of Income.

During 1999, 1998 and 1997, debt and marketable equity securities available-for-sale were sold with a fair value at the date of sale of $523,200,000, $1,937,306,000 and $608,411,000, respectively. Gross gains of
$6,488,000, $26,416,000 and $23,870,000 and gross losses of $11,787,000,
$9,871,000 and $3,908,000 were realized on those sales in 1999, 1998 and 1997, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts to reduce and manage interest rate risk associated with individual assets and liabilities and its overall aggregate portfolio.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. The differential to be paid or received is accrued as interest rates change and is recognized as an adjustment to interest expense or income. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparty credit standing and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.








--------------------------------------------------------------------------------
Future Dimensions                       85

                        Southland Life Insurance Company

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


The table below summarizes the Company's interest rate contracts at December 31, 1999 and 1998:

                                                           December 31, 1999
                               ----------------------------------------------------------------------
                                   Notional          Amortized             Fair              Book
                                    Amount              Cost              Value             Value
                               ----------------- ------------------ ---------------------------------
                                                                 (In Thousands)

Interest rate contracts:
   Swaps                           $25,330             $ -                $ (38)            $ (38)
                               ----------------- ------------------ ---------------------------------
Total swaps                        $25,330             $ -                $ (38)            $ (38)
                               ================= ================== =================================




                                                           December 31, 1998
                               ----------------------------------------------------------------------
                                   Notional          Amortized             Fair              Book
                                    Amount              Cost              Value             Value
                               ----------------- ------------------ ---------------------------------
                                                                 (In Thousands)

Interest rate contracts:
   Swaps                            $28,000           $ -                $1,232            $1,232
   Swaps-affiliates                   2,000             -                   (13)              (13)
                               ----------------- ------------------ ---------------------------------
Total swaps                         $30,000           $ -                $1,219            $1,219
                               ================= ================== =================================








--------------------------------------------------------------------------------
Future Dimensions                       86

                        Southland Life Insurance Company

5.  CONCENTRATIONS OF  RISK

At December 31, 1999, the Company held $122,791,000 in below-investment-grade bonds classified as available-for-sale. These holdings amounted to 9.6% of the Company's investment in bonds and 5% of total assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999, the Company's commercial mortgages involved a concentration of properties located in Florida (15%), Texas (10%) and Pennsylvania (9%). The remaining commercial mortgages relate to properties located in 25 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $7,501,000.

The Company also has a concentration of direct premium income in California (15%) and Pennsylvania (10%) for the year ended December 31, 1999.

6.  EMPLOYEE BENEFIT PLANS

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of Life Insurance Company of Georgia (Life of Georgia), an affiliated insurer. The Company reimburses Life of Georgia for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses Life of Georgia for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.










--------------------------------------------------------------------------------
Future Dimensions                       87

                        Southland Life Insurance Company

7.  REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. Substantially all of the guaranteed investment contracts and the associated prepaid reinsurance premiums are ceded under a reinsurance agreement with an affiliate. As of December 31, 1999, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $250,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contacts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurer.

The carrying values of amounts recoverable from reinsurers approximate their fair value.













--------------------------------------------------------------------------------
Future Dimensions                       88

                        Southland Life Insurance Company

7.  REINSURANCE (CONTINUED)

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1999, 1998 and 1997 is as follows:

                                                                                                      Percentage
                                                 Ceded to           Assumed                           of Amount
                                Gross              Other          from Other           Net            Assumed to
                               Amount            Companies         Companies          Amount             Net
                         ------------------- ----------------- ----------------------------------- ----------------
                                                               (In Thousands)


1999

Life insurance in
   force                         $30,169,561        $14,359,593           $1,301       $15,811,269               nil
                          ================== ================== ================ ================= =================


Premiums:
  Life insurance                 $    38,397            $18,557           $    -           $19,840               nil
  Health insurance                    80,470             43,014                -            37,456               nil
                          ------------------ ------------------ ---------------- ----------------- -----------------
Total premiums                   $   118,867            $61,571           $    -           $57,296               nil
                          ================== ================== ================ ================= =================

1998

Life insurance in
   force                         $28,581,594         $8,681,450             $507       $19,900,651               nil
                          ================== ================== ================ ================= =================


Premiums:
  Life insurance                 $    36,383            $13,779             $ 13           $22,616             0.06%
  Health insurance                    68,947             38,599              384            30,732             1.25%
                          ------------------ ------------------ ---------------- ----------------- -----------------
Total premiums                   $   105,330            $52,378             $397           $53,348             0.74%
                          ================== ================== ================ ================= =================


1997

Life insurance in
   force                         $22,777,781         $6,764,447             $529       $16,013,863               nil
                          ================== ================== ================ ================= =================


Premiums:
  Life insurance                     $32,304            $11,715            $  18           $20,607             0.09%
  Health insurance                    69,997             49,388              552            21,161             2.61%
                          ------------------ ------------------ ---------------- ----------------- -----------------
Total premiums                   $   102,301            $61,103             $570           $41,768             1.36%
                          ================== ================== ================ ================= =================



--------------------------------------------------------------------------------
Future Dimensions                       89

                        Southland Life Insurance Company

8.  INCOME TAXES

The Company files a consolidated federal income tax return with America Life's parent, ING America Insurance Holdings, Inc., a Delaware Corporation, and other US affiliates and subsidiaries. The Company's federal income tax return is consolidated with the following entities: ING America Insurance Holdings, Inc., ING North America Insurance Corporation, First Columbine Life Insurance Company, Security Life of Denver Insurance Company and its subsidiaries, ING Investment Management, Inc. and ING America Life Corporation and its subsidiaries.

The method of tax allocation is governed by a written tax sharing agreement which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability for each taxable year subject to the tax sharing agreement.

The current tax liability of $1,017,000 at December 31, 1999 and current tax receivable of $6,598,000 at December 31, 1998 are payable to and due from, respectively, America Life under the terms of the tax sharing agreement.












--------------------------------------------------------------------------------
Future Dimensions                       90

                        Southland Life Insurance Company

8.  INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:


                                                           December 31
                                                      1999              1998
                                           ------------------------------------
                                                          (In Thousands)


Deferred income tax liability:
   Deferred policy acquisition costs                  $66,596           $48,056
   PVFP                                                22,001            20,869
   Unrealized investment gains and losses                   -            17,352
   Bond/mortgage loans market discount                    238               132
   Other reserves                                        (292)             (202)
                                           ------------------ -----------------
Total deferred income tax liability                    88,543            86,207

Deferred income tax asset:
   Unrealized investment gains and losses              20,102                 -
   Benefit reserves                                    56,791            44,539
   Other assets                                        15,706            10,243
                                           ------------------ -----------------
Total deferred income tax asset                        92,599            54,872
                                           ------------------ -----------------
Net deferred income tax asset (liability)            $  4,056          $(31,425)
                                           ================== =================










--------------------------------------------------------------------------------
Future Dimensions                       91

                        Southland Life Insurance Company

8.  INCOME TAXES (CONTINUED)

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the accompanying statements of income follows:

                                              Year ended December 31
                                          1999        1998        1997
                                      ---------- ----------- -----------

Statutory federal income tax rate          35.0%       35.0%       35.0%
Goodwill                                    2.0         1.4          .6
Other items, net                             .4          .1          .3
                                      ---------- ----------- -----------
Effective tax rate                         37.4%       36.5%       35.9%
                                      ========== =========== ===========

The components of federal income tax expense consist of the following:

                                             Year ended December 31
                                       1999             1998            1997
                                ------------- ---------------- --------------

                                              (In Thousands)


Current                               $23,858          $27,757        $20,675
Deferred                              (13,972)         (13,460)         1,804
                                ------------- ---------------- --------------
Federal income tax expense             $9,886          $14,297        $22,479
                                ============= ================ ==============

The Company made net income tax payments of $16,243,000 during 1999, $36,621,000 during 1998, and $18,359,000 during 1997 for current income taxes and settlements of prior year returns.

9.  STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Statutory capital and surplus was $92,107,000 and $82,946,000 at December 31, 1999 and 1998, respectively. Statutory net income was $8,163,000, $18,073,000 and $38,211,000, for the years ended December 31, 1999, 1998 and 1997, respectively.



--------------------------------------------------------------------------------
Future Dimensions                       92

                        Southland Life Insurance Company

9.  STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1999. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the state insurance department is generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Texas Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Texas must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that Texas will adopt Codification effective January 1, 2001. Management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

The NAIC has established certain Risk-Based Capital (RBC) requirements for life/health insurance companies. The NAIC RBC formula attempts to measure the risk profile of insurance companies in relation to actual capitalization levels. The Company exceeded the NAIC RBC minimum requirements for 1999 and 1998.

At December 31, 1999 and 1998, bonds with an amortized cost of $9,376,000 and $9,468,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


--------------------------------------------------------------------------------
Future Dimensions                       93

                        Southland Life Insurance Company

10.  COMMITMENTS AND CONTINGENT LIABILITIES

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. The Company has accrued for those assessments net of anticipated future premium tax deductions.

The Company established an accrued liability of approximately $12,000,000 as of December 31, 1999 and 1998, respectively, related to certain potential litigation. The Company will vigorously defend its position in these cases.

11.  SERVICE AGREEMENT WITH AFFILIATE

The Company has a service agreement with Life of Georgia whereby this affiliate provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement. During 1999, 1998 and 1997, the Company reimbursed Life of Georgia $47,258,000, $32,353,000 and $26,627,000, respectively, under this agreement.
The Company has a payable to Life of Georgia of $19,702,000 and $15,510,000 at December 31, 1999 and 1998, respectively, related to this agreement. This payable is included within indebtedness to related parties in the accompanying balance sheets.

12.  FINANCING ARRANGEMENTS

The Company has a revolving line of credit totaling $100,000,000, which matures 30 days from the date of advancement. This line of credit expires July 31, 2000. Interest rates on these borrowings are tied to the bank's cost of funds rate plus .25%. There were no outstanding borrowings under this agreement at December 31, 1999 and 1998.










--------------------------------------------------------------------------------
Future Dimensions                       94

                        Southland Life Insurance Company

13.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of income except for fees charged for administration services and mortality risk.

14.  IMPACT OF YEAR 2000 (UNAUDITED)

The Company utilizes data processing systems in the administration of the insurance and financial service products that it markets. Most of the Company's data processing systems have required modifications to enable them to process dates including the year 2000 and beyond. The Company converted, tested for Year 2000 compliance and put into production all of its core business applications prior to December 31, 1999. Through the end of March 2000, the Company has not experienced any Year 2000 related business operation problems. The Company conducts business with a multitude of business entities whose ability to comply with Year 2000 systems issues may affect the business operations of the Company. The Company has made an effort to determine whether such entities have adequate plans for Year 2000 compliance, and the Company is not aware of any instances where a key supplier or vendor is not compliant. The Company does not have the ability to assure with any certainty the compliance capacity of all third parties, and there can be no assurance that failure of such third parties to complete adequate preparations in a timely manner, and any resulting system interruption or other consequences, would not have an adverse effect, directly or indirectly, on the Company's operations.

The Company has incurred most of the costs of the Year 2000 effort primarily from the testing and remediation of administrative systems. These systems support the administration of the Company and its affiliates. Therefore, the combined costs would represent substantially all of Year 2000 costs, which will be shared by the Company and its affiliates. Combined costs were approximately $19.4 million and $8.1 million in 1999 and 1998, respectively.







--------------------------------------------------------------------------------
Future Dimensions                       95

                                    Financial Statements

                                    Southland Separate Account L1
                                    of Southland Life Insurance Company


                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors









--------------------------------------------------------------------------------
Future Dimensions                       96

                                           Southland Separate Account L1

                                               Financial Statements


                                   Years ended December 31, 1999, 1998 and 1997





                                                     CONTENTS

Report of Independent Auditors................................................98

Audited Financial Statements

Statement of Net Assets.......................................................99
Statement of Operations......................................................104
Statement of Changes in Net Assets...........................................119
Notes to Financial Statements ...............................................134


--------------------------------------------------------------------------------
Future Dimensions                       97

                         Report of Independent Auditors


Policyholders
Southland Separate Account L1 of
   Southland Life Insurance Company

We have audited the accompanying statement of net assets of Southland Separate Account L1 of Southland Life Insurance Company (comprising, respectively, the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Sub-Accounts) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market, Index 500, Equity-Income, High Income, Contrafund, and Investment Grade Bond Sub-Accounts) ("VIP and VIP II"), the INVESCO Variable Investment Funds, Inc. (comprising the Equity Income and Utilities Sub-Accounts) ("INVESCO") and the Janus Aspen Series (comprising the Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Sub-Accounts) ("Janus")) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Separate Account L1 at December 31, 1999, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
Atlanta, Georgia
April 7, 2000

--------------------------------------------------------------------------------
Future Dimensions                       98

                          Southland Separate Account L1

                             Statement of Net Assets

                                December 31, 1999




                                                            TOTAL                            TOTAL
                                                             ALL              TOTAL          VIP &          TOTAL          TOTAL
                                                        SUB-ACCOUNTS          ALGER         VIP II         INVESCO         JANUS
                                                      --------------- -------------- --------------- ------------- ----------------

ASSETS
Investments in mutual funds at market value (Note C)      $63,122,241    $11,117,650     $26,303,077    $1,983,267      $23,718,247
                                                      --------------- -------------- --------------- ------------- ----------------
Total assets                                               63,122,241     11,117,650      26,303,077     1,983,267       23,718,247
                                                      --------------- -------------- --------------- ------------- ----------------

LIABILITIES
Due to (from) Southland Life Insurance Company               (496,172)      (106,769)       (132,655)      (15,773)        (240,975)
                                                      --------------- -------------- --------------- ------------- ----------------
Total liabilities                                            (496,172)      (106,769)       (132,655)      (15,773)        (240,975)
                                                      --------------- -------------- --------------- ------------- ----------------

Net assets                                                $63,618,413    $11,224,419     $26,435,732    $1,999,040      $23,959,222
                                                      =============== ============== =============== ============= ================

POLICYHOLDER RESERVES
Reserve for policyholders (Note B)                        $63,618,413    $11,224,419     $26,435,732    $1,999,040      $23,959,222
                                                      --------------- -------------- --------------- ------------- ----------------

Total policyholder reserves                               $63,618,413    $11,224,419     $26,435,732    $1,999,040      $23,959,222
                                                      =============== ============== =============== ============= ================


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                       99

                          Southland Separate Account L1

                                December 31, 1999




                                                                                            ALGER

                                                                         AMERICAN          AMERICAN                        AMERICAN
                                                         TOTAL             SMALL            MIDCAP          AMERICAN      LEVERAGED
                                                         ALGER        CAPITALIZATION        GROWTH           GROWTH         ALLCAP
                                                        ------------ --------------- -------------- ---------------- --------------

ASSETS
Investments in mutual funds at market value (Note C)     $11,117,650    $  1,911,189    $ 1,834,565     $  4,479,872    $ 2,892,024
                                                        ------------ --------------- -------------- ---------------- --------------
Total assets                                              11,117,650       1,911,189      1,834,565        4,479,872      2,892,024
                                                        ------------ --------------- -------------- ---------------- --------------

LIABILITIES
Due to (from) Southland Life Insurance Company              (106,769)        (10,871)       (17,578)         (32,719)       (45,601)
                                                        ------------ --------------- -------------- ---------------- --------------
Total liabilities                                           (106,769)        (10,871)       (17,578)         (32,719)       (45,601)
                                                        ------------ --------------- -------------- ---------------- --------------

Net assets                                               $11,224,419      $1,922,060     $1,852,143       $4,512,591     $2,937,625
                                                        ============ =============== ============== ================ ==============

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                      $11,224,419      $1,922,060     $1,852,143       $4,512,591     $2,937,625
                                                        ------------ --------------- -------------- ---------------- --------------

Total policyholder reserves                              $11,224,419      $1,922,060     $1,852,143       $4,512,591     $2,937,625
                                                        ============ =============== ============== ================ ==============

Number of sub-account units outstanding (Note G)                         110,112.068     94,491.630      180,584.939     89,361.549
                                                                     =============== ============== ================ ==============

Net value per sub-account unit                                          $      17.46    $     19.60     $      24.99    $     32.87
                                                                     =============== ============== ================ ==============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      100

                          Southland Separate Account L1

                                December 31, 1999




                                                                                              VIP & VIP II


                                       TOTAL        ASSET                                MONEY                   EQUITY-
                                   VIP & VIP II    MANAGER      GROWTH     OVERSEAS      MARKET    INDEX 500      INCOME
                                   ------------  ----------  -----------  ---------  ----------- ------------- -----------

ASSETS
Investments in mutual
  funds at market value (Note      $26,303,077    $892,055   $3,045,618    $478,206   $5,047,949  $6,560,134   $2,511,928
                                  ------------  ----------  -----------  ----------  ----------- ------------ -----------
Total assets                        26,303,077     892,055    3,045,618     478,206    5,047,949   6,560,134    2,511,928
                                  ------------  ----------  -----------  ----------  ----------- ------------ -----------

LIABILITIES
Due to (from) Southland Life
  Insurance Company                   (132,655)     (3,596)     (21,850)     (2,238)       7,231     (30,282)     (14,371)
                                  ------------  ----------  -----------  ----------  ----------- -----------  -----------
Total liabilities                     (132,655)     (3,596)     (21,850)     (2,238)       7,231     (30,282)     (14,371)
                                  ------------  ----------  -----------  ----------  ----------- ------------ -----------

Net assets                         $26,435,732    $895,651   $3,067,468    $480,444   $5,040,718  $6,590,416   $2,526,299
                                  ============  ==========  ===========  ==========  =========== ============ ===========

POLICYHOLDER RESERVES
Reserves for policyholders
  (Note B)                         $26,435,732    $895,651   $3,067,468    $480,444   $5,040,718  $6,590,416   $2,526,299
                                  ------------  ----------  -----------  ----------  ----------- ------------ -----------

Total policyholder reserves        $26,435,732    $895,651   $3,067,468    $480,444   $5,040,718  $6,590,416   $2,526,299
                                  ============  ==========  ===========  ==========  =========== ============ ===========

Number of sub-account units
  outstanding (Note G)                          56,593.361  130,727.111  26,346.246  437,725.752 306,237.103  160,901.817
                                                ==========  ===========  ==========  =========== ============ ===========

Net value per sub-account unit                    $  15.83   $    23.46    $  18.24   $    11.52  $    21.52   $    15.70
                                                ==========  ===========  ==========  =========== ============ ===========




                                       HIGH                     INVESTMENT
                                      INCOME      CONTRAFUND    GRADE BOND
                                  ------------- -------------- -----------

ASSETS
Investments in mutual
  funds at market value (Note C)   $1,044,297     $5,994,815     $728,075
                                 ------------- -------------- -----------
Total assets                        1,044,297      5,994,815      728,075
                                 ------------- -------------- -----------

LIABILITIES
Due to (from) Southland Life
  Insurance Company                    (2,430)       (64,271)        (848)
                                 ------------- -------------- -----------
Total liabilities                      (2,430)       (64,271)        (848)
                                 ------------- -------------- -----------

Net assets                         $1,046,727     $6,059,086     $728,923
                                 ============= ============== ===========

POLICYHOLDER RESERVES
Reserves for policyholders
  (Note B)                         $1,046,727     $6,059,086     $728,923
                                 ------------- -------------- -----------

Total policyholder reserves        $1,046,727     $6,059,086     $728,923
                                 ============= ============== ===========

Number of sub-account units
  outstanding (Note G)             86,751.174    286,899.898   62,273.753
                                 ============= ============== ===========

Net value per sub-account unit     $    12.07     $    21.12     $  11.71
                                 ============= ============== ===========




See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      101

                          Southland Separate Account L1

                                December 31, 1999




                                                                           INVESCO


                                                             Total          Equity
                                                            INVESCO         Income         Utilities
                                                        --------------- --------------- ---------------

ASSETS
Investments in mutual funds at market value (Note C )        $1,983,267      $1,195,629        $787,638
                                                        --------------- --------------- ---------------
Total assets                                                  1,983,267       1,195,629         787,638
                                                        --------------- --------------- ---------------

LIABILITIES
Due to (from) Southland Life Insurance Company                  (15,773)        (14,700)         (1,073)
                                                        --------------- --------------- ---------------
Total liabilities                                               (15,773)        (14,700)         (1,073)
                                                        --------------- --------------- ---------------

Net assets                                                   $1,999,040      $1,210,329        $788,711
                                                        =============== =============== ===============

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                          $1,999,040      $1,210,329        $788,711
                                                        --------------- --------------- ---------------

Total policyholder reserves                                  $1,999,040      $1,210,329        $788,711
                                                        =============== =============== ===============

Number of sub-account units outstanding (Note G)                             74,079.617      41,629.587
                                                                        =============== ===============

Net value per sub-account unit                                               $    16.34        $  18.95
                                                                        =============== ===============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      102

                          Southland Separate Account L1

                                December 31, 1999




                                                                                 JANUS


                                                       TOTAL                  AGGRESSIVE   WORLDWIDE    INTERNATIONAL
                                                       JANUS         GROWTH     GROWTH      GROWTH         GROWTH       BALANCED
                                                     ----------------------------------------------------------------------------

ASSETS
Investments in mutual funds at market value (Note C)  $23,718,247  $3,978,416  $5,047,050   $5,264,566   $2,816,075    $6,612,140
                                                      ----------- ----------- -----------  -----------  -----------  ------------
Total assets                                           23,718,247   3,978,416   5,047,050    5,264,566    2,816,075     6,612,140
                                                      ----------- ----------- -----------  -----------  -----------  ------------

LIABILITIES
Due to (from) Southland Life Insurance Company           (240,975)    (28,418)    (71,342)     (59,184)     (24,608)      (57,423)
                                                      ----------- ----------- -----------  -----------  -----------  ------------
Total liabilities                                        (240,975)    (28,418)    (71,342)     (59,184)     (24,608)      (57,423)
                                                      ----------- ----------- -----------  -----------  -----------  ------------

Net assets                                            $23,959,222  $4,006,834  $5,118,392   $5,323,750   $2,840,683    $6,669,563
                                                      =========== =========== ===========  ===========  ===========  ============

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                   $23,959,222  $4,006,834  $5,118,392   $5,323,750   $2,840,683    $6,669,563
                                                      ----------- ----------- -----------  -----------  -----------  ------------

Total policyholder reserves                           $23,959,222  $4,006,834  $5,118,392   $5,323,750   $2,840,683    $6,669,563
                                                      =========== =========== ===========  ===========  ===========  ============

Number of sub-account units outstanding (Note G)                  168,076.782 159,640.347  201,891.184  108,181.477   320,650.834
                                                                  ----------- -----------  -----------  -----------  ------------

Net value per sub-account unit                                     $    23.84  $    32.06   $    26.37   $    26.26    $    20.80
                                                                  =========== ===========  ===========  ===========  ============


See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                      103

                          Southland Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1999




                                                        TOTAL                              TOTAL
                                                         ALL               TOTAL           VIP &            TOTAL             TOTAL
                                                    SUB-ACCOUNTS           ALGER          VIP II           INVESCO            JANUS
                                                 -------------------  --------------- --------------- -------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                              $ 1,567,924       $  613,278      $  679,599       $ 48,867      $  226,180
Less valuation period deductions (Note B)                    364,009           61,138         160,168         13,093         129,610
                                                 -------------------  --------------- --------------- -------------- ---------------
Net investment income (loss)                               1,203,915          552,140         519,431         35,774          96,570
                                                 -------------------  --------------- --------------- -------------- ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments                 3,389,427          493,102         202,589         31,203       2,662,533
Net unrealized gains (losses) on investments               9,438,576        1,839,516       2,205,232        157,735       5,236,093
                                                 -------------------  --------------- --------------- -------------- ---------------
Net realized and unrealized gains (losses)
   on investments                                         12,828,003        2,332,618       2,407,821        188,938       7,898,626
                                                 -------------------  --------------- --------------- -------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             $14,031,918       $2,884,758      $2,927,252       $224,712      $7,995,196
                                                 ===================  =============== =============== ============== ===============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      104

                          Southland Separate Account L1

                          Year Ended December 31, 1999




                                                                                        ALGER

                                                                     AMERICAN          AMERICAN                        AMERICAN
                                                     TOTAL             SMALL            MIDCAP        AMERICAN        LEVERAGED
                                                     ALGER        CAPITALIZATION        GROWTH         GROWTH           ALLCAP
                                                ---------------  -----------------  -------------- --------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds                          $  613,278           $142,584        $163,687       $239,881        $   67,126
Less valuation period deductions (Note B)                61,138             11,332          11,010         26,013            12,783
                                                ---------------  -----------------  -------------- --------------  ----------------
Net investment income (loss)                            552,140            131,252         152,677        213,868            54,343
                                                ---------------  -----------------  -------------- --------------  ----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments              493,102              1,868          22,744        219,461           249,029
Net unrealized gains (losses) on investments          1,839,516            407,699         229,004        479,515           723,298
                                                ---------------  -----------------  -------------- --------------  ----------------
Net realized and unrealized gains (losses)
  on investments                                      2,332,618            409,567         251,748        698,976           972,327
                                                ---------------  -----------------  -------------- --------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $2,884,758           $540,819        $404,425       $912,844        $1,026,670
                                                ===============  =================  ============== ==============  ================


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      105

                          Southland Separate Account L1

                          Year Ended December 31, 1999




                                                                                                      VIP & VIP II


                                                TOTAL         ASSET                               MONEY
                                             VIP & VIP II    MANAGER     GROWTH    OVERSEAS      MARKET       INDEX 500
                                             ------------- ----------- ----------- ---------- ------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                     $  679,599     $46,234    $139,663   $  9,084      $145,790       $ 52,477
Less valuation period deductions (Note B)          160,168       6,250      16,898      2,665        26,430         40,684
                                             ------------- ----------- ----------- ---------- ------------- ----------------
Net investment income (loss)                       519,431      39,984     122,765      6,419       119,360         11,793
                                             ------------- ----------- ----------- ---------- ------------- ----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         202,589       4,860      34,293      2,960             -         65,194
Net unrealized gains (losses) on investments     2,205,232      26,606     507,468    112,027             -        782,740
                                             ------------- ----------- ----------- ---------- ------------- ----------------
Net realized and unrealized gains (losses)
  on investments                                 2,407,821      31,466     541,761    114,987             -        847,934
                                             ------------- ----------- ----------- ---------- ------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $2,927,252     $71,450    $664,526   $121,406      $119,360       $859,727
                                             ============= =========== =========== ========== ============= ================



                                              EQUITY-        HIGH                   INVESTMENT
                                               INCOME       INCOME    CONTRAFUND    GRADE BOND
                                             ----------- ------------ ------------ ------------

INVESTMENT INCOME
Dividends from mutual funds                      $77,765      $66,122     $118,908     $ 23,556
Less valuation period deductions (Note B)         17,870        8,228       35,858        5,285
                                             ----------- ------------ ------------ ------------
Net investment income (loss)                      59,895       57,894       83,050       18,271
                                             ----------- ------------ ------------ ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments        19,680      (37,455)     118,307       (5,250)
Net unrealized gains (losses) on investments       9,883       27,846      762,007      (23,345)
                                             ----------- ------------ ------------ ------------
Net realized and unrealized gains (losses)
  on investments                                  29,563       (9,609)     880,314      (28,595)
                                             ----------- ------------ ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $89,458      $48,285     $963,364     $(10,324)
                                             =========== ============ ============ ============



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      106

                          Southland Separate Account L1

                          Year Ended December 31, 1999




                                                                                         INVESCO


                                                                        TOTAL             EQUITY
                                                                       INVESCO            INCOME           UTILITIES
                                                                      ------------- ------------------ ---------------

INVESTMENT INCOME
Dividends from mutual funds                                                $ 48,867           $ 42,139         $ 6,728
Less valuation period deductions (Note B)                                    13,093              8,847           4,246
                                                                      ------------- ------------------ ---------------
Net investment income (loss)                                                 35,774             33,292           2,482
                                                                      ------------- ------------------ ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments                                   31,203             19,906          11,297
Net unrealized gains (losses) on investments                                157,735             91,686          66,049
                                                                      ------------- ------------------ ---------------
Net realized and unrealized gains (losses)
  on investments                                                            188,938            111,592          77,346
                                                                      ------------- ------------------ ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $224,712           $144,884         $79,828
                                                                      ============= ================== ===============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      107

                          Southland Separate Account L1

                          Year Ended December 31, 1999




                                                                                                JANUS


                                                TOTAL                      AGGRESSIVE     WORLDWIDE      INTERNATIONAL
                                                JANUS        GROWTH          GROWTH         GROWTH           GROWTH       BALANCED
                                               -------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                      $  226,180    $   18,383  $   74,622     $    6,047       $    4,512    $  122,616
Less valuation period deductions (Note B)           129,610        21,873      21,939         29,897           16,037        39,864
                                               ------------  ------------ ----------- -------------- ---------------- -------------
Net investment income (loss)                         96,570        (3,490)     52,683        (23,850)         (11,525)       82,752
                                               ------------  ------------ ----------- -------------- ---------------- -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments        2,662,533       248,417   1,836,755        147,241          179,464       250,656
Net unrealized gains (losses) on investments      5,236,093       758,550     757,939      1,825,033        1,137,882       756,689
Net realized and unrealized gains (losses)     ------------  ------------ ----------- -------------- ---------------- -------------
  on investments                                  7,898,626     1,006,967   2,594,694      1,972,274        1,317,346     1,007,345
                                               ------------  ------------ ----------- -------------- ---------------- -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $7,995,196    $1,003,477  $2,647,377     $1,948,424       $1,305,821    $1,090,097
                                               ============  ============ =========== ============== ================ =============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      108

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 1998




                                                      TOTAL                             TOTAL
                                                       ALL                TOTAL         VIP &      TOTAL             TOTAL
                                                   SUB-ACCOUNTS           ALGER        VIP II     INVESCO            JANUS
                                              ----------------- --------------- --------------- ------------ ---------------

INVESTMENT INCOME
Dividends from mutual funds                          $  626,404        $179,195      $  252,170      $37,292      $  157,747
Less valuation period deductions (Note B)               119,686          17,962          61,507        4,011          36,206
                                              ----------------- --------------- --------------- ------------ ---------------
Net investment income (loss)                            506,718         161,233         190,663       33,281         121,541
                                              ----------------- --------------- --------------- ------------ ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments              127,820          25,905          31,103        5,430          65,382
Net unrealized gains (losses) on investments          2,657,680         642,532       1,033,851       41,691         939,606
                                              ----------------- --------------- --------------- ------------ ---------------
Net realized and unrealized gains (losses)
   on investments                                     2,785,500         668,437       1,064,954       47,121       1,004,988
                                              ----------------- --------------- --------------- ------------ ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         $3,292,218        $829,670      $1,255,617      $80,402      $1,126,529
                                              ================= =============== =============== ============ ===============


See accompanying notes.




--------------------------------------------------------------------------------
Future Dimensions                      109

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                                                                  ALGER

                                                               AMERICAN         AMERICAN                         AMERICAN
                                               TOTAL            SMALL            MIDCAP          AMERICAN        LEVERAGED
                                               ALGER        CAPITALIZATION       GROWTH           GROWTH          ALLCAP
                                              ----------- ------------------ ---------------  -------------- -----------------

INVESTMENT INCOME
Dividends from mutual funds                      $179,195            $50,067        $ 30,380        $ 87,268          $ 11,480
Less valuation period deductions (Note B)          17,962              4,045           4,033           6,878             3,006
                                              ----------- ------------------ ---------------  -------------- -----------------
Net investment income (loss)                      161,233             46,022          26,347          80,390             8,474
                                              ----------- ------------------ ---------------  -------------- -----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         25,905              2,686           9,274           6,653             7,292
Net unrealized gains (losses) on investments      642,532             49,565         120,660         303,561           168,746
                                              ----------- ------------------ ---------------  -------------- -----------------
Net realized and unrealized gains (losses)
  on investments                                  668,437             52,251         129,934         310,214           176,038
                                              ----------- ------------------ ---------------  -------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $829,670            $98,273        $156,281        $390,604          $184,512
                                              =========== ================== ===============  ============== =================


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      110

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                                                                                            VIP & VIP II


                                                  TOTAL          ASSET                                  MONEY
                                               VIP & VIP II     MANAGER       GROWTH      OVERSEAS      MARKET      INDEX 500
                                             ---------------- -----------  ------------- ----------- ------------  ------------

INVESTMENT INCOME
Dividends from mutual funds                        $  252,170     $15,561       $ 37,137     $ 3,617     $104,324      $ 17,011
Less valuation period deductions (Note B)              61,507       2,798          5,164         924       17,651        11,910
                                             ---------------- -----------  ------------- ----------- ------------  ------------
Net investment income (loss)                          190,663      12,763         31,973       2,693       86,673         5,101
                                             ---------------- -----------  ------------- ----------- ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments             31,103      (2,166)         3,265      (1,636)           -        12,724
Net unrealized gains (losses) on investments        1,033,851      28,383        189,989      11,290            -       332,201
                                             ---------------- -----------  ------------- ----------- ------------  ------------

Net realized and unrealized gains (losses)
  on investments                                    1,064,954      26,217        193,254       9,654            -       344,925
                                             ---------------- -----------  ------------- ----------- ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $1,255,617     $38,980       $225,227     $12,347    $  86,673      $350,026
                                             ================ ===========  ============= =========== ============  ============


                                                EQUITY-       HIGH                       INVESTMENT
                                                INCOME       INCOME       CONTRAFUND     GRADE BOND
                                              ----------- ------------- -------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                      $ 23,486      $ 16,684       $ 30,389         $ 3,961
Less valuation period deductions (Note B)           6,837         2,983         11,312           1,928
                                              ----------- ------------- -------------- ---------------
Net investment income (loss)                       16,649        13,701         19,077           2,033
                                              ----------- ------------- -------------- ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments          2,172        (2,338)         8,424          10,658
Net unrealized gains (losses) on investments       82,881       (39,195)       420,570           7,732
                                              ----------- ------------- -------------- ---------------

Net realized and unrealized gains (losses)
  on investments                                   85,053       (41,533)       428,994          18,390
                                              ----------- ------------- -------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $101,702      $(27,832)      $448,071         $20,423
                                              =========== ============= ============== ===============



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      111

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                                                INVESCO


                                                  TOTAL           EQUITY
                                                 INVESCO          INCOME         UTILITIES
                                                 -----------  --------------  ---------------

INVESTMENT INCOME
Dividends from mutual funds                          $37,292         $34,407          $ 2,885
Less valuation period deductions (Note B)              4,011           3,474              537
                                                 -----------  --------------  ---------------
Net investment income (loss)                          33,281          30,933            2,348
                                                 -----------  --------------  ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments             5,430           4,916              514
Net unrealized gains (losses) on investments          41,691          23,002           18,689
                                                 -----------  --------------  ---------------
Net realized and unrealized gains (losses)
  on investments                                      47,121          27,918           19,203
                                                 -----------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $80,402         $58,851          $21,551
                                                 ===========  ==============  ===============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      112

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                                                                                             JANUS


                                                             TOTAL                         AGGRESSIVE        WORLDWIDE
                                                             JANUS          GROWTH           GROWTH            GROWTH
                                                        --------------- --------------- ----------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                                  $  157,747        $ 36,308          $      -         $ 52,078
Less valuation period deductions (Note B)                        36,206           5,483             4,426           11,466
                                                        --------------- --------------- ----------------- ----------------
Net investment income (loss)                                    121,541          30,825            (4,426)          40,612
                                                        --------------- --------------- ----------------- ----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments                       65,382          30,199             4,969           21,777
Net unrealized gains (losses) on investments                    939,606         189,068           227,403          208,893
Net realized and unrealized gains (losses)              --------------- --------------- ----------------- ----------------
   on investments                                             1,004,988         219,267           232,372          230,670
                                                        --------------- --------------- ----------------- ----------------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $1,126,529        $250,092          $227,946         $271,282
                                                        =============== =============== ================= ================

                                                           INTERNATIONAL                       SHORT-TERM
                                                              GROWTH           BALANCED           BOND
                                                        ------------------ ---------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                                        $16,024         $ 49,352           $3,985
Less valuation period deductions (Note B)                            6,089            8,447              295
                                                        ------------------ ---------------- ----------------
Net investment income (loss)                                         9,935           40,905            3,690
                                                        ------------------ ---------------- ----------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments                           2,697            9,053           (3,313)
Net unrealized gains (losses) on investments                        41,449          271,281            1,512
Net realized and unrealized gains (losses)              ------------------ ---------------- ----------------
   on investments                                                   44,146          280,334           (1,801)
                                                        ------------------ ---------------- ----------------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $54,081         $321,239           $1,889
                                                        ================== ================ ================



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      113

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 1997




                                                         TOTAL                        TOTAL
                                                          ALL         TOTAL           VIP &            TOTAL             TOTAL
                                                     SUB-ACCOUNTS     ALGER           VIP II          INVESCO            JANUS
                                                  --------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                          $  47,219       $     829         $29,532            $9,839           $ 7,019
Less valuation period deductions (Note B)               13,332           2,047           8,582               305             2,398
                                                  ------------ ---------------  --------------  ---------------- -----------------
Net investment income (loss)                            33,887          (1,218)         20,950             9,534             4,621

REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS
Net realized gains (losses) on investments              18,964           4,877           6,680               604             6,803
Net unrealized gains (losses) on investments           118,688          26,112          69,730            (1,884)           24,730
                                                  ------------ ---------------  --------------  ---------------- -----------------
Net realized and unrealized gains (losses) on
   investments                                         137,652          30,989          76,410            (1,280)           31,533
                                                  ------------ ---------------  --------------  ---------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                        $171,539         $29,771         $97,360            $8,254           $36,154
                                                  ============ ===============  ==============  ================ =================



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      114

                          Southland Separate Account L1

                          Year ended December 31, 1997



                                                                                             ALGER

                                                                              AMERICAN      AMERICAN                      AMERICAN
                                                                  TOTAL        SMALL         MIDCAP       AMERICAN       LEVERAGED
                                                                  ALGER    CAPITALIZATION    GROWTH        GROWTH          ALLCAP
                                                                --------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                                       $   829     $  319         $   18        $   492         $    -
Less valuation period deductions (Note B)                           2,047        550            511            543            443
                                                                --------- ----------  ------------- --------------  -------------
Net investment income (loss)                                       (1,218)      (231)          (493)           (51)          (443)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments                          4,877        988          1,017          1,571          1,301
Net unrealized gains (losses) on investments                       26,112      7,706          1,036          9,623          7,747
                                                                --------- ----------  ------------- --------------  -------------
Net realized and unrealized gains (losses) on investments          29,771      8,463          1,560         11,143          8,605
                                                                --------- ----------  ------------- --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $29,771     $8,463         $1,560        $11,143         $8,605
                                                                ========= ==========  ============= ==============  =============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      115

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                                        VIP & VIP II


                                                 TOTAL       ASSET                                  MONEY
                                             VIP & VIP II   MANAGER       GROWTH      OVERSEAS      MARKET      INDEX 500
                                             ------------- ----------- ------------ ------------ ------------ -------------

INVESTMENT INCOME
Dividends from mutual funds                        $29,532      $    -       $    -        $   -      $29,532       $     -
Less valuation period deductions (Note B)            8,582         142          322           65        4,934           710
                                             ------------- ----------- ------------ ------------ ------------ -------------
Net investment income (loss)                        20,950        (142)        (322)         (65)      24,598          (710)

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS

Net realized gains (losses) on investments           6,680         238          199           (3)           -         2,043
Net unrealized gains (losses) on investments        69,730       2,096        2,921         (618)           -        17,360
                                             ------------- ----------- ------------ ------------ ------------ -------------
Net realized and unrealized gains (losses)
  on investments                                    76,410       2,334        3,120         (621)           -        19,403
                                             ------------- ----------- ------------ ------------ ------------ -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $97,360      $2,192       $2,798        $(686)     $24,598       $18,693
                                             ============= =========== ============ ============ ============ =============

                                               EQUITY-       HIGH                   INVESTMENT
                                               INCOME       INCOME     CONTRAFUND   GRADE BOND
                                             ---------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                        $    -       $    -      $     -       $    -
Less valuation period deductions (Note B)             431          398        1,381          199
                                             ---------------------------------------------------
Net investment income (loss)                         (431)        (398)      (1,381)        (199)

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS

Net realized gains (losses) on investments            660          817        2,545          181
Net unrealized gains (losses) on investments        9,223        7,284       28,977        2,487
                                             ---------------------------------------------------
Net realized and unrealized gains (losses)
  on investments                                    9,883        8,101       31,522        2,668
                                             ---------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $9,452       $7,703      $30,141       $2,469
                                             ===================================================



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      116

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                          INVESCO

                                                                           TOTAL         INDUSTRIAL
                                                                          INVESCO          INCOME         UTILITIES
                                                                       --------------  --------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                                                    $9,839           $9,766            $ 73
Less valuation period deductions (Note B)                                         305              300               5
                                                                       --------------  --------------- ---------------
Net investment income (loss)                                                    9,534            9,466              68

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments                                        604              592              12
Net unrealized gains (losses) on investments                                   (1,884)          (2,062)            178
                                                                       --------------  --------------- ---------------
Net realized and unrealized gains (losses) on investments                      (1,280)          (1,470)            190
                                                                       --------------  --------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $8,254           $7,996            $258
                                                                       ==============  =============== ===============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      117

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                              JANUS


                                                         TOTAL                    AGGRESSIVE    WORLDWIDE   INTERNATIONAL
                                                         JANUS       GROWTH         GROWTH       GROWTH         GROWTH
                                                     ----------- -----------  ------------- ------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                              $ 7,019     $ 2,261       $      -       $ 2,031           $ 226
Less valuation period deductions(Note B)                   2,398         661            240           995             297
                                                     ----------- -----------  ------------- ------------- ---------------
Net investment income (loss)                               4,621       1,600           (240)        1,036             (71)

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments                 6,803       2,977          1,170         1,592             983
Net unrealized gains (losses) on investments              24,730       6,871          6,573        11,707          (1,597)
                                                     ----------- -----------  ------------- ------------- ---------------
Net realized and unrealized gains (losses) on
  investments                                             31,533       9,848          7,743        13,299            (614)
                                                     ----------- -----------  ------------- ------------- ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $36,154     $11,448         $7,503       $14,335           $(685)
                                                     =========== ===========  ============= ============= ===============
                                                                    SHORT-TERM
                                                        BALANCED        BOND
                                                     ------------ --------------

INVESTMENT INCOME
Dividends from mutual funds                               $   825         $1,676
Less valuation period deductions(Note B)                      184             21
                                                     ------------ --------------
Net investment income (loss)                                  641          1,655

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments                     75              6
Net unrealized gains (losses) on investments                2,688         (1,512)
                                                     ------------ --------------
Net realized and unrealized gains (losses) on
  investments                                               2,763         (1,506)
                                                     ------------ --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $3,404        $   149
                                                     ============ ==============



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      118

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999




                                                                        TOTAL                               TOTAL
                                                                         ALL              TOTAL             VIP &
                                                                    SUB-ACCOUNTS          ALGER             VIP II
                                                                  -----------------  ---------------- ------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                            $ 1,203,915       $   552,140        $   519,431
Net realized gains (losses) on investments                                3,389,427           493,102            202,589
Net unrealized gains (losses) on investments                              9,438,576         1,839,516          2,205,232
                                                                  -----------------  ---------------- ------------------
Increase (decrease) in net assets from operations                        14,031,918         2,884,758          2,927,252
                                                                  -----------------  ---------------- ------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                             31,028,249         3,825,150         19,754,907
Cost of insurance and administrative expenses                            (6,549,885)       (1,178,979)        (3,129,796)
Benefit payments                                                             (3,452)           (1,760)            (1,091)
Surrenders and withdrawals                                                 (475,433)          (64,071)          (292,903)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                                (416,231)        1,280,792         (5,299,071)
Other                                                                       551,597           107,303            133,434
                                                                  -----------------  ---------------- ------------------
Increase from principal transactions                                     24,134,845         3,968,435         11,165,480
                                                                  -----------------  ---------------- ------------------

Total increase in net assets                                             38,166,763         6,853,193         14,092,732

Net assets at beginning of year                                          25,451,650         4,371,226         12,343,000
                                                                  -----------------  ---------------- ------------------

Net assets at end of year                                               $63,618,413       $11,224,419        $26,435,732
                                                                  =================  ================ ==================


                                                                       TOTAL              TOTAL
                                                                      INVESCO             JANUS
                                                                  ----------------  -----------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                            $   35,774        $    96,570
Net realized gains (losses) on investments                                  31,203          2,662,533
Net unrealized gains (losses) on investments                               157,735          5,236,093
                                                                  ----------------  -----------------
Increase (decrease) in net assets from operations                          224,712          7,995,196
                                                                  ----------------  -----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                               525,568          6,922,624
Cost of insurance and administrative expenses                             (213,204)        (2,027,906)
Benefit payments                                                              (154)              (447)
Surrenders and withdrawals                                                 (10,982)          (107,477)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                                574,602          3,027,446
Other                                                                         (367)           311,227
                                                                  ----------------  -----------------
Increase from principal transactions                                       875,463          8,125,467
                                                                  ----------------  -----------------

Total increase in net assets                                             1,100,175         16,120,663

Net assets at beginning of year                                            898,865          7,838,559
                                                                  ----------------  -----------------

Net assets at end of year                                               $1,999,040        $23,959,222
                                                                  ================  =================



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      119

                          Southland Separate Account L1

                          Year ended December 31, 1999


                                                                                                ALGER

                                                                            AMERICAN          AMERICAN                    AMERICAN
                                                                TOTAL        SMALL             MIDCAP         AMERICAN    LEVERAGED
                                                                ALGER    CAPITALIZATION        GROWTH          GROWTH      ALLCAP
                                                             -----------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                 $   552,140    $  131,252     $  152,677     $  213,868     $   54,343
Net realized gains (losses) on investments                       493,102         1,868         22,744        219,461        249,029
Net unrealized gains (losses) on investments                   1,839,516       407,699        229,004        479,515        723,298
                                                             ----------- ------------- -------------- --------------  -------------
Increase (decrease) in net assets from operations              2,884,758       540,819        404,425        912,844      1,026,670
                                                             ----------- ------------- -------------- --------------  -------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                   3,825,150       573,686        573,435      1,729,161        948,868
Cost of insurance and administrative expenses                 (1,178,979)     (216,805)      (193,636)      (506,613)      (261,925)
Benefit payments                                                  (1,760)         (154)             -              -         (1,606)
Surrenders and withdrawals                                       (64,071)      (24,776)        (9,869)       (17,299)       (12,127)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                    1,280,792       145,564        146,550        531,839        456,839
Other                                                            107,303        20,248          7,863         30,041         49,151
                                                             ----------- ------------- -------------- --------------  -------------
Increase from principal transactions                           3,968,435       497,763        524,343      1,767,129      1,179,200
                                                             ----------- ------------- -------------- --------------  -------------

Total increase in net assets                                   6,853,193     1,038,582        928,768      2,679,973      2,205,870

Net assets at beginning of year                                4,371,226       883,478        923,375      1,832,618        731,755
                                                             ----------- ------------- -------------- --------------  -------------

Net assets at end of year                                    $11,224,419    $1,922,060     $1,852,143     $4,512,591     $2,937,625
                                                             =========== ============= ============== ==============  =============

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      120

                          Southland Separate Account L1

                          Year ended December 31, 1999




                                                                                                            VIP & VIP II

                                                           TOTAL        ASSET                             MONEY
                                                       VIP & VIP II    MANAGER     GROWTH     OVERSEAS    MARKET     INDEX 500
                                                       ------------- ----------------------- ---------------------- ------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                              $  519,431    $ 39,984  $  122,765   $  6,419  $  119,360   $   11,793
Net realized gains (losses) on investments                   202,589       4,860      34,293      2,960           -       65,194
Net unrealized gains (losses) on investments               2,205,232      26,606     507,468    112,027           -      782,740
                                                       ------------- ----------------------- ---------------------- ------------
Increase (decrease) in net assets from operations          2,927,252      71,450     664,526    121,406     119,360      859,727
                                                       ------------- ----------------------- ---------------------- ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                              19,754,907     312,583   1,016,105    170,489  12,459,659    2,184,085
Cost of insurance and administrative expenses             (3,129,796)    (89,058)   (346,459)   (46,035)   (643,568)    (783,092)
Benefit payments                                              (1,091)          -           -          -           -            -
Surrenders and withdrawals                                  (292,903)    (11,698)    (41,167)    (4,482)    (26,778)     (87,474)
Net transfers among sub-accounts (including the
   guaranteed interest account in the general account)    (5,299,071)     96,798     590,388     22,925  (9,142,874)   1,494,471
Other                                                        133,434      11,589      23,910     18,690     (88,654)      38,397
                                                       ------------- ----------------------- ---------------------- ------------
Increase from principal transactions                      11,165,480     320,214   1,242,777    161,587   2,557,785    2,846,387
                                                       ------------- ----------------------- ---------------------- ------------

Total increase in net assets                              14,092,732     391,664   1,907,303    282,993   2,677,145    3,706,114

Net assets at beginning of year                           12,343,000     503,987   1,160,165    197,451   2,363,573    2,884,302
                                                       ------------- ----------------------- ---------------------- ------------

Net assets at end of year                                $26,435,732    $895,651  $3,067,468   $480,444  $5,040,718   $6,590,416
                                                       ============= ======================= ====================== ============

                                                       EQUITY-        HIGH                  INVESTMENT
                                                        INCOME       INCOME    CONTRAFUND   GRADE BOND
                                                       ---------- ------------------------ ------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                           $   59,895   $   57,894  $   83,050     $ 18,271
Net realized gains (losses) on investments                 19,680      (37,455)    118,307       (5,250)
Net unrealized gains (losses) on investments                9,883       27,846     762,007      (23,345)
                                                       ---------- ------------------------ ------------
Increase (decrease) in net assets from operations          89,458       48,285     963,364      (10,324)
                                                       ---------- ------------------------ ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                              805,398      258,179   2,277,133      271,276
Cost of insurance and administrative expenses            (316,586)    (106,598)   (720,827)     (77,573)
Benefit payments                                                -         (129)       (962)           -
Surrenders and withdrawals                                (38,406)      (6,638)    (56,466)     (19,794)
Net transfers among sub-accounts (including the
   guaranteed interest account in the general account)    469,853      213,288     803,946      152,134
Other                                                      22,233       10,778      93,157        3,334
                                                       ---------- ------------------------ ------------
Increase from principal transactions                      942,492      368,880   2,395,981      329,377
                                                       ---------- ------------------------ ------------

Total increase in net assets                            1,031,950      417,165   3,359,345      319,053

Net assets at beginning of year                         1,494,349      629,562   2,699,741      409,870
                                                       ---------- ------------------------ ------------

Net assets at end of year                              $2,526,299   $1,046,727  $6,059,086     $728,923
                                                       ========== ======================== ============



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      121

                          Southland Separate Account L1

                          Year ended December 31, 1999


                                                                                        INVESCO


                                                                       TOTAL              EQUITY
                                                                      INVESCO             INCOME           UTILITIES
                                                                 ------------------ ------------------ ------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                             $   35,774         $   33,292           $  2,482
Net realized gains (losses) on investments                                   31,203             19,906             11,297
Net unrealized gains (losses) on investments                                157,735             91,686             66,049
                                                                 ------------------ ------------------ ------------------
Increase (decrease) in net assets from operations                           224,712            144,884             79,828
                                                                 ------------------ ------------------ ------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                                525,568            312,962            212,606
Cost of insurance and administrative expenses                              (213,204)          (127,281)           (85,923)
Benefit payments                                                               (154)                 -               (154)
Surrenders and withdrawals                                                  (10,982)            (7,460)            (3,522)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                                  574,602            186,124            388,478
Other                                                                          (367)            (9,896)             9,529
                                                                 ------------------ ------------------ ------------------
Increase from principal transactions                                        875,463            354,449            521,014
                                                                 ------------------ ------------------ ------------------

Total increase in net assets                                              1,100,175            499,333            600,842

Net assets at beginning of year                                             898,865            710,996            187,869
                                                                 ------------------ ------------------ ------------------

Net assets at end of year                                                $1,999,040         $1,210,329           $788,711
                                                                 ================== ================== ==================


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      122

                          Southland Separate Account L1

                          Year ended December 31, 1999



                                                                                                       JANUS


                                                                  TOTAL                           AGGRESSIVE        WORLDWIDE
                                                                  JANUS           GROWTH            GROWTH            GROWTH
                                                               -------------- ---------------  ----------------  ----------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                      $    96,570      $   (3,490)       $   52,683        $  (23,850)
Net realized gains (losses) on investments                          2,662,533         248,417         1,836,755           147,241
Net unrealized gains (losses) on investments                        5,236,093         758,550           757,939         1,825,033
                                                               -------------- ---------------  ----------------  ----------------
Increase (decrease) in net assets from operations                   7,995,196       1,003,477         2,647,377         1,948,424
                                                               -------------- ---------------  ----------------  ----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                        6,922,624       1,525,533         1,177,003         1,318,769
Cost of insurance and administrative expenses                      (2,027,906)       (464,803)         (370,541)         (414,064)
Benefit payments                                                         (447)              -                 -              (447)
Surrenders and withdrawals                                           (107,477)        (25,257)          (43,008)          (19,306)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                          3,027,446         613,783           487,925           251,041
Other                                                                 311,227          53,770            88,867            82,161
                                                               -------------- ---------------  ----------------  ----------------
Increase from principal transactions                                8,125,467       1,703,026         1,340,246         1,218,154
                                                               -------------- ---------------  ----------------  ----------------

Total increase in net assets                                       16,120,663       2,706,503         3,987,623         3,166,578

Net assets at beginning of year                                     7,838,559       1,300,331         1,130,769         2,157,172
                                                               -------------- ---------------  ----------------  ----------------

Net assets at end of year                                         $23,959,222      $4,006,834        $5,118,392        $5,323,750
                                                               ============== ===============  ================  ================
                                                                INTERNATIONAL
                                                                    GROWTH           BALANCED
                                                               ----------------  ----------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                         $  (11,525)       $   82,752
Net realized gains (losses) on investments                              179,464           250,656
Net unrealized gains (losses) on investments                          1,137,882           756,689
                                                               ----------------  ----------------
Increase (decrease) in net assets from operations                     1,305,821         1,090,097
                                                               ----------------  ----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                            658,686         2,242,633
Cost of insurance and administrative expenses                          (184,897)         (593,601)
Benefit payments                                                              -                 -
Surrenders and withdrawals                                               (6,069)          (13,837)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                              (37,815)        1,712,512
Other                                                                    38,178            48,251
                                                               ----------------  ----------------
Increase from principal transactions                                    468,083         3,395,958
                                                               ----------------  ----------------

Total increase in net assets                                          1,773,904         4,486,055

Net assets at beginning of year                                       1,066,779         2,183,508
                                                               ----------------  ----------------

Net assets at end of year                                            $2,840,683        $6,669,563
                                                               ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                      123

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998



                                                                TOTAL                            TOTAL
                                                                 ALL            TOTAL            VIP &          TOTAL         TOTAL
                                                             SUB-ACCOUNTS       ALGER           VIP II         INVESCO        JANUS
                                                           ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                 $   506,718    $  161,233     $   190,663       $ 33,281     $ 121,541
Net realized gains (losses) on investments                       127,820        25,905          31,103          5,430        65,382
Net unrealized gains (losses)  on investments                  2,657,680       642,532       1,033,851         41,691       939,606
                                                           ------------- -------------  --------------  ------------- -------------
Increase (decrease) in net assets from operations              3,292,218       829,670       1,255,617         80,402     1,126,529
                                                           ------------- -------------  --------------  ------------- -------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                  20,624,321     1,162,046      17,385,636        261,529     1,815,110
Cost of insurance and administrative expenses                 (2,903,575)     (419,601)     (1,693,394)       (78,336)     (712,244)
Benefit payments                                                    (615)            -            (309)             -          (306)
Surrenders and withdrawals                                      (307,094)      (53,131)       (142,218)        (4,788)     (106,957)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                     (121,358)    2,273,667      (7,539,680)       497,977     4,646,678
Other                                                            (99,262)      (19,523)        (59,568)        (2,149)      (18,022)
                                                           ------------- -------------  --------------  ------------- -------------

Increase (decrease) from principal transactions               17,192,417     2,943,458       7,950,467        674,233     5,624,259
                                                           ------------- -------------  --------------  ------------- -------------

Total increase (decrease) in net assets                       20,484,635     3,773,128       9,206,084        754,635     6,750,788

Net assets at beginning of year                                4,967,015       598,098       3,136,916        144,230     1,087,771
                                                           ------------- -------------  --------------  ------------- -------------

Net assets at end of year                                    $25,451,650    $4,371,226     $12,343,000       $898,865    $7,838,559
                                                           ============= =============  ==============  ============= =============


See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      124

                          Southland Separate Account L1

                          Year ended December 31, 1998

                                                                                                 ALGER


                                                                                 AMERICAN       AMERICAN                   AMERICAN
                                                                   TOTAL          SMALL          MIDCAP       AMERICAN     LEVERAGED
                                                                   ALGER      CAPITALIZATION     GROWTH        GROWTH       ALLCAP
                                                               --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                    $  161,233         $ 46,022     $ 26,347   $   80,390      $  8,474
Net realized gains (losses) on investments                          25,905            2,686        9,274        6,653         7,292
Net unrealized gains (losses) on investments                       642,532           49,565      120,660      303,561       168,746
                                                               -----------  ---------------  ----------- ------------ ------------
Increase (decrease) in net assets from operations                  829,670           98,273      156,281      390,604       184,512
                                                               -----------  ---------------  ----------- ------------ -------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                     1,162,046          285,818      203,624      475,150       197,454
Cost of insurance and administrative expenses                     (419,601)         (97,991)     (86,531)    (160,700)      (74,379)
Benefit payments                                                         -                -            -            -             -
Surrenders and withdrawals                                         (53,131)         (15,643)     (12,779)     (17,013)       (7,696)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                      2,273,667          446,424      502,094      987,565       337,584
Other                                                              (19,523)            (774)        (889)     (15,121)       (2,739)
                                                               -----------  ---------------  ----------- ------------ ------------

Increase (decrease) from principal transactions                  2,943,458          617,834      605,519    1,269,881       450,224
                                                               -----------  ---------------  ----------- ------------ -------------

Total increase (decrease) in net assets                          3,773,128          716,107      761,800    1,660,485       634,736

Net assets at beginning of year                                    598,098          167,371      161,575      172,133        97,019
                                                               -----------  ---------------  ----------- ------------ -------------

Net assets at end of year                                       $4,371,226         $883,478     $923,375   $1,832,618      $731,755
                                                               ===========  ===============  =========== ============ =============

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      125

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                  VIP & VIP II

                                                                 TOTAL      ASSET                              MONEY
                                                             VIP & VIP II  MANAGER      GROWTH    OVERSEAS     MARKET
                                                             ----------------------- ---------------------- ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                   $   190,663  $ 12,763   $   31,973  $  2,693   $   86,673
Net realized gains (losses) on investments                          31,103    (2,166)       3,265    (1,636)           -
Net unrealized gains (losses) on investments                     1,033,851    28,383      189,989    11,290            -
                                                             ----------------------- ---------------------- ------------
Increase (decrease) in net assets from operations                1,255,617    38,980      225,227    12,347       86,673
                                                             ----------------------- ---------------------- ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                    17,385,636   150,080      324,965    91,305   14,635,587
Cost of insurance and administrative expenses                   (1,693,394)  (54,468)    (113,665)  (25,461)    (700,063
Benefit payments                                                      (309)        -            -         -            -
Surrenders and withdrawals                                        (142,218)   (6,929)     (28,566)   (3,338)     (12,212)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                      (7,539,680)  295,904      509,516    83,279  (13,025,086)
Other                                                              (59,568)   (1,306)      (4,893)   (1,025)     (31,073)
                                                             ----------------------- ---------------------- ------------

Increase (decrease) from principal transactions                  7,950,467   383,281      687,357   144,760      867,153
                                                             ----------------------- ---------------------- ------------

Total increase (decrease) in net assets                          9,206,084   422,261      912,584   157,107      953,826

Net assets at beginning of year                                  3,136,916    81,726      247,581    40,344    1,409,747
                                                             ----------------------- ---------------------- ------------

Net assets at end of year                                      $12,343,000  $503,987   $1,160,165  $197,451   $2,363,573
                                                             ======================= ====================== ============



                                                                           EQUITY-      HIGH                 INVESTMENT
                                                             INDEX 500     INCOME      INCOME   CONTRAFUND   GRADE BOND
                                                             ---------------------------------------------- ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                  $    5,101   $   16,649  $ 13,701  $   19,077     $  2,033
Net realized gains (losses) on investments                        12,724        2,172    (2,338)      8,424       10,658
Net unrealized gains (losses) on investments                     332,201       82,881   (39,195)    420,570        7,732
                                                             ---------------------------------------------- ------------
Increase (decrease) in net assets from operations                350,026      101,702   (27,832)    448,071       20,423
                                                             ---------------------------------------------- ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                     822,531      353,365   150,989     765,529       91,285
Cost of insurance and administrative expenses                   (304,160)    (127,836)  (45,807)   (294,427)     (27,507)
Benefit payments                                                       -            -         -        (309)           -
Surrenders and withdrawals                                       (54,104)      (8,634)     (229)    (28,154)         (52)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                     1,690,539      832,698   404,606   1,396,236      272,628
Other                                                            (18,689)         (66)    8,758     (10,148)      (1,126)
                                                             ---------------------------------------------- ------------

Increase (decrease) from principal transactions                2,136,117    1,049,527   518,317   1,828,727      335,228
                                                             ---------------------------------------------- ------------

Total increase (decrease) in net assets                        2,486,143    1,151,229   490,485   2,276,798      355,651

Net assets at beginning of year                                  398,159      343,120   139,077     422,943       54,219
                                                             ---------------------------------------------- ------------

Net assets at end of year                                     $2,884,302   $1,494,349  $629,562  $2,699,741     $409,870
                                                             ============================================== ============



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      126

                          Southland Separate Account L1

                          Year ended December 31, 1998


                                                                                    INVESCO


                                                                    TOTAL             EQUITY
                                                                   INVESCO            INCOME           UTILITIES
                                                              ----------------- ------------------ ------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                           $ 33,281           $ 30,933           $  2,348
Net realized gains (losses) on investments                                5,430              4,916                514
Net unrealized gains (losses) on investments                             41,691             23,002             18,689
                                                              ----------------- ------------------ ------------------
Increase (decrease) in net assets from operations                        80,402             58,851             21,551
                                                              ----------------- ------------------ ------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                            261,529            200,531             60,998
Cost of insurance and administrative expenses                           (78,336)           (61,807)           (16,529)
Benefit payments                                                              -                  -                  -
Surrenders and withdrawals                                               (4,788)            (4,417)              (371)
Net transfers among sub-accounts (including the guaranteed              497,977            377,109            120,868
   interest account in the general account)
Other                                                                    (2,149)              (272)            (1,877)
                                                              ----------------- ------------------ ------------------

Increase (decrease) from principal transactions                         674,233            511,144            163,089
                                                              ----------------- ------------------ ------------------

Total increase (decrease) in net assets                                 754,635            569,995            184,640

Net assets at beginning of year                                         144,230            141,001              3,229
                                                              ----------------- ------------------ ------------------

Net assets at end of year                                              $898,865           $710,996           $187,869
                                                              ================= ================== ==================

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      127

                          Southland Separate Account L1

                          Year ended December 31, 1998




                                                                                                                  JANUS


                                                                 Total                         Aggressive        Worldwide
                                                                 Janus           Growth          Growth           Growth
                                                            --------------- ---------------- ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                     $  121,541       $   30,825      $   (4,426)      $   40,612
Net realized gains (losses) on investments                           65,382           30,199           4,969           21,777
Net unrealized gains (losses) on investments                        939,606          189,068         227,403          208,893
                                                            --------------- ---------------- ---------------  ---------------
Increase (decrease) in net assets from operations                 1,126,529          250,092         227,946          271,282
                                                            --------------- ---------------- ---------------  ---------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                      1,815,110          426,022         322,364          490,342
Cost of insurance and administrative expenses                      (712,244)        (167,261)       (104,466)        (187,471)
Benefit payments                                                       (306)            (306)              -                -
Surrenders and withdrawals                                         (106,957)         (34,731)         (6,451)         (63,558)
Net transfers among sub-accounts (including the guaranteed        4,646,678          581,280         602,530        1,168,578
   interest account in the general account)
Other                                                               (18,022)          (3,705)         (6,883)          (4,546)
                                                            --------------- ---------------- ---------------  ---------------

Increase (decrease) from principal transactions                   5,624,259          801,299         807,094        1,403,345
                                                            --------------- ---------------- ---------------  ---------------

Total increase (decrease) in net assets                           6,750,788        1,051,391       1,035,040        1,674,627

Net assets at beginning of year                                   1,087,771          248,940          95,729          482,545
                                                            --------------- ---------------- ---------------  ---------------

Net assets at end of year                                        $7,838,559       $1,300,331      $1,130,769       $2,157,172
                                                            =============== ================ ===============  ===============

                                                             International                      Short-Term
                                                                Growth          Balanced           Bond
                                                            ---------------  --------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                     $    9,935       $   40,905         $  3,690
Net realized gains (losses) on investments                            2,697            9,053           (3,313)
Net unrealized gains (losses) on investments                         41,449          271,281            1,512
                                                            ---------------  --------------- ----------------
Increase (decrease) in net assets from operations                    54,081          321,239            1,889
                                                            ---------------  --------------- ----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                        200,143          367,935            8,304
Cost of insurance and administrative expenses                       (98,915)        (151,467)          (2,664)
Benefit payments                                                          -                -                -
Surrenders and withdrawals                                           (1,162)          (1,055)               -
Net transfers among sub-accounts (including the guaranteed          755,641        1,556,845          (18,196)
   interest account in the general account)
Other                                                                 2,053           (4,471)            (470)
                                                            ---------------  --------------- ----------------

Increase (decrease) from principal transactions                     857,760        1,767,787          (13,026)
                                                            ---------------  --------------- ----------------

Total increase (decrease) in net assets                             911,841        2,089,026          (11,137)

Net assets at beginning of year                                     154,938           94,482           11,137
                                                            ---------------  --------------- ----------------

Net assets at end of year                                        $1,066,779       $2,183,508         $      -
                                                            ===============  =============== ================



See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                      128

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1997


                                                           TOTAL                          TOTAL
                                                            ALL        TOTAL              VIP &        TOTAL        TOTAL
                                                        SUB-ACCOUNTS   ALGER             VIP II       INVESCO       JANUS
                                                     -------------- ------------  -------------- ------------ ----------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                             $   33,887     $ (1,218)     $   20,950     $  9,534   $    4,621
Net realized gains (losses) on investments                   18,964        4,877           6,680          604        6,803
Net unrealized gains (losses) on investments                118,688       26,112          69,730       (1,884)      24,730
                                                     -------------- ------------  -------------- ------------ ------------
Increase (decrease) in net assets from operations           171,539       29,771          97,360        8,254       36,154
                                                     -------------- ------------  -------------- ------------ ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                              5,248,437      102,293       4,858,995       34,087      253,062
Cost of insurance and administrative expenses              (437,265)     (55,276)       (304,785)      (8,313)     (68,891)
Surrenders                                                   (1,357)        (346)           (677)          (8)        (326)
Net transfers among sub-accounts (including
   the guaranteed interest account in the general
   account)                                                 (14,339)     521,656      (1,513,977)     110,210      867,772
                                                     -------------- ------------  -------------- ------------ ------------

Increase from principal transactions                      4,795,476      568,327       3,039,556      135,976    1,051,617
                                                     -------------- ------------  -------------- ------------ ------------

Total increase in net assets                              4,967,015      598,098       3,136,916      144,230    1,087,771

Net assets at beginning of year                                   -            -               -            -            -
                                                     -------------- ------------  -------------- ------------ ------------

Net assets at end of year                                $4,967,015     $598,098      $3,136,916     $144,230   $1,087,771
                                                     ============== ============  ============== ============ ============

See accompanying notes.


--------------------------------------------------------------------------------
Future Dimensions                      129

                          Southland Separate Account L1

                          Year ended December 31, 1997



                                                                                                      ALGER

                                                                                   AMERICAN         AMERICAN                AMERICAN
                                                                       TOTAL         SMALL            MIDCAP    AMERICAN   LEVERAGED
                                                                       ALGER     CAPITALIZATION       GROWTH     GROWTH       ALLCAP
                                                                   ----------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                          $ (1,218)       $   (231)    $   (493)   $    (51)    $  (443)
Net realized gains (losses) on investments                               4,877             988        1,017       1,571       1,301
Net unrealized gains (losses) on investments                            26,112           7,706        1,036       9,623       7,747
                                                                   -----------  --------------  ----------- ----------- -----------
Increase (decrease) in net assets from operations                       29,771           8,463        1,560      11,143       8,605
                                                                   -----------  --------------  ----------- ----------- -----------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                           102,293          19,354       41,846      21,286      19,807
Cost of insurance and administrative expenses                          (55,276)        (14,992)     (12,080)    (17,070)    (11,134)
Surrenders                                                                (346)           (127)         (23)       (180)        (16)
Net transfers among divisions (including the guaranteed interest
   account in the general account)                                     521,656         154,673      130,272     156,954      79,757
                                                                   -----------  --------------  ----------- ----------- -----------

Increase from principal transactions                                   568,327         158,908      160,015     160,990      88,414
                                                                   -----------  --------------  ----------- ----------- -----------

Total increase in net assets                                           598,098         167,371      161,575     172,133      97,019

Net assets at beginning of year                                              -               -            -           -           -
                                                                   -----------  --------------  ----------- ----------- -----------

Net assets at end of year                                             $598,098        $167,371     $161,575    $172,133     $97,019
                                                                   ===========  ==============  =========== =========== ===========

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      130

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                                              VIP & VIP II


                                                          TOTAL         ASSET                               MONEY
                                                      VIP & VIP II     MANAGER     GROWTH    OVERSEAS      MARKET      INDEX 500

                                                      -------------- ---------------------------------- ----------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                              $   20,950      $  (142) $   (322)    $   (65)   $   24,598     $   (710)
Net realized gains (losses) on investments                     6,680          238       199          (3)            -        2,043
Net unrealized gains (losses) on investments                  69,730        2,096     2,921        (618)            -       17,360
                                                      -------------- ---------------------------------- ----------------------------
Increase (decrease) in net assets from operations             97,360        2,192     2,798        (686)       24,598       18,693
                                                      -------------- ---------------------------------- ----------------------------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                                               4,858,995       28,701    13,829       8,799     4,552,361       80,172
Cost of insurance and administrative expenses               (304,785)      (3,199)   (8,783)     (2,955)     (215,522)     (16,744)
Surrenders                                                      (677)         (16)      (16)          -             -          (58)
Net transfers among sub-accounts (including the
  guaranteed interest account in the general
  account                                                 (1,513,977)      54,048   239,753      35,186    (2,951,690)     316,096
                                                      -------------- ---------------------------------- ----------------------------

Increase from principal transactions                       3,039,556       79,534   244,783      41,030     1,385,149      379,466
                                                      -------------- ---------------------------------- ----------------------------

Total increase in net assets                               3,136,916       81,726   247,581      40,344     1,409,747      398,159

Net assets at beginning of year                                    -            -         -           -             -            -
                                                      -------------- ---------------------------------- ----------------------------

Net assets at end of year                                 $3,136,916      $81,726  $247,581     $40,344    $1,409,747     $398,159
                                                      ============== ================================== ============================

                                                       EQUITY-        HIGH                  INVESTMENT
                                                       INCOME        INCOME    CONTRAFUND      GRADE
                                                                                               BOND
                                                      ----------- ------------------------- -----------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                             $   (431)    $   (398)    $ (1,381)     $ (199)
Net realized gains (losses) on investments                    660          817        2,545         181
Net unrealized gains (losses) on investments                9,223        7,284       28,977       2,487
                                                      ----------- ------------------------- -----------
Increase (decrease) in net assets from operations           9,452        7,703       30,141       2,469
                                                      ----------- ------------------------- -----------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                                               26,271       49,548       80,795      18,519
Cost of insurance and administrative expenses              (7,481)      (9,095)     (35,811)     (5,195)
Surrenders                                                     (8)           -         (579)          -
Net transfers among sub-accounts (including the
  guaranteed interest account in the general
  account                                                 314,886       90,921      348,397      38,426
                                                      ----------- ------------------------- -----------

Increase from principal transactions                      333,668      131,374      392,802      51,750
                                                      ----------- ------------------------- -----------

Total increase in net assets                              343,120      139,077      422,943      54,219

Net assets at beginning of year                                 -            -            -           -
                                                      ----------- ------------------------- -----------

Net assets at end of year                                $343,120     $139,077     $422,943     $54,219
                                                      =========== ========================= ===========



See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      131

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                         INVESCO


                                                                          Total         Industrial
                                                                         INVESCO          Income         Utilities
                                                                      --------------  --------------- ---------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                                $  9,534         $  9,466          $   68
Net realized gains (losses) on investments                                       604              592              12
Net unrealized gains (losses) on investments                                  (1,884)          (2,062)            178
                                                                      --------------  --------------- ---------------
Increase (decrease) in net assets from operations                              8,254            7,996             258
                                                                      --------------  --------------- ---------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                                  34,087           32,647           1,440
Cost of insurance and administrative expenses                                 (8,313)          (7,681)           (632)
Surrenders                                                                        (8)               -              (8)
Net transfers among sub-accounts (including the guaranteed interest
account in the general account)                                              110,210          108,039           2,171
                                                                      --------------  --------------- ---------------

Increase from principal transactions                                         135,976          133,005           2,971
                                                                      --------------  --------------- ---------------

Total increase in net assets                                                 144,230          141,001           3,229

Net assets at beginning of year                                                    -                -               -

Net assets at end of year                                                   $144,230         $141,001          $3,229
                                                                      ==============  =============== ===============

See accompanying notes.



--------------------------------------------------------------------------------
Future Dimensions                      132

                          Southland Separate Account L1

                          Year ended December 31, 1997




                                                                                                                  JANUS


                                                                 TOTAL                           AGGRESSIVE       WORLDWIDE
                                                                 JANUS           GROWTH            GROWTH           GROWTH
                                                             -------------- ----------------  ---------------- ----------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                     $    4,621         $  1,600           $  (240)        $  1,036
Net realized gains (losses) on investments                            6,803            2,977             1,170            1,592
Net unrealized gains (losses) on investments                         24,730            6,871             6,573           11,707
                                                             -------------- ----------------  ---------------- ----------------
Increase (decrease) in net assets from operations                    36,154           11,448             7,503           14,335
                                                             -------------- ----------------  ---------------- ----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                        253,062           70,041            28,978           98,303
Cost of insurance and administrative expenses                       (68,891)         (21,920)          (10,113)         (25,436)
Surrenders                                                             (326)            (246)              (16)             (64)
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                         867,772          189,617            69,377          395,407
                                                             -------------- ----------------  ---------------- ----------------

Increase from principal transactions                              1,051,617          237,492            88,226          468,210
                                                             -------------- ----------------  ---------------- ----------------

Total increase in net assets                                      1,087,771          248,940            95,729          482,545

Net assets at beginning of year                                           -                -                 -                -
                                                             -------------- ----------------  ---------------- ----------------

Net assets at end of year                                        $1,087,771         $248,940           $95,729         $482,545
                                                             ============== ================  ================ ================

                                                              INTERNATIONAL                        SHORT-TERM
                                                                  GROWTH          BALANCED            BOND
                                                             ---------------- ----------------- -----------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                         $    (71)          $   641           $ 1,655
Net realized gains (losses) on investments                                983                75                 6
Net unrealized gains (losses) on investments                           (1,597)            2,688            (1,512)
                                                             ---------------- ----------------- -----------------
Increase (decrease) in net assets from operations                        (685)            3,404               149
                                                             ---------------- ----------------- -----------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                           36,942            18,703                95
Cost of insurance and administrative expenses                          (7,255)           (3,564)             (603)
Surrenders                                                                  -                 -                 -
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                           125,936            75,939            11,496
                                                             ---------------- ----------------- -----------------

Increase from principal transactions                                  155,623            91,078            10,988
                                                             ---------------- ----------------- -----------------

Total increase in net assets                                          154,938            94,482            11,137

Net assets at beginning of year                                             -                 -                 -
                                                             ---------------- ----------------- -----------------

Net assets at end of year                                            $154,938           $94,482           $11,137
                                                             ================ ================= =================



See accompanying notes.




--------------------------------------------------------------------------------
Future Dimensions                      133

                          Southland Separate Account L1

                          Notes to Financial Statements

                                December 31, 1999


NOTE A. ORGANIZATION

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account was inactive prior to January 31, 1997, except for matters relating to its organization as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life (Future Dimensions) policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1999, the Separate Account consisted of twenty investment sub-accounts available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("fund"). The funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

The Alger American Fund (Alger):
    American Small Capitalization
    American MidCap Growth
    American Growth
    American Leveraged AllCap

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
     VIP II Asset Manager
     VIP Growth
     VIP Overseas
     VIP Money Market
     VIP II Index 500
     VIP Equity-Income
     VIP High Income
     VIP II Contrafund
     VIP II Investment Grade Bond

--------------------------------------------------------------------------------
Future Dimensions                      134

                          Southland Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

INVESCO Variable Investment Funds, Inc. (INVESCO):
     Equity Income (formerly known as "Industrial Income")
     Utilities

Janus Aspen Series Funds (Janus):
     Growth
     Aggressive Growth
     Worldwide Growth
     International Growth
     Balanced

The Future Dimensions policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Future Dimensions product also provides the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's General Account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Effective May 1, 1998, the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Fund no longer accepted any new investments. The Securities and Exchange Commission issued a substitution order and on September 28, 1998, shares of the Fidelity VIP Money Market Fund were exchanged for Janus Aspen Series Short-Term Bond Fund shares.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Future Dimensions                      135

                          Southland Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions policies, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1999, 1998 and 1997 were $364,009, $119,686 and $13,332, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.


--------------------------------------------------------------------------------
Future Dimensions                      136

                          Southland Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1999, 1998 and 1997 were $6,549,885, $2,903,575 and $437,265, respectively.
Dividends made by the funds are reinvested in the funds.

The following is a summary of Fund shares owned as of December 31, 1999:


                                                             NUMBER         NET ASSET         VALUE
                                                               OF             VALUE         OF SHARES         COST OF
FUND                                                         SHARES         AT MARKET       AT MARKET         SHARES
------------------------------------------------------  ----------------- -------------- ----------------  -------------


The Alger American Fund:
   American Small Capitalization                             34,654.379          $55.15     $ 1,911,189      $ 1,446,219
   American MidCap Growth                                    56,921.036          $32.23       1,834,565        1,483,865
   American Growth                                           69,584.840          $64.38       4,479,872        3,687,174
   American Leveraged AllCap                                 49,888.287          $57.97       2,892,024        1,992,232

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
   VIP  II Asset Manager                                     47,780.129          $18.67         892,055          834,970
   VIP Growth                                                55,445.440          $54.93       3,045,618        2,345,240
   VIP Overseas                                              17,427.332          $27.44         478,206          355,507
   VIP Money Market                                       5,047,949.000           $1.00       5,047,949        5,047,949
   VIP II Index 500                                          39,186.034         $167.41       6,560,134        5,427,832
   VIP Equity-Income                                         97,702.373          $25.71       2,511,928        2,409,941
   VIP High Income                                           92,333.952          $11.31       1,044,297        1,048,363
   VIP II Contrafund                                        205,654.031          $29.15       5,994,815        4,783,263
   VIP II Investment Grade Bond                              59,874.589          $12.16         728,075          741,201

INVESCO Variable Investment Funds, Inc.:
   Equity Income                                             56,907.615          $21.01       1,195,629        1,083,003
   Utilities                                                 37,560.229          $20.97         787,638          702,722

Janus Aspen Series Funds:
   Growth                                                   118,229.302          $33.65       3,978,416        3,023,926
   Aggressive Growth                                         84,554.347          $59.69       5,047,050        4,055,135
   Worldwide Growth                                         110,252.691          $47.75       5,264,566        3,218,933
   International Growth                                      72,823.248          $38.67       2,816,075        1,638,342
   Balanced                                                 236,824.499          $27.92       6,612,140        5,581,483
                                                                                        ---------------  ---------------

Total                                                                                       $63,122,241      $50,907,300
                                                                                        ===============  ===============


--------------------------------------------------------------------------------
Future Dimensions                      137

                          Southland Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:



                                                          BEGINNING                                            END
FUND                                                       OF YEAR       PURCHASES          SALES            OF YEAR
------------------------------------------------------  ------------- ---------------  ----------------  ---------------

The Alger American Fund:
   American Small Capitalization                          $   823,924     $   825,955      $   (203,660)     $ 1,446,219
   American MidCap Growth                                     802,289         953,090          (271,514)       1,483,865
   American Growth                                          1,507,768       3,319,494        (1,140,088)       3,687,174
   American Leveraged AllCap                                  555,761       1,838,565          (402,094)       1,992,232

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
   VIP  II Asset Manager                                      473,592         678,507          (317,129)         834,970
   VIP Growth                                                 965,803       1,616,620          (237,183)       2,345,240
   VIP Overseas                                               186,648         227,208           (58,349)         355,507
   VIP Money Market                                         2,150,214      15,166,614       (12,268,879)       5,047,949
   VIP II Index 500                                         2,528,232       3,344,138          (444,538)       5,427,832
   VIP Equity-Income                                        1,400,500       1,301,224          (291,783)       2,409,941
   VIP High Income                                            661,323         632,166          (245,126)       1,048,363
   VIP II Contrafund                                        2,247,256       3,088,063          (552,056)       4,783,263
   VIP II Investment Grade Bond                               399,984         546,152          (204,935)         741,201

INVESCO Variable Investment Funds, Inc.:
   Equity Income                                              690,059         572,001          (179,057)       1,083,003
   Utilities                                                  168,860         592,997           (59,135)         702,722

Janus Aspen Series Funds:
   Growth                                                   1,102,020       2,594,606          (672,700)       3,023,926
   Aggressive Growth                                          896,998       5,490,433        (2,332,296)       4,055,135
   Worldwide Growth                                         1,936,293       1,652,387          (369,747)       3,218,933
   International Growth                                     1,027,251       1,036,570          (425,479)       1,638,342
   Balanced                                                 1,901,160       4,666,548          (986,225)       5,581,483
                                                        ------------- ---------------  ----------------  ---------------

Total                                                     $22,425,935     $50,143,338      ($21,661,973)     $50,907,300
                                                        ============= ===============  ================  ===============


Aggregate proceeds from sales of investments for the year ended December 31, 1999 were $25,051,400.

--------------------------------------------------------------------------------
Future Dimensions                      138

                          Southland Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The Future Dimensions policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Future Dimensions policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a loan Guaranteed Interest Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest Account is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.








--------------------------------------------------------------------------------
Future Dimensions                      139

                          Southland Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1999:


                                                                                           (DECREASE)
                                                                           INCREASE           FOR
                                                         OUTSTANDING         FOR          WITHDRAWALS      OUTSTANDING
                                                         AT BEGINNING      PAYMENTS        AND OTHER          AT END
SUB-ACCOUNT                                                OF YEAR         RECEIVED        DEDUCTIONS        OF YEAR
------------------------------------------------------  -------------- ---------------- ----------------  --------------

The Alger American Fund:
  American Small Capitalization                             71,702.588       57,637.460     (19,227.980)     110,112.068
  American MidCap Growth                                    61,552.437       53,663.692     (20,724.499)      94,491.630
  American Growth                                           96,519.612      153,296.175     (69,230.848)     180,584.939
  American Leveraged AllCap                                 39,281.333       78,180.937     (28,100.721)      89,361.549

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
  VIP  II Asset Manager                                     35,040.789       48,638.027     (27,085.455)      56,593.361
  VIP Growth                                                67,213.256       78,969.425     (15,455.570)     130,727.111
  VIP Overseas                                              15,284.198       18,894.457      (7,832.409)      26,346.246
  VIP Money Market                                         194,464.915    1,713,763.106  (1,470,502.269)     437,725.752
  VIP II Index 500                                         159,598.401      175,786.128     (29,147.426)     306,237.103
  VIP Equity-Income                                        100,106.288       83,760.337     (22,964.808)     160,901.817
  VIP High Income                                           55,875.183       51,760.130     (20,884.139)      86,751.174
  VIP II Contrafund                                        157,136.563      170,176.289     (40,412.954)     286,899.898
  VIP II Investment Grade Bond                              34,341.076       48,202.344     (20,269.667)      62,273.753

INVESCO Variable Investment Funds, Inc.:
  Equity Income                                             49,352.422       39,623.897     (14,896.702)      74,079.617
  Utilities                                                 11,674.130       35,720.305      (5,764.848)      41,629.587

Janus Aspen Series Funds:
  Growth                                                    77,638.452      139,848.728     (49,410.398)     168,076.782
  Aggressive Growth                                         78,750.742      242,015.598    (161,125.993)     159,640.347
  Worldwide Growth                                         133,217.360       99,139.359     (30,465.535)     201,891.184
  International Growth                                      73,359.684       69,642.489     (34,820.696)     108,181.477
  Balanced                                                 131,276.187      258,472.945     (69,098.298)     320,650.834




--------------------------------------------------------------------------------
Future Dimensions                      140

                          Southland Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1998:


                                                                                           (DECREASE)
                                                                           INCREASE           FOR
                                                         OUTSTANDING         FOR          WITHDRAWALS      OUTSTANDING
                                                         AT BEGINNING      PAYMENTS        AND OTHER          AT END
SUB-ACCOUNT                                                OF YEAR         RECEIVED        DEDUCTIONS        OF YEAR
------------------------------------------------------  -------------- ---------------- ----------------  --------------

The Alger American Fund:
  American Small Capitalization                             15,602.470       66,203.578     (10,103.460)      71,702.588
  American MidCap Growth                                    13,909.250       55,156.739      (7,513.552)      61,552.437
  American Growth                                           13,399.380       94,364.654     (11,244.422)      96,519.612
  American Leveraged AllCap                                  8,148.770       36,679.921      (5,547.358)      39,281.333

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
  VIP  II Asset Manager                                      6,482.680       33,107.305      (4,549.196)      35,040.789
  VIP Growth                                                19,868.310       56,789.233      (9,444.287)      67,213.256
  VIP Overseas                                               3,494.450       14,053.495      (2,263.747)      15,284.198
  VIP Money Market                                         115,644.200    1,334,612.678  (1,255,791.963)     194,464.915
  VIP II Index 500                                          28,102.340      153,812.513     (22,316.452)     159,598.401
  VIP Equity-Income                                         25,474.830       84,172.610      (9,541.152)     100,106.288
  VIP High Income                                           11,714.000       48,130.308      (3,969.125)      55,875.183
  VIP II Contrafund                                         31,768.100      146,734.981     (21,366.518)     157,136.563
  VIP II Investment Grade Bond                               4,900.060       31,738.917      (2,297.901)      34,341.076

INVESCO Variable Investment Funds, Inc.:
  Equity Income                                             11,223.700       43,201.975      (5,073.253)      49,352.422
  Utilities                                                    250.460       12,714.459      (1,290.789)      11,674.130

Janus Aspen Series Funds:
  Growth                                                    20,034.700       71,997.593     (14,393.841)      77,638.452
  Aggressive Growth                                          8,875.280       79,190.451      (9,314.989)      78,750.742
  Worldwide Growth                                          38,107.830      111,570.199     (16,460.669)     133,217.360
  International Growth                                      12,384.220       68,300.451      (7,324.987)      73,359.684
  Balanced                                                   7,592.840      134,182.102     (10,498.755)     131,276.187
  Short-Term Bond                                            1,034.550          739.743      (1,774.293)               -








--------------------------------------------------------------------------------
Future Dimensions                      141

                          Southland Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1997:


                                                                                          (DECREASE)
                                                                           INCREASE           FOR
                                                         OUTSTANDING         FOR          WITHDRAWALS      OUTSTANDING
                                                         AT BEGINNING      PAYMENTS        AND OTHER         AT END
SUB-ACCOUNT                                                OF YEAR         RECEIVED       DEDUCTIONS         OF YEAR
------------------------------------------------------  -------------- ---------------- ---------------  ---------------

The Alger American Fund:
  American Small Capitalization                               -              15,614.280        (11.810)       15,602.470
  American MidCap Growth                                      -              13,911.240         (1.990)       13,909.250
  American Growth                                             -              13,413.360        (13.980)       13,399.380
  American Leveraged AllCap                                   -               8,150.060         (1.290)        8,148.770

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
  VIP  II Asset Manager                                       -               6,483.960         (1.280)        6,482.680
  VIP Growth                                                  -              19,869.540         (1.230)       19,868.310
  VIP Overseas                                                -               3,494.450               -        3,494.450
  VIP Money Market                                            -             418,912.020   (303,267.820)      115,644.200
  VIP II Index 500                                            -              28,106.580         (4.240)       28,102.340
  VIP Equity-Income                                           -              25,475.490          (.660)       25,474.830
  VIP High Income                                             -              11,714.000               -       11,714.000
  VIP II Contrafund                                           -              31,812.080        (43.980)       31,768.100
  VIP II Investment Grade Bond                                -               4,900.060               -        4,900.060

INVESCO Variable Investment Funds, Inc.:
  Industrial Income                                           -              11,223.710          (.010)       11,223.700
  Utilities                                                   -                 251.170          (.710)          250.460

Janus Aspen Series Funds:
  Growth                                                      -              20,054.580        (19.880)       20,034.700
  Aggressive Growth                                           -               8,876.800         (1.520)        8,875.280
  Worldwide Growth                                            -              38,113.040         (5.210)       38,107.830
  International Growth                                        -              12,384.220               -       12,384.220
  Balanced                                                    -               7,592.840               -        7,592.840
  Short-Term Bond                                             -               1,034.550               -        1,034.550










--------------------------------------------------------------------------------
Future Dimensions                      142

                          Southland Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1999 consisted of the following:


                                                                             ACCUMULATED        NET
                                                                            NET REALIZED     UNREALIZED
                                                             ACCUMULATED        GAINS          GAINS
                                             PRINCIPAL       INVESTMENT      (LOSSES) ON    (LOSSES) ON
SUB-ACCOUNT                                 TRANSACTIONS       INCOME        INVESTMENTS    INVESTMENTS      NET ASSETS
----------------------------------------- ---------------- --------------- --------------- --------------  --------------

The Alger American Fund:
   American Small Capitalization               $ 1,274,505      $  177,043      $    5,542    $   464,970     $ 1,922,060
   American MidCap Growth                        1,289,879         178,529          33,035        350,700       1,852,143
   American Growth                               3,198,001         294,207         227,685        792,698       4,512,591
   American Leveraged AllCap                     1,717,839          62,372         257,622        899,792       2,937,625

Fidelity Variable Insurance Products (VIP &
VIP II) Funds:
   VIP  II Asset Manager                           783,028          52,606           2,932         57,085         895,651
   VIP Growth                                    2,174,916         154,417          37,757        700,378       3,067,468
   VIP Overseas                                    347,376           9,048           1,321        122,699         480,444
   VIP Money Market                              4,810,086         230,632               -              -       5,040,718
   VIP II Index 500                              5,361,968          16,185          79,961      1,132,302       6,590,416
   VIP Equity-Income                             2,325,687          76,113          22,512        101,987       2,526,299
   VIP High Income                               1,018,574          71,195         (38,976)        (4,066)      1,046,727
   VIP II Contrafund                             4,617,512         100,746         129,276      1,211,552       6,059,086
   VIP II Investment Grade Bond                    716,354          20,106           5,589        (13,126)        728,923

INVESCO Variable Investment Funds, Inc.:
   Equity Income                                 1,021,786          50,503          25,414        112,626       1,210,329
    Utilities                                      687,074           4,898          11,823         84,916         788,711

Janus Aspen Series Funds:
   Growth                                        2,741,818          28,933         281,593        954,490       4,006,834
   Aggressive Growth                             2,235,567          48,017       1,842,894        991,914       5,118,392
   Worldwide Growth                              3,089,710          17,797         170,610      2,045,633       5,323,750
   International Growth                          1,481,469          (1,663)        183,144      1,177,733       2,840,683
   Balanced                                      5,254,823         124,299         259,784      1,030,657       6,669,563
                                          ---------------- --------------- --------------- --------------  --------------

Total                                          $46,147,972      $1,715,983      $3,539,518    $12,214,940     $63,618,413
                                          ================ =============== =============== ==============  ==============


--------------------------------------------------------------------------------
Future Dimensions                      143

                                   APPENDIX A

                         DEATH BENEFIT CORRIDOR FACTORS


Attained                          Attained                          Attained                          Attained
   Age             Factor            Age             Factor           Age             Factor            Age             Factor
   ---            -------            ---            -------           ---            -------            ---             ------

    0              2.50              25              2.50              50              1.85              75             1.05
    1              2.50              26              2.50              51              1.78              76             1.05
    2              2.50              27              2.50              52              1.71              77             1.05
    3              2.50              28              2.50              53              1.64              78             1.05
    4              2.50              29              2.50              54              1.57              79             1.05

    5              2.50              30              2.50              55              1.50              80             1.05
    6              2.50              31              2.50              56              1.46              81             1.05
    7              2.50              32              2.50              57              1.42              82             1.05
    8              2.50              33              2.50              58              1.38              83             1.05
    9              2.50              34              2.50              59              1.34              84             1.05

   10              2.50              35              2.50              60              1.30              85             1.05
   11              2.50              36              2.50              61              1.28              86             1.05
   12              2.50              37              2.50              62              1.26              87             1.05
   13              2.50              38              2.50              63              1.24              88             1.05
   14              2.50              39              2.50              64              1.22              89             1.05

   15              2.50              40              2.50              65              1.20              90             1.05
   16              2.50              41              2.43              66              1.19              91             1.04
   17              2.50              42              2.36              67              1.18              92             1.03
   18              2.50              43              2.29              68              1.17              93             1.02
   19              2.50              44              2.22              69              1.16              94             1.01

   20              2.50              45              2.15              70              1.15              95             1.00
   21              2.50              46              2.09              71              1.13              96             1.00
   22              2.50              47              2.03              72              1.11              97             1.00
   23              2.50              48              1.97              73              1.09              98             1.00
   24              2.50              49              1.91              74              1.07              99             1.00

                                                                                                        100+            1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.




--------------------------------------------------------------------------------
Future Dimensions                      144

                                   APPENDIX B

                             PERFORMANCE INFORMATION


The following hypothetical illustrations demonstrate how the actual investment experience of each subaccount of the separate account affects the account value minus any surrender charge, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, received at the beginning of each year, for a hypothetical policy with a $250,000 face amount, death benefit option A, issued to a preferred, nonsmoker male, age 45. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the account value minus any surrender charge, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 44. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 55.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.







--------------------------------------------------------------------------------
Future Dimensions                      145

                           HYPOTHETICAL ILLUSTRATIONS


Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------


ALGER AMERICAN GROWTH PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            4.14%                1,153             3,123        250,000
12/31/91           40.39%                6,755             8,975        250,000
12/31/92           12.38%                9,412            13,562        250,000
12/31/93           22.47%               16,263            20,413        250,000
12/31/94            1.45%               19,589            23,739        250,000
12/31/95           36.37%               32,446            36,596        250,000
12/31/96           13.35%               40,681            44,831        250,000
12/31/97           25.75%               55,992            60,142        250,000
12/31/98           48.07%               89,524            93,674        250,000
12/31/99           33.74%              125,644           129,103        304,682


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           12.04%                1,431             3,401        250,000
12/31/97           19.68%                5,690             7,910        250,000
12/31/98           57.83%               13,436            17,586        250,000
12/31/99           78.06%               32,906            37,056        250,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           -1.54%                  954             2,924        250,000
12/31/95           44.45%                6,744             8,964        250,000
12/31/96           11.90%                9,339            13,489        250,000
12/31/97           15.01%               14,905            19,055        250,000
12/31/98           30.30%               24,722            28,872        250,000
12/31/99           31.85%               37,948            42,098        250,000


The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      146

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.71%                1,314             3,284        250,000
12/31/91           57.54%                8,166            10,386        250,000
12/31/92            3.55%                9,761            13,911        250,000
12/31/93           13.28%               15,087            19,237        250,000
12/31/94           -4.38%               17,079            21,229        250,000
12/31/95           44.31%               31,005            35,155        250,000
12/31/96            4.18%               35,520            39,670        250,000
12/31/97           11.39%               43,348            47,498        250,000
12/31/98           15.53%               54,290            58,440        250,000
12/31/99           43.42%               84,828            88,286        250,000

FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90          -15.29%                  475             2,445        250,000
12/31/91           31.44%                5,265             7,485        250,000
12/31/92           16.89%                8,243            12,393        250,000
12/31/93           18.29%               14,173            18,323        250,000
12/31/94            7.07%               18,705            22,855        250,000
12/31/95           35.09%               30,910            35,060        250,000
12/31/96           14.28%               39,306            43,456        250,000
12/31/97           28.11%               55,379            59,529        250,000
12/31/98           11.63%               65,661            69,811        250,000
12/31/99            6.33%               73,892            77,351        250,000


The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      147

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



FIDELITY VIP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90          -11.73%                  599             2,569        250,000
12/31/91           45.51%                6,299             8,519        250,000
12/31/92            9.32%                8,533            12,683        250,000
12/31/93           19.37%               14,689            18,839        250,000
12/31/94           -0.02%               17,673            21,823        250,000
12/31/95           35.36%               29,591            33,741        250,000
12/31/96           14.71%               37,966            42,116        250,000
12/31/97           23.48%               51,562            55,712        250,000
12/31/98           39.49%               77,917            82,067        250,000
12/31/99           37.44%              113,419           116,877        275,830

FIDELITY VIP HIGH INCOME
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -2.23%                  930             2,900        250,000
12/31/91           35.08%                6,097             8,317        250,000
12/31/92           23.17%                9,956            14,106        250,000
12/31/93           20.40%               16,561            20,711        250,000
12/31/94           -1.64%               19,143            23,293        250,000
12/31/95           20.72%               27,651            31,801        250,000
12/31/96           14.03%               35,513            39,663        250,000
12/31/97           17.67%               46,045            50,195        250,000
12/31/98           -4.33%               46,728            50,878        250,000
12/31/99            8.15%               54,853            58,312        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      148

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



FIDELITY VIP MONEY MARKET PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.04%                1,290             3,260        250,000
12/31/91            6.09%                4,591             6,811        250,000
12/31/92            3.90%                6,114            10,264        250,000
12/31/93            3.23%                9,591            13,741        250,000
12/31/94            4.25%               13,338            17,488        250,000
12/31/95            5.87%               17,564            21,714        250,000
12/31/96            5.41%               21,899            26,049        250,000
12/31/97            5.51%               26,517            30,667        250,000
12/31/98            5.46%               31,494            35,644        250,000
12/31/99            5.17%               37,294            40,752        250,000

FIDELITY VIP OVERSEAS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -1.67%                  950             2,920        250,000
12/31/91            8.00%                4,356             6,576        250,000
12/31/92          -10.72%                4,395             8,545        250,000
12/31/93           37.35%               11,951            16,101        250,000
12/31/94            1.72%               15,290            19,440        250,000
12/31/95            9.74%               20,507            24,657        250,000
12/31/96           13.15%               27,161            31,311        250,000
12/31/97           11.56%               34,143            38,293        250,000
12/31/98           12.81%               42,571            46,721        250,000
12/31/99           42.55%               67,670            71,128        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      149

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



FIDELITY VIP II ASSET MANAGER PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            6.72%                1,244             3,214        250,000
12/31/91           22.56%                5,664             7,884        250,000
12/31/92           11.71%                8,115            12,265        250,000
12/31/93           21.23%               14,486            18,636        250,000
12/31/94           -6.09%               16,130            20,280        250,000
12/31/95           16.96%               23,139            27,289        250,000
12/31/96           14.60%               30,569            34,719        250,000
12/31/97           20.65%               41,395            45,545        250,000
12/31/98           15.05%               51,810            55,960        250,000
12/31/99           11.09%               62,069            65,527        250,000

FIDELITY VIP II CONTRAFUND PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           21.22%                1,755             3,725        250,000
12/31/97           24.14%                6,402             8,622        250,000
12/31/98           29.98%               11,159            15,309        250,000
12/31/99           24.25%               18,726            22,876        250,000

FIDELITY VIP II INDEX 500 PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/93            9.74%                1,350             3,320        250,000
12/31/94            1.04%                4,305             6,525        250,000
12/31/95           37.19%                9,175            13,325        250,000
12/31/96           22.82%               16,033            20,183        250,000
12/31/97           32.82%               26,781            30,931        250,000
12/31/98           28.31%               39,433            43,583        250,000
12/31/99           20.51%               51,920            56,070        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      150

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            6.21%                1,226             3,196        250,000
12/31/91           16.38%                5,222             7,442        250,000
12/31/92            6.65%                7,068            11,218        250,000
12/31/93           10.96%               11,709            15,859        250,000
12/31/94           -3.76%               13,986            18,136        250,000
12/31/95           17.32%               20,722            24,872        250,000
12/31/96            3.19%               24,582            28,732        250,000
12/31/97            9.06%               30,476            34,626        250,000
12/31/98            8.85%               36,943            41,093        250,000
12/31/99           -1.05%               40,220            43,678        250,000

INVESCO VIF-EQUITY INCOME FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           29.25%                2,039             4,009        250,000
12/31/96           22.28%                6,612             8,832        250,000
12/31/97           28.17%               11,205            15,355        250,000
12/31/98           15.30%               17,095            21,245        250,000
12/31/99           14.84%               23,738            27,888        250,000


INVESCO VIF-UTILITIES FUND

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95            9.08%                1,327             3,297        250,000
12/31/96           12.76%                5,089             7,309        250,000
12/31/97           23.41%                8,746            12,896        250,000
12/31/98           25.48%               15,946            20,096        250,000
12/31/99           19.13%               23,436            27,586        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      151

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           16.33%                1,582             3,552        250,000
12/31/95           27.48%                6,428             8,648        250,000
12/31/96            7.95%                8,507            12,657        250,000
12/31/97           12.66%               13,573            17,723        250,000
12/31/98           34.26%               23,836            27,986        250,000
12/31/99          125.40%               66,242            70,392        250,000

JANUS ASPEN BALANCED PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94            0.84%                1,038             3,008        250,000
12/31/95           24.79%                5,560             7,780        250,000
12/31/96           16.18%                8,505            12,655        250,000
12/31/97           22.10%               15,098            19,248        250,000
12/31/98           34.28%               25,878            30,028        250,000
12/31/99           26.76%               37,761            41,911        250,000


JANUS ASPEN GROWTH PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94            2.76%                1,105             3,075        250,000
12/31/95           30.17%                6,003             8,223        250,000
12/31/96           18.45%                9,285            13,435        250,000
12/31/97           22.75%               16,155            20,305        250,000
12/31/98           35.66%               27,619            31,769        250,000
12/31/99           43.98%               46,021            50,171        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      152

Nonsmoker Male Age 45 Preferred Risk Class                Death Benefit Option A
Stated Death Benefit $250,000                              Annual Premium $4,500


--------------------------------------------------------------------------------


JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           23.15%                1,823             3,793        250,000
12/31/96           34.71%                7,270             9,490        250,000
12/31/97           18.51%               10,785            14,935        250,000
12/31/98           17.23%               16,969            21,119        250,000
12/31/99           82.27%               40,202            44,352        250,000

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94            1.53%                1,062             3,032        250,000
12/31/95           27.37%                5,761             7,981        250,000
12/31/96           29.04%               10,221            14,371        250,000
12/31/97           22.15%               17,192            21,342        250,000
12/31/98           28.92%               27,343            31,493        250,000
12/31/99           64.45%               52,782            56,932        250,000

The assumptions underlying these values are described in Performance Information, page 145.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Future Dimensions                      153

                                     Part II


                           UNDERTAKING TO FILE REPORTS

                  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Texas Business Corporations Act Article 2.02-1 is a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents. This Article also grants to corporations the power to purchase director and officer insurance.

Article XXVIII of the Southland Life Insurance Company Bylaws provides as follows:


                                 ARTICLE XXVIII


INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS


                  SECTION 1. Authorization for indemnification of Directors and officers in actions by or in the right of a company to procure a judgment in its favor.

                  (a) Any person made party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer of the Company, shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such Director or officer is adjudged to have breached his duty to the Company.

                  (b) The indemnification authorized under paragraph (a) shall in no case include:

                           (1)  Amounts paid in settling or otherwise disposing
of a threatened or a pending action with or without court approval; or


--------------------------------------------------------------------------------
Future Dimensions                   II - 1

                           (2)  Expenses incurred in defending a threatened
action or a pending action which is settled or otherwise disposed of without court approval.

                  SECTION 2. Authorization for indemnification of Directors and officers in actions or proceedings other than by or in the right of a company to procure a judgment in its favor.

                  (a) Any person made, or threatened to be made, a party in an action or proceeding other than one by or in the right of the company to procure a judgment in its favor, whether civil, criminal or administrative, including an action by or in the right of any other company of any type or kind, domestic or foreign, which any Director or officer of the Company, served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, was a Director or officer of the Company, or served such other company in any capacity, shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

                  (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Company or that he had reasonable cause to believe that this conduct was unlawful.

                  SECTION 3. Payment of indemnification other than by court award.

                  (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil, criminal, or administrative action or proceeding of the character described in Section 1 or Section 2 above shall be entitled to indemnification as authorized in such Section 1 or Section 2.

                  (b) Except as provided in Paragraph (a) of this Section 3, any indemnification under Section 1 or Section 2 above, unless ordered by a court, shall be made by the Company only if authorized in the specific case:

                           (1)  By the Board of Directors acting by a quorum
consisting of Directors who are not parties to such action or proceeding upon a finding that the Director or officer has met the standard of conduct set forth in Section 1 or Section 2, as the case may be; or

                           (2) If a quorum of the Board of Directors is not
obtainable with due diligence:

                                    (A) By the Board of Directors upon the
opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in
Section 1 or Section 2 above has been met by such Director or officer, or

                                    (B) By the stockholder (excluding the
director or officer) upon a finding that the Director or officer has met the applicable standard of conduct set forth in Section 1 or Section 2 above.


--------------------------------------------------------------------------------
Future Dimensions                   II - 2

                  (c) Reasonable expenses incurred in defending a civil, criminal or administrative action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding if authorized under paragraph (b) of this Section 3 and if the Director or officer submits a written affirmation that he meets the standards necessary for indemnification and if the facts known to those making the determination would not preclude indemnification, but subject to a written undertaking of repayment if ultimately found not to be entitled to indemnification under the provisions hereof.

                  SECTION 4.  General

                  The foregoing provisions of this Article XXVIII shall be deemed to be a contract between the Company and each Director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or therefore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

                  The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any Director or officer may be entitled apart from the provisions of this Article XXVIII.

                  The Board of Directors in its discretion shall have the power on behalf of the Company to indemnify any person, other than a Director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the company. Such indemnification shall be to the same extent and subject to the same standards as indemnification for a director or officer.

                  SECTION 5.  Liability Insurance

                  The company and/or the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the company or who is or was serving at the request of the company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any and all liability asserted against him and/or incurred by him in such capacity or arising out of his status as such a person, whether or not such person would be subject to or eligible for indemnification under the other provisions of this Article XXVIII.


                 REPRESENTATIONS PURSUANT TO SECTION 26(E)(2)(A)

Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.



--------------------------------------------------------------------------------
Future Dimensions                   II - 3

         The prospectus.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representations pursuant to Section 26(e)(2)(A).
         The signatures.
         Written consents of the following persons:
                  James L. Livingston, Jr. (See Exhibit 6A).
                  Ernst & Young LLP (See Exhibit 7(a)).
                  Sutherland Asbill & Brennan LLP (See Exhibit 7(b)).
         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
              A.
              (1) Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate
                   Account L1/1/
              (2)  Not Applicable
              (3)  (a)      Form of Underwriting Agreement between Southland
                            Life Insurance Company and ING America Equities,
                            Inc. /2/
                   (b)      Form of Distribution Agreement /3/
                      (i)   Amendment to Southland Life Insurance Company
                            Distribution Agreement
                   (c)      Schedule of Sales Commissions /4/
                   (d)      Form of Wholesaling Agreement
                   (e)      Form of IIG Master Sales and Supervisory Agreement
                   (f)      Form of Broker-Dealer Supervisory and Selling
                            Agreement for Variable Contracts
              (4)  Not applicable
              (5)  (a)      Specimen Flexible Premium Adjustable Combination
                            Fixed and Variable Life Insurance Policy /5/
                      (i)   Specimen Form of Montana Flexible Premium Adjustable
                            Combination Fixed and Variable Life Insurance
                            Policy /7/
                      (ii)  Specimen Form of Texas Flexible Premium Adjustable
                            Combination Fixed and Variable Life Insurance
                            Policy /7/
                   (b)      Adjustable Term Insurance Rider /4/
                   (c)      Accidental Death Benefit Rider /4/
                   (d)      Additional Insured Rider /4/
                   (e)      Children's Insurance Rider /4/
                   (f)      Exchange of Insured Rider /4/
                   (g)      Guaranteed Insurability Rider /4/
                   (h)      Waiver of the Cost of Insurance Rider /4/
                   (i)      Waiver of Specified Premium Rider /4/
                   (j)      Guaranteed Minimum Death Benefit Rider /6/
                   (k)      Fail Safe Endorsement /8/
                   (l)      Continuation of Coverage After Age 100 Endorsement
              (6)  (a)      Amended and restated Articles of Incorporation of
                            Southland Life Insurance Company /3/
                   (b)      By-laws of Southland Life Insurance Company /2/
              (7)  Not applicable
              (8)  (a)      Form of participation/distribution agreement between
                            The Alger American Fund and the Company /3/
                   (b)      Form of participation/distribution agreement between
                            Fidelity Variable Insurance Products Fund and the
                            Company /3/
                   (c)      Form of participation/distribution agreement between
                            Fidelity Variable Insurance Products Fund II and the
                            Company /3/



--------------------------------------------------------------------------------
Future Dimensions                   II - 4

                   (d) Form of participation/distribution agreement between INVESCO Variable Investment Funds, Inc. and the Company /3/
                   (e) Form of participation/distribution agreement between Janus Aspen Series and the Company /3/
                   (f) Form of administrative services agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company
                   (g) Form of administrative services agreement between INVESCO Funds Group, Inc. and Southland Life Insurance Company
              (9)  Not applicable
              (10) Application form /5/
              (11) Issuance, transfer and redemption procedures memorandum

              B.   Not applicable

              C.   Not applicable

         2.   Opinion and Consent of B. Scott Burton, Esquire /8/

         3.   Not applicable

         4.   Not applicable

         5.   Not applicable

         6.A. Opinion and consent of James L. Livingston, Jr.

         7.(a) Consent of Ernst & Young LLP
           (b) Consent of Sutherland Asbill & Brennan LLP

-------------------
/1/ Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.
/2/ Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.
/3/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N- 4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.
/4/ Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S- 6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.
/5/ Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.
/6/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 25, 1996.
/7/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 30, 1997.
/8/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 29, 1999.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company and the Registrant, Southland Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto affixed and attested, all in the County of Fulton and the State of Georgia, on the 19th day of April, 2000.



                                            Southland Life Insurance Company
                                            (Depositor)




                                            By: /s/ Stephen M. Christopher
                                                -----------------------------
                                                 Stephen M. Christopher
                                                 President
(Seal)

Attest:


/s/ Gary W. Waggoner
-------------------------------
Gary W. Waggoner

                                            Southland Separate Account L1
                                            (Registrant)

                                            BY: Southland Life Insurance Company
                                            (Depositor)




                                            By: /s/ Stephen M. Christopher
                                                -----------------------------
                                                 Stephen M. Christopher
                                                 President


(Seal)


Attest:


/s/ Gary W. Waggoner
-------------------------------
Gary W. Waggoner

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



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

PRINCIPAL EXECUTIVE OFFICERS:


/s/ Stephen M. Christopher
------------------------
Stephen M. Christopher
President and Chairman



/s/ James L. Livingston, Jr.
------------------------
James L. Livingston, Jr.
Executive Vice President, CFO and Chief Acutary




PRINCIPAL ACCOUNTING OFFICER:



/s/ Fred H. Wright
------------------------
Fred H. Wright
Vice President and Corporate Controller




DIRECTORS:



/s/ P. Randall Lowery
------------------------
P. Randall Lowery



/s/ Michael W. Cunningham
------------------------
Michael W. Cunningham



/s/ B. Scott Burton
------------------------
B. Scott Burton



/s/ Jerome J. Cwiok
------------------------
Jerome J. Cwiok




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



Exhibit Index


1.A.(3)(b)(i)   Amendment to Southland Life Insurance Company Distribution
                Agreement
1.A.(3)(d)      Form of Wholesaling Agreement
1.A.(3)(e)      Form of IIG Master Sales and Supervisory Agreement
1.A.(3)(f)      Form of Broker-Dealer Supervisory and Selling Agreement for
                Variable Contracts
1.A.5(l)        Continuation of Coverage After Age 100 Endorsement
1.A.(8)(f)      Form of Administrative Services Agreement between Security Life of Denver Insurance Company and Southland Life Insurance Company
1.A.(8)(g)      Form of administrative services agreement between INVESCO Funds
                Group, Inc. and Southland Life Insurance Company
1.A.(11)        Issuance, Transfer and Redemption Procedures Memorandum
6.A.            Opinion and Consent of James L. Livingston, Jr.
7.(a)           Consent of Ernst & Young LLP
7.(b)           Consent of Sutherland, Asbill & Brennan LLP















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